UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BEARD ENERGY TRANSITION ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Additional Information about the Extension Meeting

On May 1, 2023, Beard Energy Transition Acquisition Corp., a Delaware corporation (“SPAC”), filed with the SEC a definitive proxy statement dated May 1, 2023 (the “Extension Proxy Statement”), in connection with its special meeting of stockholders (the “Extension Meeting”) to, among other things, approve the Extension Amendment Proposal, the Trust Amendment Proposal (each as defined in the Extension Proxy Statement) and the other matters described therein. SPAC, its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SPAC’s stockholders in connection with the Extension Meeting. Information about the directors and executive officers of SPAC and their ownership is set forth in SPAC’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on March 13, 2023, and its other filings with the SEC. Details concerning the proposal to be voted on at the Extension Meeting are included in the Extension Proxy Statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF SPAC ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE EXTENSION PROXY STATEMENT AND ANY SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC AND THE EXTENSION MEETING AND THE MATTERS TO BE VOTED ON AT THE EXTENSION MEETING. Stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website (www.sec.gov).

Except as set forth herein, all other information in the Extension Proxy Statement remains unchanged. If you have previously-submitted a proxy or tendered your shares for redemption in accordance with the procedures set forth in the Extension Proxy Statement and you do not wish to make any changes, you do not need to do anything further.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2023

BEARD ENERGY TRANSITION ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41098	86-1990354
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(713) 446-6259

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one warrant	BRD U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BRD	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BRD WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 18, 2023, Beard Energy Transition Acquisition Corp., a Delaware corporation (“Acquiror” or “SPAC”), Suntuity Inc., a Delaware corporation and wholly owned subsidiary of Acquiror (“New PubCo”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned subsidiary of New PubCo (“Merger Sub I”), Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of New PubCo (“Merger Sub II” and together with Acquiror, New PubCo and Merger Sub I, the “Acquiror Group”), Suntuity Renewables LLC, a New Jersey limited liability company (the “Company”), and solely for the purpose of Section 7.17 and Article X thereof, each of Beard Energy Transition Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Gregory A. Beard, an individual residing in New York (“Beard”), entered into a business combination agreement (the “Business Combination Agreement”). The Company is a provider of renewable energy solutions. Subject to the satisfaction or waiver of the conditions to closing of the transactions contemplated by the Business Combination Agreement (the “Closing” and such transactions, the “Transactions”) described below, the Transactions will effect a business combination between Acquiror and the Company. The Closing is expected to take place in the fourth quarter of 2023.

The Transactions

First Merger

Merger Sub I will be merged with and into the Acquiror (the “First Merger”), and as a result of the First Merger, Merger Sub I shall cease to exist and Acquiror shall continue as the surviving company (the “First Surviving Company”) and as a wholly owned subsidiary of New PubCo. At the effective time of the First Merger (the “First Merger Effective Time”), (a)    each share of Class A common stock of Acquiror (the “Acquiror Class A Common Stock”) issued and outstanding immediately prior to the First Merger Effective Time shall be cancelled and exchanged for one share of Class A common stock of New PubCo (the “New PubCo Class A Common Stock”), (b) each share of Class V common stock of Acquiror (the “Acquiror Class V Common Stock”) issued and outstanding immediately prior to the First Merger Effective Time shall be cancelled and exchanged for one share of Class V common stock of New PubCo (the “New PubCo Class V Common Stock”), (c) each warrant to purchase Acquiror Class A Common Stock (“Acquiror Warrant”), to the extent then outstanding and unexercised, shall automatically, without any action on the part of the holder thereof, be cancelled and exchanged for one warrant to purchase New PubCo Class A Common Stock (“New PubCo Warrant”) with the same terms and conditions (including exercisability terms) as were applicable to the corresponding former Acquiror Warrant immediately prior to the First Merger Effective Time, except to the extent such terms or conditions are rendered inoperative by the Transactions, and (d) each unit of Acquiror, comprised of one Acquiror Class A Common Stock and one-half of one Acquiror Warrant (“Acquiror Unit”), to the extent then outstanding, shall automatically, without any action on the part of the holder thereof, be cancelled and exchanged for one unit, comprised of one New PubCo Unit and one-half of one New PubCo Warrant (“New PubCo Unit”).

OpCo Unit Contribution

Immediately following the First Merger Effective Time, (a) pursuant to a contribution agreement (the “OpCo Contribution Agreement”), Beard will contribute, assign, transfer, convey and deliver to New PubCo, and New PubCo will accept from Beard, free and clear of all liens (other than restrictions on transfer that may be imposed by federal or state securities laws), one hundred percent (100%) of the Class A units of Beard Energy Transition Acquisition Holdings LLC (“OpCo” and such units, “OpCo Class A Units”) held by him in exchange for an equal number of shares of New PubCo Class A Common Stock, (b) pursuant to the OpCo Unit Contribution Agreement, Sponsor will contribute, assign, transfer, convey and deliver to New PubCo, and New PubCo will accept from Sponsor, free and clear of all liens (other than restrictions on transfer that may be imposed by federal or state securities laws), one hundred percent (100%) of the Class B units of OpCo (“OpCo Class B Units”) held by it (for the avoidance of doubt, after giving effect to any forfeitures pursuant to the Sponsor Agreement (as defined below)) in exchange for an equal number of shares of New PubCo Class A Common Stock and (c) pursuant to the OpCo Unit Contribution Agreement, all outstanding shares of New PubCo Class V Common Stock shall be cancelled for no consideration (collectively, the “OpCo Unit Contribution”).

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Suntuity Merger

Immediately following the OpCo Unit Contribution, Merger Sub II will be merged with and into the Company (the “Suntuity Merger”), and as a result of the Suntuity Merger, Merger Sub II shall cease to exist and the Company shall continue as the surviving company (“Suntuity”) and as a wholly owned subsidiary of New PubCo. At the effective time of the Suntuity Merger (the “Suntuity Merger Effective Time”), (a) each issued and outstanding unit representing limited liability company membership interests of the Company (“Company Interest”) will be cancelled and exchanged for (i) a number of shares of New PubCo Class A Common Stock equal to (x) 19,000,000 divided by (y) the sum of the total number of Company Interests, including Company Interests subject to awards representing the contingent right to receive a percentage of the Company Interests (the “Company Restricted Unit Awards”), issued and outstanding immediately prior to the Suntuity Merger Effective Time and (ii) a number of New PubCo Warrants in accordance with the terms of the Sponsor Agreement referred to below, (b) each warrant to purchase Company Interests (“Company Warrant”), to the extent then outstanding and unexercised, will automatically, without any action on the part of the holder thereof, be cancelled and exchanged for a number of shares of New PubCo Class A Common Stock equal to the number of Company Interests subject to such Company Warrant immediately prior to the Suntuity Merger Effective Time and (c) each Company Restricted Unit Award that is outstanding as of immediately prior to the Suntuity Merger Effective Time will cease to represent a Company Restricted Unit Award with respect to the Company Interests and will thereafter constitute an award, on the same terms and conditions (including as to vesting, acceleration and forfeiture) as were applicable to the Company Restricted Unit Award immediately prior to the Suntuity Merger Effective Time, with respect to the number of shares of New PubCo Class A Common Stock equal to (x) 19,000,000 divided by (y) sum of total number of Company Interests, including Company Interests subject to Company Restricted Unit Awards, issued and outstanding immediately prior to the Suntuity Merger Effective Time.

Representations, Warranties and Covenants; Indemnification

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing covenants of the parties requiring that, among other things, (i) the Acquiror Group and the Company will conduct their respective businesses in the ordinary course through the consummation of the Transactions and refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement, (ii) the parties will use their reasonable best efforts to cause the shares of New PubCo Class A Common Stock to be issued in connection with the Transactions to be approved for listing on the New York Stock Exchange (“NYSE”) or such other securities exchange agreed to by the Company and Acquiror, (iii) the Company will not solicit or negotiate with third parties regarding alternative transactions and will comply with certain related restrictions and cease discussions regarding alternative transactions and (iv) New PubCo will prepare and file with the Securities and Exchange Commission (the “SEC”)) a registration statement on Form S-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”) the shares of New PubCo Class A Common Stock to be issued in connection with the Transactions. In addition, the Acquiror shall prepare and file a proxy statement for the purpose of soliciting proxies from Acquiror’s stockholders to vote in favor of adoption and approval of the Required Acquiror Proposals (as defined below) and certain other matters at a meeting of Acquiror’s stockholders (the “Acquiror Stockholders’ Meeting”).

The Business Combination Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto.

Conditions to the Parties’ Obligations to Consummate the Business Combination

Mutual

Under the Business Combination Agreement, the obligations of the parties to consummate the Transactions are subject to a number of conditions to Closing, including the following: (i) the requisite approval by Acquiror’s stockholders shall have been obtained; (ii) the delivery of a written consent (the “Written Consent”) executed by the holder of a majority of the Company Interests that is sufficient to approve and adopt the Business Combination Agreement and the Transactions (the “Requisite Company Member”); (iii) the absence of specified adverse laws, injunctions or orders; (iv) all required filings under the Hart Scott Rodino Antitrust Improvement Act of 1976 shall

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have been completed and any applicable waiting period applicable to the Transactions shall have expired or been terminated; (v) the Registration Statement shall have been declared effective by the SEC under the Securities Act; (vi) the New PubCo Class A Common Stock shall not constitute “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (vii) each of Beard and Sponsor has executed and delivered the OpCo Unit Contribution Agreement in accordance with the terms of the Business Combination Agreement, which execution and delivery shall be contingent on the consummation of First Merger Effective Time and (viii) the shares of New PubCo Class A Common Stock issuable in connection with the Transactions shall have been approved for listing on the NYSE, or another securities exchange mutually agreed to by the parties, as of the Closing, subject only to official notice of issuance.

Acquiror Group

The obligations of the Acquiror Group, Beard and Sponsor to consummate the Transactions are subject to the satisfaction or waiver (where permissible) by Acquiror of the following additional conditions: (i) the accuracy of representations and warranties of the Company as determined in accordance with the Business Combination Agreement; (ii) the compliance in all material respects by the Company with its covenants under the Business Combination Agreement; (iii) the delivery by the Company of the documents and certificates required to be delivered by it at the Closing; and (iv) no Company Material Adverse Effect (as defined in the Business Combination Agreement) has occurred.

Company

The obligations of the Company to consummate the Transactions are subject to the satisfaction or waiver (where permissible) by the Company of the following additional conditions: (i) the accuracy of the representations and warranties of the Acquiror Group as determined in accordance with the Business Combination Agreement; (ii) the compliance in all material respects by each of the Acquiror Group with their respective covenants under the Business Combination Agreement; (iii) the delivery by the Acquiror Group of the documents and certificates required to be delivered by such parties at the Closing; (iv) no Acquiror Group Material Adverse Effect (as defined in the Business Combination Agreement) has occurred; (v) all of the directors, unless otherwise provided herein, and all of the officers of the Acquiror shall have resigned or otherwise been removed as a director or officer, as applicable, as of or prior to the Closing and (vi) New PubCo shall have delivered, or caused to be delivered, to the Company counterpart signatures to the Registration Rights Agreement (as defined below) executed by New PubCo.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the First Merger Effective Time by mutual written consent of Acquiror and the Company and in certain other limited circumstances, including if the First Merger has not been consummated by March 31, 2024.

Either Acquiror or Company may also terminate the Business Combination Agreement if the requisite approval and adoption by Acquiror’s stockholders of (i) the Business Combination Agreement and the Transactions; and (ii) any other proposals Acquiror deems necessary to effectuate the Transactions (collectively, the “Required Acquiror Proposals”) are not obtained at the Acquiror Stockholders’ Meeting. Additionally, Acquiror may terminate the Business Combination Agreement if the Company does not deliver to Acquiror within two business days of the Registration Statement becoming effective, the Written Consent from the Requisite Company Member, or if the Required Financial Statements (as defined in the Business Combination Agreement) have not been delivered to Acquiror by the Company on or before August 20, 2023. In addition, the Company can terminate the Business Combination Agreement if Acquiror’s board of directors withdraws its recommendation that Acquiror stockholders vote in favor of the Required Acquiror Proposals.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful and intentional material breach of the Business Combination Agreement by a party thereto.

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A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the Acquiror Group. In particular, the assertions embodied in representations and warranties by the Company and the Acquiror Group contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about the Company or the Acquiror Group. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in New PubCo’s and Acquiror’s public disclosures.

Company Support Agreement

In connection with the entry into the Business Combination Agreement, Acquiror and the Requisite Company Member, entered into a support agreement (the “Company Support Agreement”), pursuant to which, among other things, the Requisite Company Member agreed to execute and deliver a written consent approving the Business Combination Agreement and the Transactions (the “Written Consent”) within two business days after the effectiveness of the Registration Statement and to vote in favor of the approval and adoption of the Business Combination Agreement and the Transactions.

The foregoing description of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Agreement

In connection with the entry into the Business Combination Agreement, Acquiror, Sponsor, OpCo, Beard, the Company and New PubCo entered into a Sponsor Agreement (the “Sponsor Agreement”), pursuant to which, among other things, the Sponsor agreed to (a) engage in certain transactions, including forfeitures, with respect to the OpCo Class B Units and Acquiror Class V Common Stock held by Sponsor or its permitted transferee immediately before the First Merger Effective Time as further described in the Sponsor Agreement, and (b) engage in certain transactions, including forfeitures, with respect to the Acquiror Warrants held by Sponsor or its permitted transferee immediately before the First Merger Effective Time as further described in the Sponsor Agreement, and the Sponsor and Beard agreed to (x) vote to adopt and approve the Business Combination Agreement and the Transactions, and (y) waive certain anti-dilution adjustments.

The foregoing description of the Sponsor Agreement is qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

In connection with the entry into the Business Combination Agreement, Acquiror, New PubCo and the current members of the Company and certain of their affiliates (the “Lock-Up Parties”) entered into a Lock-Up Agreement (each, a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”), pursuant to which, among other things, the Lock-Up Parties agreed not to transfer their New PubCo Class A Common Stock received in connection with the Transactions until the earlier of (i) one year after the Closing, and (ii) subsequent to the Closing, if (A) the last reported sale price of the New PubCo Class A Common Stock equals or exceeds $12.00 per share (as adjusted

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for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the Closing or (B) New PubCo consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of New PubCo’s stockholders having the right to exchange their shares of New PubCo Class A Common Stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Financing Sources

On May 18, 2023, following the execution of the Business Combination Agreement, the Company entered into the First Lien Secured Bridge Note with certain lenders, including certain affiliates of the Sponsor (the “Lenders”), and the other parties thereto (the “Bridge Note”), pursuant to which the Company received $15 million in secured debt financing.. In connection with entry into the Bridge Note, the Lenders received Company Warrants to purchase an aggregate number of Company Interests equal to 4.5% of the number of fully diluted outstanding shares New PubCo Class A Common Stock after the Closing (excluding shares issued pursuant to subsequent financings, shares of New PubCo Class A Common Stock underlying the New PubCo Warrants and shares of New PubCo Class A Common Stock held by former public stockholders of Acquiror that do not exercise their redemption rights) at a purchase price of $0.01 per Company Interest. As described above, in connection with the Suntuity Merger, these Company Warrants will automatically, without any action on the part of the holder thereof, be cancelled and exchanged for a number of shares of New PubCo Class A Common Stock equal to the number of Company Interests subject to such Company Warrants immediately prior to the Suntuity Merger Effective Time.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Acquiror Class A Common Stock and the Acquiror Warrants are currently listed for trading on NYSE under the symbols “BRD” and “BRD.WS,” respectively. In addition, the Acquiror Units are also listed for trading on NYSE under the symbol “BRD.U.” As a result of the Transactions, (i) each share of Acquiror Class A Common Stock will be exchanged for a share of New PubCo Class A Common Stock, (ii) the Acquiror Warrants will be exchanged for New PubCo Warrants and (iii) the Acquiror Units will be exchanged for New PubCo Units. In connection with the Closing, (i) all of the Acquiror Class A Common Stock and Acquiror Warrants will be delisted from NYSE and will cease to be publicly traded, (ii) the Acquiror Units will be exchanged for New PubCo Units and the New PubCo Units will automatically separate into the component securities and (iii) New PubCo expects to list the New PubCo Class A Common Stock and New PubCo Warrants for trading on NYSE or such other securities exchange as the parties agree under the symbols “STY” and “STY.WS,” respectively.

Item 8.01.	Other Events.

On May 18, 2023, Citigroup Global Markets Inc. (“Citi”), the underwriter for Acquiror’s initial public offering (the “Acquiror IPO”), delivered a letter to Acquiror (the “Fee Waiver Letter”), wherein Citi expressly waived all deferred underwriting discounts and commissions owed to them upon consummation of the Transactions pursuant to the underwriting agreement entered into in connection with the Acquiror IPO. Accordingly, Acquiror does not owe Citi deferred underwriting discounts and commissions aggregating approximately $8.05 million in connection with the Transactions.

Forward-Looking Statements

This document includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-

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looking. Forward-looking statements may include, for example, statements about the Company’s or SPAC’s ability to effectuate the proposed business combination discussed in this document; the benefits of the proposed business combination; the future financial performance of New PubCo, which will be the go-forward public company following the completion of the business combination, following the Transactions; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this document, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing New PubCo’s, the Company’s or SPAC’s views as of any subsequent date, and none of New PubCo the Company or SPAC undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Neither New PubCo nor SPAC gives any assurance that either New PubCo or SPAC will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, New PubCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the timing to complete the proposed business combination by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed business combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against New PubCo, SPAC, the Company or any investigation or inquiry following announcement of the proposed business combination, including in connection with the proposed business combination; (iv) the inability to complete the proposed business combination due to the failure to obtain approval of SPAC’s stockholders; (v) the Company’s and New PubCo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed business combination; (vi) the ability of the parties to obtain the listing of New PubCo’s common stock and warrants on a national exchange upon the closing of the proposed business combination; (vii) the risk that the proposed business combination disrupts current plans and operations of the Company; (viii) the ability to recognize the anticipated benefits of the proposed business combination; (ix) unexpected costs related to the proposed business combination; (x) the amount of redemptions by SPAC’s public stockholders being greater than expected; (xi) the management and board composition of New PubCo following completion of the proposed business combination; (xii) limited liquidity and trading of New PubCo’s securities; (xiii) geopolitical risk and changes in applicable laws or regulations; (xiv) the possibility that the Company or SPAC may be adversely affected by other economic, business, and/or competitive factors; (xv) operational risks; (xvi) the possibility that natural disasters, raw material, component and labor shortages, global and regional shipping and logistics constraints, work stoppages, epidemics or pandemics, or the physical effects of climate change disrupt the Company’s business; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on the Company’s resources; (xix) the risks that the consummation of the proposed business combination is substantially delayed or does not occur; and (xx) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in SPAC’s other filings with the Securities and Exchange Commission (“SEC”).

No Offer or Solicitation

This communication is related to the proposed business combination between SPAC, the Company and New PubCo and shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act, as amended. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and does not constitute an offer, or a solicitation of an offer, to sell or buy any securities of SPAC, New PubCo or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed business combination, New PubCo, which will be the going-forward public company, will file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will

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include a preliminary prospectus of New PubCo and a preliminary proxy statement of the SPAC. Information in the preliminary proxy statement/prospectus will not be complete and may be changed. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the proposed business combination and the other matters to be voted upon at SPAC’s stockholder meeting. After the registration statement is declared effective, SPAC will mail the definitive proxy statement/prospectus relating to the proposed business combination to SPAC’s stockholders as of a record date to be established for voting on the proposed business combination. This document does not contain all the information that should be considered concerning the proposed business combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Stockholders of SPAC and other interested persons are advised to read, when available, the definitive proxy statement/prospectus as well as other documents filed or to be filed with the SEC because these documents will contain important information about SPAC, New PubCo, the Company and the proposed business combination. Once available, investors and security holders may also obtain a copy of the Registration Statement, including the preliminary or definitive proxy statement/prospectus, and other documents filed with the SEC by SPAC or New PubCo without charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation

SPAC, New PubCo and the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies of SPAC’s stockholders with respect to the proposed business combination . Information about the directors and executive officers of SPAC and their ownership is set forth in SPAC’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC on March 13, 2023, and its other filings with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the SPAC stockholders in connection with the proposed business combination will be set forth in the Registration Statement containing the preliminary proxy statement/prospectus, when available. Stockholders, potential investors and other interested persons should read the Registration Statement and the definitive proxy statement/prospectus when it becomes available carefully before making any voting or investment decisions. These documents are available free of charge at the SEC’s website at www.sec.gov.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of May 18, 2023, by and among Beard Energy Transition Acquisition Corp, Suntuity Inc., Beard Merger Sub I Corp., Beard Merger Sub II LLC, Suntuity Renewables, LLC and, for limited purposes, Beard Energy Transition Acquisition Sponsor LLC and Gregory A. Beard.

10.1	Support Agreement, dated as of May 18, 2023, by and among Beard Energy Transition Acquisition Corp. and TJFT STY Holdings, LLC.

10.2	Sponsor Agreement, dated as of May 18, 2023, by and among Beard Energy Transition Acquisition Sponsor LLC, Beard Energy Transition Acquisition Corp., Beard Energy Transition Acquisition Holdings LLC, Suntuity Inc., Suntuity Renewables LLC and Gregory A Beard.

10.3	Form of Lock-Up Agreement.

104	Cover Page Interactive Data file (embedded within the inline XBRL document).

*	Certain information has been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of the omitted information will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 19, 2023

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:	/s/ Sarah James
Name:	Sarah James
Title:	Chief Financial Officer and Chief Accounting Officer

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This BUSINESS COMBINATION AGREEMENT, dated as of May 18, 2023 (this “Agreement”), is by and among Beard Energy Transition Acquisition Corp., a Delaware corporation (“Acquiror”), Suntuity Inc., a Delaware corporation and wholly owned Subsidiary of Acquiror (“New PubCo”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned Subsidiary of New PubCo (“Merger Sub I”), Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned Subsidiary of New PubCo (“Merger Sub II”), Suntuity Renewables, LLC, a New Jersey limited liability company (the “Company”), and solely for the purpose of Section 7.17 and Article X hereof, each of Beard Energy Transition Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Gregory A. Beard, an individual residing in New York (“Beard”). Acquiror, Merger Sub I, Merger Sub II, New PubCo and the Company are collectively referred to herein as the “Parties” and individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Section 10.03.

WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the Sponsor has executed and delivered to the Company a Sponsor Agreement, dated as of the date hereof (the “Sponsor Agreement”), pursuant to which, among other things, the Sponsor has agreed to (a) engage in certain transactions with respect to the OpCo Class B Units (as defined herein) and Acquiror Class V Common Stock held by Sponsor or its permitted transferee immediately before the First Merger Effective Time (as defined herein), (b) engage in certain transactions with respect to the Acquiror Warrants held by Sponsor or its permitted transferee immediately before the First Merger Effective Time, (c) vote to adopt and approve this Agreement and the other documents contemplated hereby, and (d) waive certain anti-dilution adjustments;

WHEREAS, as a condition and inducement to the Acquiror Group’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the Key Company Member has executed and delivered to the Acquiror Group a Support Agreement, dated as of the date hereof (the “Support Agreement”), pursuant to which, among other things, the Key Company Member has agreed to adopt and approve this Agreement, the Suntuity Merger and the Transactions;

WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the current members of the Company and certain of their affiliates have executed and delivered to the Acquiror and New PubCo a Lock-Up Agreement, dated as of the date hereof (each, a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”), pursuant to which, among other things, such members have agreed to certain restrictions with respect to the transfer of their New PubCo Class A Common Stock received in connection with the Transactions;

WHEREAS, contemporaneously with the execution of this Agreement, the Parties have entered into a letter agreement with respect to certain matters related to the Transactions;

WHEREAS, subject to the terms and conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware (“DGCL”) and the Limited Liability Company Act of the State of Delaware (the “DLLCA”), as applicable, Merger Sub I shall be merged with and into the Acquiror (the “First Merger”), with the Acquiror surviving as a wholly-owned Subsidiary of New PubCo (the “First Surviving Company”);

WHEREAS, in connection with the First Merger, (a) each issued and outstanding share of Acquiror Class A Common Stock shall convert automatically, on a one-for-one basis, into a share of New PubCo Class A Common Stock; (b) each issued and outstanding share of Acquiror Class V Common Stock shall convert automatically, on a one-for-one basis, into a share of New PubCo Class V Common Stock; (c) each then issued and outstanding Acquiror Warrant shall convert automatically into a New PubCo Warrant; (d) each then issued and outstanding Acquiror Unit shall convert automatically into a New PubCo Unit; and (e) Acquiror’s interests in New PubCo will be automatically cancelled for no consideration;

WHEREAS, immediately following the First Merger, each of Beard and Sponsor will contribute their Class A Units and Class B Units, respectively, in Beard Energy Transition Acquisition Holdings LLC, a Delaware limited liability company and Subsidiary of Acquiror (“OpCo” and such units, the “OpCo Class A Units” and the “OpCo Class B Units”, respectively) (the “OpCo Unit Contribution”) to New PubCo, in each case, in exchange for an equal number of shares of New PubCo Class A Common Stock and in accordance with a contribution agreement substantially in the form attached hereto as Exhibit A (the “OpCo Unit Contribution Agreement”);

WHEREAS, in connection with the OpCo Unit Contribution and in accordance with the OpCo Unit Contribution Agreement, all issued and outstanding New PubCo Class V Common Stock will be automatically cancelled without any consideration;

WHEREAS, following the First Merger, and the OpCo Unit Contribution and in accordance with DLLCA and the Revised Uniform Limited Liability Company Act of the State of New Jersey (the “RULLCA”), Merger Sub II shall be merged with and into the Company (the “Suntuity Merger”), with the Company surviving as a wholly-owned Subsidiary of New PubCo (“Suntuity”), and in connection therewith, the members of the Company will receive shares of New PubCo Class A Common Stock and New PubCo Warrants, in accordance with the terms as set forth herein;

WHEREAS, the Parties intend for U.S. federal and applicable state income Tax purposes, that (i) the First Merger be treated as a “reorganization” within the meaning of Section 368(a) of the Code and (ii) the First Merger, the OpCo Unit Contribution and the Suntuity Merger, taken together, be treated as contributions of interests in Acquiror, OpCo and Suntuity, respectively, in exchange for New PubCo Class A Common Stock and New PubCo Warrants, as applicable, in a transaction described in Section 351(a) of the Code (except that such New PubCo Warrants received by holders of Company Interests constitute “other property” described in Section 351(b) of the Code) (such treatment, the “Intended Tax Treatment”);

WHEREAS, the board of directors of Acquiror (the “Acquiror Board”) has (i) approved this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions, and determined that the same are fair and advisable to and in the best interests of Acquiror and its stockholders and (ii) recommended the approval and adoption of this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions by the stockholders of Acquiror (the “Acquiror Board Recommendation”);

WHEREAS, the board of directors of New PubCo has (i) approved this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions, and determined that the same are fair advisable to and in the best interests of New PubCo and its sole stockholder and (ii) recommended the approval and adoption of this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions by the sole stockholder of New PubCo;

WHEREAS, the board of directors of Merger Sub I has (i) approved this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions and determined that the same are fair advisable to and in the best interests of Merger Sub I and its sole stockholder and (ii) recommended the approval and adoption of this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions by the sole stockholder of Merger Sub I;

WHEREAS, the Management Committee of the Company (the “Management Committee”) has (i) approved this Agreement, the Mergers and the Transactions, and determined that the same are fair and advisable to and in the best interests of the Company and its members and (ii) recommended the approval and adoption of this Agreement, the Mergers and the other Transactions by the members of the Company (the “Company Board Recommendation”);

WHEREAS, New PubCo, as the sole member of Merger Sub II, has authorized, approved and adopted this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions; and

WHEREAS, simultaneously with the Closing (as defined herein), New PubCo and the other parties thereto shall enter into the amended and restated registration rights agreement (the “Registration Rights Agreement”) substantially in the form of Exhibit B attached hereto.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parties hereby agree as follows:

ARTICLE I

THE MERGERS, THE OpCo Unit CONTRIBUTION AND OTHER TRANSACTIONS

SECTION 1.01 The Mergers.

(a) Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined herein), Merger Sub I shall be merged with and into the Acquiror in accordance with this Agreement and the DGCL. As a result of the First Merger, Merger Sub I shall cease to exist and Acquiror shall continue as the First Surviving Company and as a wholly owned Subsidiary of New PubCo.

(b) Upon the terms and subject to the conditions of this Agreement, immediately following the OpCo Unit Contribution, Merger Sub II shall be merged with and into the Company in accordance with this Agreement, DLLCA and RULLCA. As a result of the Suntuity Merger, Merger Sub II shall cease to exist and the Company shall continue as Suntuity and as a wholly owned Subsidiary of New PubCo.

SECTION 1.02 First Merger Effective Time; Suntuity Merger Effective Time.

(a) Upon the terms and subject to the conditions of this Agreement, as soon as practicable on the Closing Date, the parties hereto shall cause the First Merger to be consummated by filing a certificate of merger with the Secretary of State of the State of Delaware executed in accordance with, and in such form as is required by, the relevant provisions of the DGCL (the “Certificate of Merger”), and shall make all other filings, recordings or publications required under the DGCL in connection with the First Merger. The Certificate of Merger shall be substantially in the form attached hereto as Exhibit C. The First Merger shall become effective at the time that the properly executed and certified copy of the Certificate of Merger is filed with the Secretary of State of the State of Delaware or, to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of such Certificate of Merger and specified in the Certificate of Merger; provided that any forfeitures of OpCo Class B Units, Acquiror Class V Common Stock and Acquiror Warrants held by Sponsor or its permitted transferee pursuant to the Sponsor Agreement shall be consummated prior to the First Merger (the time at which the First Merger becomes effective is herein referred to as the “First Merger Effective Time”).

(b) Upon the terms and subject to the conditions of this Agreement, immediately following the OpCo Unit Contribution, the parties hereto shall cause the Suntuity Merger to be consummated by filing (i) a certificate of merger with the Secretary of State of the State of Delaware executed in accordance with, and in such form as is required by, the relevant provisions of the DLLCA (the “Suntuity Delaware Certificate of Merger”) and (ii) a certificate of merger/consolidation with the New Jersey Division of Revenue executed in accordance with, and in such form as is required by, the relevant provisions of RULLCA (the “Suntuity New Jersey Certificate of Merger”), and shall make all other filings, recordings or publications required under the DLLCA or RULLCA, as applicable, in connection with the Suntuity Merger. The Suntuity Delaware Certificate of Merger shall be substantially in the form attached hereto as Exhibit D. The Suntuity New Jersey Certificate of Merger shall be substantially in the form attached hereto as Exhibit E. The Suntuity Merger shall become effective at the time that is the later of (i) when the properly executed and certified copies of the Suntuity Delaware Certificate of Merger are filed with the Secretary of State of the State of Delaware, (ii) when the properly executed and certified copies of the Suntuity New Jersey Certificate of Merger are filed with the New Jersey Division of Revenue or (iii) to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of such Suntuity New Jersey Certificate of Merger and Suntuity Delaware Certificate of Merger (the time at which the Suntuity Merger becomes effective is herein referred to as the “Suntuity Merger Effective Time”); provided that in no event shall the Suntuity Merger Effective Time be prior to the effectiveness of the OpCo Unit Contribution.

SECTION 1.03 Effect of the Mergers.

(a) At the First Merger Effective Time, the effect of the First Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the First Merger Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of Acquiror and Merger Sub I shall vest in the First Surviving Company, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Acquiror and Merger Sub I shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the First Surviving Company.

(b) At the Suntuity Merger Effective Time, the effect of the Suntuity Merger shall be as provided in the applicable provisions of the DLLCA and RULLCA. Without limiting the generality of the foregoing, and subject thereto, at the Suntuity Merger Effective Time, all the property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub II shall vest in Suntuity, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Company and Merger Sub II shall become the debts, liabilities, obligations, restrictions, disabilities and duties of Suntuity.

SECTION 1.04 OpCo Unit Contribution. On the Closing Date and subject to and immediately following the occurrence of the First Merger Effective Time, the OpCo Unit Contribution shall occur as set forth below:

(a) pursuant to the OpCo Unit Contribution Agreement, Beard shall contribute, assign, transfer, convey and deliver to New PubCo, and New PubCo shall accept from Beard, free and clear of all Liens (other than restrictions on transfer that may be imposed by federal or state securities Laws), one hundred percent (100%) of the OpCo Class A Units held by him in exchange for an equal number of shares of New PubCo Class A Common Stock;

(b) pursuant to the OpCo Unit Contribution Agreement, Sponsor shall contribute, assign, transfer, convey and deliver to New PubCo, and New PubCo shall accept from Sponsor, free and clear of all Liens (other than restrictions on transfer that may be imposed by federal or state securities Laws), one hundred percent (100%) of the OpCo Class B Units held by it (for the avoidance of doubt, after giving effect to any forfeitures pursuant to the Sponsor Agreement) in exchange for an equal number of shares of New PubCo Class A Common Stock; and

(c) pursuant to the OpCo Unit Contribution Agreement, all outstanding shares of New PubCo Class V Common Stock shall be cancelled for no consideration.

SECTION 1.05 Closing. Unless this Agreement is terminated earlier pursuant to Article IX, the closing of Mergers and OpCo Unit Contribution shall take place at 10:00 a.m. New York City time on a date (the “Closing Date”) to be specified by Acquiror and the Company (the “Closing”). The Closing Date shall be as soon as practicable, but in no event later than three (3) Business Days, following the satisfaction or waiver (to the extent such waiver is permitted by applicable Law) of all of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), virtually by the electronic exchange of documents, unless another date, time or place is agreed to in writing by Acquiror and the Company.

SECTION 1.06 Organizational Documents.

(a) The certificate of incorporation of Merger Sub I in effect immediately prior to the First Merger Effective Time, substantially in the form attached hereto as Exhibit G (the “Merger Sub I Charter”), shall be the certificate of incorporation of First Surviving Company immediately after the First Merger. The bylaws of Merger Sub I in effect immediately prior to the First Merger Effective Time, substantially in the form agreed to between Acquiror and the Company (the “Merger Sub I Bylaws”), shall be the bylaws of First Surviving Company immediately after the First Merger.

(b) The certificate of formation of the Company in effect immediately prior to the Suntuity Merger Effective Time shall be the certificate of formation of Suntuity immediately after the Suntuity Merger. The limited liability company agreement of the Company in effect immediately prior to the Suntuity Merger Effective Time shall be the limited liability company agreement of Suntuity immediately after the Suntuity Merger.

(c) Immediately prior to the First Merger Effective Time and immediately prior to the Suntuity Merger Effective Time, the certificate of incorporation of New PubCo shall be, and the parties shall take or cause to be taken all action required to cause the certificate of incorporation of New PubCo to be, amended and restated in accordance with New PubCo’s Organizational Documents and applicable Law substantially in the form agreed between Acquiror and the Company (the “Restated Charter”). In addition, the bylaws of New PubCo shall be amended and restated substantially in the form agreed between Acquiror and the Company (the “Restated Bylaws”).

ARTICLE II

CONVERSIONS AND EXCHANGES OF SECURITIES

SECTION 2.01 First Merger.

(a) At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of any Party or the holders of any of the following securities:

(b) Each share of Acquiror Class A Common Stock issued and outstanding immediately prior to the First Merger Effective Time shall be cancelled and exchanged for one share of New PubCo Class A Common Stock.

(c) Each share of Acquiror Class V Common Stock issued and outstanding immediately prior to the First Merger Effective Time shall be cancelled and exchanged for one share of New PubCo Class V Common Stock.

(d) New PubCo shall assume the Acquiror Warrant Agreement and enter into such amendments thereto as are necessary to give effect to the provisions of this Section 2.01(d), and each Acquiror Warrant, to the extent then outstanding and unexercised, shall automatically, without any action on the part of the holder thereof, be cancelled and exchanged for one New PubCo Warrant. Each New PubCo Warrant shall be subject to the same terms and conditions (including exercisability terms) as were applicable to the corresponding former Acquiror Warrant immediately prior to the First Merger Effective Time, except to the extent such terms or conditions are rendered inoperative by the Transactions.

(e) Each Acquiror Unit, to the extent then outstanding, shall automatically, without any action on the part of the holder thereof, be cancelled and exchanged for one New PubCo Unit. Each New PubCo Unit shall be comprised of one share of New PubCo Class A Common Stock and one-half of one New PubCo Warrant.

(f) If there are any shares of Acquiror Class A Common Stock that are owned by the Acquiror as treasury stock or any Acquiror Class A Common Stock owned by any direct or indirect Subsidiary of Acquiror immediately prior to the First Merger Effective Time, such Acquiror Class A Common Stock shall be cancelled and shall cease to exist without any conversion thereof or payment or other consideration therefor.

(g) New PubCo shall become the sole stockholder of the First Surviving Company in accordance with the DGCL.

SECTION 2.02 Suntuity Merger. At the Suntuity Merger Effective Time, by virtue of the Suntuity Merger, and without any action on the part of any Party or the holders of any of the following securities:

(a) Each Company Interest issued and outstanding immediately prior to the Suntuity Merger Effective Time shall be cancelled and exchanged for (i) a number of shares of New PubCo Class A Common Stock equal to (x) the Suntuity Consideration Shares divided by (y) the sum of the total number of Company Interests, including Company Interests subject to Company Restricted Unit Awards, issued and outstanding immediately prior to the Suntuity Merger Effective Time and (ii) a number of New PubCo Warrants as contemplated in the Sponsor Agreement.

(b) Each Company Warrant, to the extent then outstanding and unexercised, shall automatically, without any action on the part of the holder thereof, be cancelled and exchanged for a number of shares of New PubCo Class A Common Stock equal to the number of Company Interests subject to such Company Warrant immediately prior to the Suntuity Merger Effective Time.

(c) New PubCo shall be the sole member of Suntuity in accordance with the DLLCA and RULLCA.

SECTION 2.03 Redemptions. Each Redeeming Stockholder shall have the New PubCo Class A Common Stock issued to such Redeeming Stockholder pursuant to Section 2.01 redeemed immediately following the Mergers and the OpCo Unit Contribution, and such stock shall be converted into the right to receive from New PubCo, in cash, an amount per share calculated in accordance with such stockholder’s Redemption Rights. At or as promptly as practical after the consummation of the Mergers and the OpCo Unit Contribution, New PubCo shall make such cash payments in respect of each such share. As of such redemption, all such shares shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each Redeeming Stockholder shall cease to have any rights with respect thereto, except the right to receive the cash payments from New PubCo referred to in the immediately preceding sentence.

SECTION 2.04 Acquiror Units. In the event that the New PubCo Class A Common Stock and New PubCo Warrants comprising a single New PubCo Unit have not been detached so as to permit separate transferability or trading thereof prior to the consummation of the Suntuity Merger, then effective immediately following the Suntuity Merger, any and all New PubCo Units shall be automatically detached and broken out into their constituent parts, such that a holder of one New PubCo Unit shall thereupon hold one share of New PubCo Class A Common Stock and one-half of one New PubCo Warrant; provided, however, that if upon such detachment, a holder of New PubCo Warrants would be deemed to hold a fractional New PubCo Warrant, then the number of New PubCo Warrants deemed to be held by such holder shall be rounded down to the nearest whole number.

SECTION 2.05 Treatment of Company Restricted Units.

(a) Each Company Restricted Unit Award that is outstanding as of immediately prior to the Suntuity Merger Effective Time, shall, effective as of the Suntuity Merger Effective Time, by virtue of the Suntuity Merger and without any action on the part of the Acquiror, the Company, or the holder thereof, cease to represent a Company Restricted Unit Award with respect to the Company Interests and shall thereafter constitute an award, on the same terms and conditions (including as to vesting, acceleration and forfeiture) as were applicable to the Company Restricted Unit award immediately prior to the Suntuity Merger Effective Time, with respect to the number of shares of New PubCo Class A Common Stock equal to (x) the Suntuity Consideration Shares divided by (y) the sum of the total number of Company Interests, including Company Interests subject to Company Restricted Unit Awards, issued and outstanding immediately prior to the Suntuity Merger Effective Time.

(b) Prior to the First Merger Effective Time, the Company shall take such action and adopt such resolutions as are required to effectuate the treatment of the Company Restricted Unit Awards set forth in this Section 2.05, and to take all actions reasonably required to effectuate any provision of this Section 2.05.

SECTION 2.06 Withholding. Notwithstanding any provision contained in any Transaction Document to the contrary, each of Acquiror, New PubCo, Merger Sub I and Merger Sub II shall be entitled to deduct and withhold from the consideration (including shares, units, warrants, options or other property) otherwise payable, issuable or transferrable pursuant to the Transaction Documents such amounts as it is required to deduct and withhold with respect to the making of such payment, issuance or transfer under the Code or any other provision of U.S. federal, state or local or non-U.S. Law. To the extent any amounts are so deducted or withheld and remitted to the applicable Governmental Authority, such amounts so deducted or withheld and remitted shall be treated for all purposes of the Transaction Documents as having been paid, issued or transferred to the person in respect of which such deduction or withholding was made. To the extent any Party hereto becomes aware of any obligation to deduct or withhold from amounts otherwise payable, issuable or transferable pursuant to the Transaction Documents, such Party shall notify the other Parties hereto as soon as reasonably practicable, and the parties hereto shall reasonably cooperate to obtain any certificates or other documentation required in respect of such deduction or withholding obligation and to reduce or eliminate any applicable deduction or withholding.

SECTION 2.07 Exchange.

(a) On the Closing Date, New PubCo shall deposit, or shall cause to be deposited, with a bank or trust company that shall be designated by New PubCo and is reasonably satisfactory to the Acquiror and the Company (the “Exchange Agent”), (i) for the benefit of the holders of the Acquiror Class A Common Stock, for exchange in accordance with this Agreement, the number of shares of New PubCo Class A Common Stock issuable to the holders of the Acquiror Class A Common Stock pursuant to Section 2.01(b), (ii) for the benefit of the holders of the Acquiror Class V Common Stock, for exchange in accordance with this Agreement, the number of shares of New PubCo Class V Common Stock issuable to the holders of the Acquiror Class V Common Stock pursuant to Section 2.01(c), (iii) for the benefit of the holders of the Acquiror Warrants, for exchange in accordance with this Agreement, the number of New PubCo Warrants issuable to the holders of the Acquiror Warrants pursuant to Section 2.01(d), (iv) for the benefit of the holders of the OpCo Class A Units and OpCo Class B Units, for exchange in accordance with this Agreement, the number of shares of New PubCo Class A Common Stock issuable to the holders of the OpCo Class A Units and OpCo Class B Units pursuant to Section 1.04(a) and Section 1.04(b) and (v) for the benefit of the holders of the Company Interests and Company Warrants, for exchange in accordance with this Agreement, the number of shares of New PubCo Class A Common Stock and the number of New PubCo Warrants (such shares of New PubCo Class A Common Stock, New PubCo Class V Common Stock and New PubCo Warrants, being hereinafter referred to as the “Exchange Fund”) issuable to the holders of the Company Interests and Company Warrants, as applicable, pursuant to Section 2.02. New PubCo shall cause the Exchange Agent, pursuant to irrevocable instructions, to pay to the holders of the Acquiror Class A Common Stock, Acquiror Class V Common Stock, Acquiror Warrants, Company Interests and Company Warrants and to Sponsor and Beard their applicable share from the Exchange Fund in accordance with this Agreement.

(b) Immediately after the First Merger Effective Time, the Exchange Agent will, pursuant to irrevocable instructions to be delivered to the Exchange Agent by New PubCo, deliver (i) shares of New PubCo Class A Common Stock to each holder of Acquiror Class A Common Stock pursuant to Section 2.01(b), (ii) shares of New PubCo Class V Common Stock to each holder of Acquiror Class V Common Stock pursuant to Section 2.01(c), (iii) New PubCo Warrants to each holder of Acquiror Warrants pursuant to Section 2.01(d), and (iv) New PubCo Units to each holder of Acquiror Units pursuant to Section 2.01(e). Concurrently with delivery of New PubCo shares as contemplated under this Section 2.07(b), the Acquiror Class A Common Stock, Acquiror Class V Common Stock, Acquiror Warrants and Acquiror Units shall be cancelled.

(c) Immediately after the OpCo Unit Contribution, the Exchange Agent will, pursuant to irrevocable instructions to be delivered to the Exchange Agent by New PubCo, deliver the number of shares of New PubCo Class A Common Stock to Gregory A. Beard and the number of shares of New PubCo Class A Common Stock to Sponsor as required pursuant to Section 1.04(a) and (b), respectively, out of the Exchange Fund pursuant to the provisions of this Article II.

(d) Immediately after the Suntuity Merger Effective Time, the Exchange Agent will, pursuant to irrevocable instructions to be delivered to the Exchange Agent by New PubCo, deliver (i) shares of New PubCo Class A Common Stock and New PubCo Warrants to each holder of Company Interests pursuant to Section 2.02(a) and (ii) shares of New PubCo Class A Common Stock to each holder of Company Warrants pursuant to Section 2.02(b).

(e) Any portion of the Exchange Fund that remains undistributed for one year after the Suntuity Merger Effective Time shall be delivered to New PubCo, upon demand, and any holders of Acquiror Class A Common Stock, Acquiror Class V Common Stock, Acquiror Warrants and Company Interests shall thereafter look only to New PubCo for the applicable share of the Exchange Fund to which they were entitled. Any portion of the Exchange Fund remaining unclaimed as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become property of any government entity shall, to the extent permitted by applicable law, become the property of New PubCo free and clear of any claims or interest of any Person previously entitled thereto.

(f) None of the Exchange Agent, Acquiror or New PubCo shall be liable to any holder of Acquiror Class A Common Stock, Acquiror Class V Common Stock, Acquiror Warrants, Company Interests or Company Warrants for any New PubCo Class A Common Stock, New PubCo Class V Common Stock, or New PubCo Warrants (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any abandoned property, escheat or similar Law in accordance with this Section 2.07(f).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an inducement to Acquiror Group to enter into this Agreement, except as set forth in the Company’s disclosure schedule delivered concurrently with the execution and delivery of this Agreement (the “Company Disclosure Schedule”), the Company hereby represents and warrants to Acquiror Group as follows:

SECTION 3.01 Organization and Qualification; Subsidiaries and Minority Investment Entities.

(a) The Company is a limited liability company duly organized, validly existing and in good standing under the Laws of the jurisdiction. The Company has the requisite limited liability company power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each Company Subsidiary and, to the Knowledge of the Company, each Minority Investment Entity, is a limited liability company or other organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite limited liability company or other organizational power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company and each Company Subsidiary and, to the Knowledge of the Company, each Minority Investment Entity, is duly qualified or licensed as a foreign limited liability company or other organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where such failure to be so qualified or licensed and in good standing would not individually or in the aggregate result in a Company Material Adverse Effect.

(b) A true and complete list of all the Company Subsidiaries and Minority Investment Entities, together with the jurisdiction of incorporation or organization of each Company Subsidiary and each Minority Investment Entity and the percentage of the outstanding capital stock or limited liability company membership interests of each Company Subsidiary and each Minority Investment Entity owned by the Company and each other Company Subsidiary, is set forth in Section 3.01(b) of the Company Disclosure Schedule. Except as disclosed on Section 3.01(b) of the Company Disclosure Schedule, the Company does not directly or indirectly own (and has never directly or indirectly owned) any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, limited liability company, partnership, joint venture or business association or other entity.

SECTION 3.02 Organizational Documents. The Company has heretofore furnished to Acquiror a complete and correct copy of the certificate of incorporation and the limited liability company agreement or equivalent organizational documents, each as amended to date, of the Company, each Company Subsidiary and each Minority Investment Entity. Such Organizational Documents are in full force and effect. None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any Minority Investment Entity, is in breach or violation of any of the provisions of its Organizational Documents.

SECTION 3.03 Capitalization.

(a) The outstanding Company Interests: (i) represent all of the issued and outstanding Equity Interests of the Company, (ii) have been duly authorized and validly issued and are fully paid, non-assessable and are free and clear of all Liens (other than as set forth in the Organizational Documents of the Company or restrictions on transfer under applicable federal and state securities Laws); (ii) were issued in compliance in all material respects with applicable Law; and (iii) were not issued in breach or violation of any Contract or preemptive rights of any Person to acquire Equity Interest of the Company, rights of first refusal or other similar rights. Other than the outstanding Company Interests and Company Warrants, there are no Equity Interests of the Company reserved, issued or outstanding or held in treasury, and the Company has not granted any and there are no preemptive or other outstanding rights, subscriptions, options, phantom stock or units, warrants, stock or unit participation rights, stock appreciation rights, redemption rights, repurchase rights, convertible, exercisable, or exchangeable securities or other agreements, arrangements or commitments of any character relating to the issued or unissued share capital or other ownership interest in the Company or any other securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company, and no securities evidencing such rights are authorized, issued or outstanding. The Company does not have any outstanding bonds, debentures, notes or other obligations which provide the holders thereof the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote) with the members of the Company on any matter. Section 3.03(a) of Company Disclosure Schedule sets forth Permitted Liens of the Company and each Company Subsidiary as of the date hereof.

(b) As of the date of this Agreement, there are 10,000 outstanding Company Interests, all of which are held by the persons listed in Section 3.03(b) of the Company Disclosure Schedule.

(c) Other than the Company’s or Company Subsidiaries’ Organizational Documents, as applicable, there are no voting trusts, proxies or other agreements or understandings in effect to which the Company or any Company Subsidiary is a party with respect to the voting or transfer of any of the membership interests.

(d) The Company owns directly 100% of the issued and outstanding limited liability company membership interests of each of (i) Suntuity Sourcing LLC, (ii) Suntuity Electric LLC, (iii) Suntuity Solar Limited Liability Company, (iv) Suntuity University LLC, (v) Suntuity Home LLC, (vi) Suntuity Holdings I, LLC, (vii) Suntuity Internal Holdings, LLC and (vii) Suntuity Energy Capital, LLC (collectively, the “Subsidiary Interests”). The Company owns directly 29.3% of the issued and outstanding Equity Interests of Solar Quote, Inc. and 21.4% of the issued and outstanding Equity Interests of Bluedot Energies Inc. (the “Minority Interests”). The Subsidiary Interests represent all of the issued and outstanding Equity Interests of the Company Subsidiaries and the Minority Interests represent all of the Equity Interests of the Minority Investment Entities owned by the Company.

(e) The Subsidiary Interests and, to the Knowledge of the Company, the Minority Interests, (i) have been duly authorized and validly issued and are fully paid, non-assessable and are free and clear of all Liens (other than as set forth in the Organizational Documents of the applicable Company Subsidiary or Minority Investment Entity or restrictions on transfer under applicable federal and state securities Laws); (ii) were issued in compliance in all material respects with applicable Law; and (iii) were not issued in breach or violation of any Contract or preemptive rights of any Person to acquire Equity Interest of the applicable Company Subsidiary or Minority Investment Entity, rights of first refusal or other similar rights. Other than the Subsidiary Interests, there are no Equity Interests of the applicable Company Subsidiary reserved, issued or outstanding or held in treasury, and applicable Company Subsidiary has not granted any and there are no preemptive or other outstanding rights, subscriptions, options, phantom stock or units, warrants, stock or unit participation rights, stock appreciation rights, redemption rights, repurchase rights, convertible, exercisable, or exchangeable securities or other agreements, arrangements or commitments of any character relating to the issued or unissued share capital or other ownership interest in the applicable Company Subsidiary or any other securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the applicable Company Subsidiary, and no securities evidencing such rights are authorized, issued or outstanding. The Company Subsidiaries do not have any outstanding bonds, debentures, notes or other obligations which provide the holders thereof the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote) with the members of the Company Subsidiary on any matter.

SECTION 3.04 Authority Relative to This Agreement. The Company has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance with and upon the terms and conditions set forth herein, subject to the approval and adoption of this Agreement, the Suntuity Merger and the Transactions by the Company Members. The Key Company Member owns a sufficient number of Company Interests to approve and adopt this Agreement, the Suntuity Merger and the Transactions by Member Approval in accordance with the Company LLC Agreement and the RULLCA. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized and approved by the Company Management Committee and, subject to obtaining the Member Approval, no other proceedings on the part of the Company or its members are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Acquiror Group, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; provided, that the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws relating to or affecting creditors’ rights generally and by general principles of equity affecting the availability of specific performance and other equitable remedies (the “Enforceability Exceptions”).

SECTION 3.05 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not: conflict with or violate the Organizational Documents of the Company, any Company Subsidiary, any Minority Investment Entity; assuming that all consents, approvals, authorizations and other actions described in Section 3.05(b) have been obtained and all filings and obligations described in Section 3.05(b) have been made, conflict with or violate any U.S. federal or state or non-U.S. statute, law, ordinance, regulation, rule, code, restriction, executive Order, injunction, judgment, directive, decree or other Order (“Law”) applicable to the Company, any Company Subsidiary or any aspect of their business or by which any property or asset of the Company or any Company Subsidiary is bound or affected; or result in any breach of, or constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien or other encumbrance on any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which the Company or any Company Subsidiary, or any of their property or assets is bound or affected.

(b) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any U.S. federal, state, county or local or non-U.S. government, governmental, regulatory, administrative authority, agency, instrumentality or commission or any court, tribunal, or judicial or arbitral body (a “Governmental Authority”), except for (i) applicable requirements, if any, of the U.S. Securities Act of 1933, as amended (the “Securities Act”), Exchange Act, state securities or “blue sky” laws (“Blue Sky Laws”) and state takeover laws, the pre-merger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), any Law concerning the deemed assignment or transfer of any Company Permit (as defined herein) that is applicable in a state in which the Company or any Company Subsidiary conducts any of its business or otherwise required in connection with any of the Transactions contemplated hereby or the consummation thereof, each of which is set forth on Section 3.05(b)(i) of the Company Disclosure Schedule, and filing and recordation of appropriate merger documents as required under applicable Law; and (ii) such consents, approvals, authorizations, permissions, filings or notifications which, if not made or obtained, would not, individually or in the aggregate, materially impair the Company’s business, or any aspect thereof, following the consummation of the Transactions contemplated hereby.

SECTION 3.06 Permits; Compliance. Each of the Company and the Company Subsidiaries is in possession of all material franchises, grants, authorizations, licenses, qualifications, Permits, easements, variances, exceptions, consents, certificates, approvals and Orders of any Governmental Authority necessary for each of the Company and the Company Subsidiaries to lawfully own, lease and operate its properties or to carry on its business and each aspect thereof as it is now being conducted in compliance with all applicable Law in the respective locations where the Company conducts the applicable business (the “Company Permits”), including with respect to the origination, brokering, servicing, subservicing, marketing, offering or sale of any loans, financing, installment sales contracts or related products or services as applicable. A list of the Company Permits, the respective types and jurisdictions related thereto are listed on Section 3.06 of the Company Disclosure Schedule. The Company Permits are valid and in full force and effect, and no suspension, revocation, involuntary termination or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened. Neither the Company nor any Company Subsidiary is in conflict with, or in default, breach or violation of, (a) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, (b) any Company Permit or (c) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which Company or any Company Subsidiary or any of their property or assets is bound or affected. Each of the Company and Company Subsidiary’s conduct of its business and each aspect thereof is, and since the Look-Back Date, has been, in compliance in all material respects with all Laws applicable to it in connection with its business or any aspect thereof, including with respect to its origination, brokering, servicing, subservicing, marketing, offering or sale of any loans, financing or related products or services, as applicable. No

Governmental Authority or representative thereof has notified in writing the Company or any Company Subsidiary that the Company, any Company Subsidiary or any of their respective representatives have violated, or are alleged to have violated, any such applicable Law, or that it has or intends to commence an investigation with respect to any failure of the Company or any of its representatives to comply with any applicable Law.

SECTION 3.07 Financial Statements.

(a) The Company has made available to Acquiror in the Virtual Data Room true and complete copies of the audited consolidated balance sheet of Suntuity Group, LLC and its Subsidiaries as of December 31, 2021 (the “2021 Balance Sheet”) and December 31, 2020 and the related audited consolidated statements of income, cash flows and changes in equity of Suntuity Group, LLC and its Subsidiaries for each of the years then ended (collectively, the “Audited Financial Statements”), which are attached as Section 3.07(a) of the Company Disclosure Schedule and which contain an qualified report of Suntuity Group, LLC’s auditors. Each of the Audited Financial Statements (including the notes thereto) as of the date of delivery of such Audited Financial Statements was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company and the Company Subsidiaries as at the date thereof and for the period indicated therein, except as otherwise noted therein.

(b) The Company has no liabilities or obligations that are of the type that would be set forth on a balance sheet of the Company prepared in accordance with GAAP under the Audited Financial Statements other than: (i) liabilities and obligations specifically reflected in and adequately reserved against in the 2021 Balance Sheet; (ii) liabilities and obligations incurred since the date of the 2021 Balance Sheet in the ordinary course of business (none of which relate to breach of contract, breach of warranty, tort, infringement, violation of or any liability under any regulations or any Law); and (iii) liabilities and obligations that are not, individually or in the aggregate, material to the Company.

(c) The Company will maintain a standard system of accounting established and administered in accordance with GAAP. The Company will design and maintain a system of internal controls over financial reporting sufficient to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(d) Since the Look-Back Date, (i) neither the Company nor any Company Subsidiary nor, to the Company’s Knowledge, any director, officer, employee, auditor, accountant or Representative (as defined herein) of the Company or any Company Subsidiary, has received or otherwise had or obtained knowledge of any complaint, allegation or claim, whether written or, to the Knowledge of the Company, oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company, including any such complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or auditing practices and (ii) there have been no internal investigations regarding questionable accounting or improper revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, general counsel, the governing body of the Company or any committee thereof.

(e) To the Knowledge of the Company, no employee of the Company or any Company Subsidiary has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Law by the Company. None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any officer, employee, contractor, subcontractor or agent of the Company or any Company Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any Company Subsidiary in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. sec. 1514A(a).

SECTION 3.08 Absence of Certain Changes or Events. Since January 1, 2022, except as expressly contemplated by this Agreement (a) the Company and the Company Subsidiaries have conducted in all material respects their respective businesses in the ordinary course and in a manner consistent with past practice, (b) the Company and the Company Subsidiaries have not sold, assigned, transferred, permitted to lapse, abandoned, or otherwise disposed of any right, title, or interest in or to any of their respective material assets, (c) there has not been any Company Material Adverse Effect and (d) neither the Company nor any Company Subsidiary has taken any action that, if taken after the date of this Agreement would constitute a breach of any of the covenants set forth in Section 6.01.

SECTION 3.09 Absence of Litigation. As of the date of this Agreement, there is no, and since the Look-Back Date there has not been, any litigation, suit, arbitration, action, judicial or administrative proceeding or, to the Knowledge of the Company, investigation or audit (an “Action”) pending, or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary, or any property or asset of the Company or any Company Subsidiary, (other than routine claims for benefits pursuant to a plan) that, individually, is or could reasonably be expected to result in liability to the Company in excess of $1,000,000, and for all other Actions, is or could reasonably be expected to result in liability to the Company, in the aggregate, in excess of $750,000. Neither the Company nor any Company Subsidiary nor any property or asset of the Company or any Company Subsidiary is subject to any continuing Order of, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of the Company, continuing investigation by, any Governmental Authority, or any Order, writ, judgment, injunction, decree, determination or award of any Governmental Authority that would be material and adverse to the Company.

SECTION 3.10 Employee Benefit Plans.

(a) Section 3.10(a) of the Company Disclosure Schedule sets forth a true, complete and correct list of each Company Employee Benefit Plan.

(b) With respect to each Company Employee Benefit Plan set forth in Section 3.10(a) of the Company Disclosure Schedule, to the extent applicable, the Company has furnished or made available to Acquiror (i) copies of the most recent plan document and related trusts or services agreements, and all amendments thereto (or written descriptions of the material terms thereof), (ii) copies of the most recent summary plan description and summaries of any material modifications thereto, (iii) a copy of the most recent annual report on Form 5500 (including all schedules) filed with the U.S. Internal Revenue Service (“IRS”), (iv) copies of the most recent annual audited financial statements or actuarial report or valuation, (v) the most recent determination, opinion or advisory letter issued by the IRS, and (v) any and all material, non-routine communications or correspondence with or from any Governmental Authority. Neither the Company nor any Company Subsidiary has any express commitment to modify, change or terminate any Company Employee Benefit Plan, other than with respect to a modification, change or termination required by ERISA or the Code, or other applicable Law.

(c) Each Company Employee Benefit Plan that is intended to qualify under Section 401(a) of the Code (i) satisfies the requirements of Section 401(a) of the Code, (ii) has timely received a favorable determination or approval letter from the IRS with respect to such qualified status, or may rely on an opinion or advisory letter issued by the IRS with respect to a master/prototype or volume submitter plan, (iii) has been amended as required by applicable Law and, (iv) to the Knowledge of the Company, has not operated in a way, and no event or omission has occurred, that could adversely affect the qualified status of any such Company Employee Benefit Plan or the exempt status of any such trust.

(d) (i) Except as set forth on Section 3.10(d) of the Company Disclosure Schedule, each Company Employee Benefit Plan is, and has been operated and administered, in all material respects, in compliance with its terms, all applicable Laws and regulations including, without limitation, ERISA, the Code and the Patient Protection and Affordable Care Act; (ii) no Action is pending, or to the Knowledge of the Company, threatened with respect to any Company Employee Benefit Plan and, to the Knowledge of the Company, no fact or event exists that could reasonably be expected to result in any such Action; (iii) all payments and/or contributions required to be made with respect to all Company Employee Benefit Plans either have been timely made or have been properly accrued on the consolidated financial statements of the Company in accordance with the terms of the applicable Company Employee Benefit Plan, GAAP and applicable Law; (iv) the Company and the Company Subsidiaries have performed, in all material respects, all obligations required to be performed by them under, are not in any material respect in default under or in violation of, and the Company has no Knowledge of any default or violation in any material respect by any party with respect to, any Company Employee Benefit Plan; and (v) except as set forth in Section 3.10(d) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is party to any outstanding loan agreements with any current employee, officer or director of the Company or any Company Subsidiary.

(e) No Company Employee Benefit Plan is or was, and neither the Company nor any ERISA Affiliate has ever sponsored, maintained, contributed to, had an obligation to contribute to, or had any liability (contingent or otherwise) with respect to (i) any employee benefit plan that is or was subject to Title IV of ERISA, Section 412 of the Code, or Section 302 of ERISA, (ii) a multiemployer plan, as defined in Section 3(37) of ERISA, (iii) a multiple employer plan as described in Section 413(c) of the Code or (iv) a multiple employer welfare arrangement as described in Section 3(40) of ERISA.

(f) Except for continuation coverage to be provided, and for no longer than the continuation coverage is required to be provided, pursuant to Section 4980B of the Code or any similar state Law for which any director, officer or employee (including any former director, officer or employee) is responsible for the full cost of such coverage, none of the Company Employee Benefit Plans provides or promises, nor does the Company or any Company Subsidiary have any obligation to provide, post-employment or post-retirement medical, dental, disability, hospitalization, life or similar insurance benefits to any current or former employee, director, or consultant of the Company or any Company Subsidiary.

(g) Each Company Employee Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code that is subject to Section 409A of the Code has been administered, operated and maintained, in all material respects, in operational and documentary compliance with Section 409A of the Code and the Treasury Regulations thereunder.

(h) Except as set forth in Section 3.10(h) of the Company Disclosure Schedule, the execution and delivery of this Agreement and the consummation of the Transactions contemplated hereunder will not (either alone or in combination with another event) (i) result in any payment or benefit from the Company or any Company Subsidiary becoming due, or increase the amount of any payment or benefit due, to any current or former employee, director or consultant of the Company or any Company Subsidiary, or entitle any such individual to any bonus, retention, severance, retirement, or other benefit or payment, (ii) materially increase any benefits otherwise payable under any Company Employee Benefit Plan or otherwise or (iii) result in the acceleration of the time of payment, vesting, funding, or forgiveness of indebtedness or trigger any payment or funding (through a grantor trust or otherwise) of any compensation or benefits from the Company or any Company Subsidiary to any current or former employee, director or consultant of the Company or any Company Subsidiary.

(i) The Transactions contemplated by this Agreement will not result in any amount paid or payable to any current or former employee, director or consultant of the Company or any Company Subsidiary being classified as an “excess parachute payment” within the meaning of Section 280G of the Code. Neither the Company nor any Company Subsidiary has any obligation to reimburse, indemnify or otherwise “gross-up” any Person for any Tax incurred by such Person pursuant to Section 409A or 4999 of the Code.

(j) There has not been any non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) nor any reportable events (within the meaning of Section 4043 of ERISA) with respect to any Company Employee Benefit Plan which would reasonably be expected to result in material liability to the Company, any Company Subsidiary or Acquiror. There have been no acts or omissions by the Company or, to the Knowledge of the Company, any ERISA Affiliate that have given rise to any fines, penalties, Taxes or related charges under Sections 502 or 4071 of ERISA or Section 511 or Chapter 43 of the Code or that would reasonably be expected to result in material liability to the Company, any Company Subsidiary, or Acquiror.

SECTION 3.11 Labor and Employment Matters.

(a) The Company has provided Acquiror with a complete list of each individual employed by the Company or any Company Subsidiary as of the date hereof along with each employee’s: (i) job title and location of employment; (ii) base salary or hourly rate of pay, as applicable; (iii) status as exempt or non-exempt under the Fair Labor Standards Act and similar, applicable state Law(s); (iv) bonus compensation and other compensation for which he or she is eligible; (v) hire date and service date (if different); (vi) leave status (including nature and expected duration of any leave); (vii) details of any visa or other work permit; and (viii) details of any co-employment relationship.

(b) The Company and each Company Subsidiary is, and since the Look-Back Date has been in compliance in all material respects with all applicable Laws respecting labor and employment, including all such Laws relating to fair employment practices, workplace safety and health, terms and conditions of employment, wage and hours, recordkeeping, employee leave, employee trainings), anti-discrimination, anti-harassment, and anti-retaliation, employee notices, reimbursement of expenses, pay stub requirements, meal and rest breaks, workers compensation, and immigration. The Company and each of the Company Subsidiaries, since the Look-Back Date, has satisfied all material requirements with respect to payments to all present and former employees and Contingent Workers for any wages, salaries, fees, commissions, bonuses, incentive payments, and any other compensation for any services performed by them. Since the Look-Back Date, neither the Company nor any Company Subsidiary has received service of process or other written notice that the Company has been named as a party to, or is threatened to be a party to, any Action in or before any court or Governmental Authority or is subject to an investigation or audit by a Governmental Authority with respect its labor or employment practices, including potential misclassification of any Person as either exempt or non-exempt for wage and hour purposes, or any misclassification of any Person as an independent contractor or consultant rather than as an employee, or any Action arising out of or relating to wage practices, employee leave, wrongful termination, or employment-related discrimination, harassment or retaliation, and, to the Knowledge of the Company no such investigation, audit or other Action has been threatened. Since the Look-Back Date, the Company has been in material compliance with all applicable Laws regarding the proper classification of employees as either exempt or non-exempt for wage and hour purposes and the proper classification and treatment of independent contractors, consultants and other Contingent Workers. Except as set forth on Section 3.11(b) of the Company Disclosure Schedule, all employees of the Company are employed on an at-will basis, with employment that may be terminated upon one-day’s notice or less and without severance obligations.

(c) There have been no strikes, slowdowns, work stoppages, lockouts, or picketing or any other such labor disturbances, or, to the Knowledge of the Company, threats thereof, by or on behalf of employees of the Company or any Company Subsidiary against or involving the Company. The Company and each Company Subsidiary is not, and has not ever been, a party to or bound by any collective bargaining agreement or other labor contract or any other Contract with a labor union or similar representative of employees, and, to the Knowledge of the Company, there has been no organizing activity or representation campaign, or threats thereof, by or involving employees of the Company or any Company Subsidiary. There have been no unfair labor practice charges against the Company or any Company Subsidiary before the National Labor Relations Board or other Governmental Authority, or, to the Knowledge of the Company, any threats thereof.

(d) Except as set forth on Section 3.11(d) of the Company Disclosure Schedule, since the Look-Back Date, (i) there have been no suits, claims, charges, grievances, counterclaims, investigations, audits, or other Actions at law or in equity by, in or before any court, any other Governmental Authority, or in any arbitral or alternate dispute resolution forum (A) between the Company or any Company Subsidiary and any of its current or former employees or Contingent Workers or (B) against the Company or any Company Subsidiary with respect to any labor or employment matters (including with respect to any wage-related matters), (ii) there have been no charges of discrimination, harassment or retaliation in employment or employment practices that have been filed or asserted, or, to the Knowledge of the Company, written threats thereof, against the Company or any Company Subsidiary with or before the United States Equal Employment Opportunity Commission or any other Governmental Authority, (iii) the Company and each Company Subsidiary have not been found by any applicable Governmental Authority in violation of any Laws relating to employees or other labor- or employment-related matters, (iv) neither the Company nor any Company Subsidiary has been party to, or otherwise bound by, any consent decree with, or citation by, any applicable Governmental Authority relating to its current or former employees, employment practices, or labor or employment matters, and (v) the Company and Company Subsidiaries have not been subject to any audit or, to the Knowledge of the Company, investigation in respect of any of its employment policies or practices or otherwise in respect of any labor or employment matters by the Occupational Safety and Health Administration, the Department of Labor, or any other applicable Governmental Authority, or subject to material fines, penalties, or assessments associated with such audits or investigations and, to the Knowledge of the Company, as of the date of this Agreement no such audit or investigation is threatened.

SECTION 3.12 Real Property; Title to Assets.

(a) As of the date hereof, none of the Company or any Company Subsidiary owns any parcel of real property.

(b) Section 3.13(b) of the Company Disclosure Schedule contains a true and complete list of all of the real property leased or subleased by the Company or any Company Subsidiary in connection with the conduct of its business (“Leased Real Property”), with the name of the lessor and the date of the lease, sublease or license (as applicable) and each material amendment to any of the foregoing (collectively, the “Lease Documents”). True, correct and complete copies of all Lease Documents have been made available to Acquiror in the Virtual Data Room. Each lease set forth in Section 3.13(b) of the Company Disclosure Schedule is a valid and binding obligation of the Company or Company Subsidiary, as applicable, and is in full force and effect. None of the Company nor any of the Company Subsidiary nor, to the Knowledge of the Company any landlord of the Leased Real Property is in default in any material respect and there is no event of default (or event which, with notice or lapse of time, or both, would constitute a default in any material respect) under any lease set forth in Section 3.13(b) of the Company Disclosure Schedule and, to the Knowledge of the Company, there are no condemnation proceedings pending or, to the Knowledge of the Company, threatened, as to any Leased Real Property.

(c) The rent roll attached as Section 3.13(c) of the Company Disclosure Schedule (each, a “Rent Roll”) is the rent roll for the Leased Real Property as of the date hereof used by the Company or any Company Subsidiary for internal administration and accounting purposes in the ordinary course of business and each such Rent Roll is true, correct and complete in all material respects.

(d) Except as provided on Section 3.13(d) of the Company Disclosure Schedule, (i) any improvements to the Leased Real Property required by the Lease Documents to be provided by the landlord prior to delivery to the Company or any of the Company Subsidiary have been completed in accordance with the provisions of the applicable Lease Documents, (ii) any improvements to the Leased Real Property required by the Lease Documents to be performed by the Company or any Company Subsidiary prior to occupancy have been completed in accordance with the provisions of the applicable Lease Documents, (iii) the Company or any Company Subsidiary has accepted the Leased Real Property and the improvements thereto and has taken possession of the Leased Real Property; and (iv) any allowances payable to the Company or any Company Subsidiary have been paid to the Company or any Company Subsidiary.

(e) There are no capital expenditures planned or currently contemplated by the Company or any Company Subsidiary with respect to the Leased Real Property and there are no capital expenditure projects that are the responsibility of the Company or any Company Subsidiary under the Lease Documents that have not been completed prior to the date hereof.

(f) The Company or any Company Subsidiary has not assigned or sublet any of the Leased Real Property, or transferred its interest under the Lease Documents.

(g) No termination option has been exercised in writing under any of the Lease Documents that would result in a full or partial termination of any lease after the date hereof.

(h) To the Knowledge of the Company, no broker or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the Leased Real Property.

(i) There are no contractual or legal restrictions that preclude or restrict the ability of the Company or Company Subsidiary to use any Leased Real Property by the Company or Company Subsidiary, as applicable, for the purposes for which it is currently being used, except as would not have a Company Material Adverse Effect. To the Knowledge of the Company, there are no latent defects or adverse physical conditions affecting the Leased Real Property, and improvements thereon, other than those that would not have a Company Material Adverse Effect.

(j) The Company or Company Subsidiary, as applicable, has legal and valid title to, or, in the case of Leased Real Property and assets, valid leasehold or subleasehold interests in, all of its properties and assets, tangible and intangible, real, personal and mixed, used or held for use in its business, free and clear of all Liens, other than Permitted Liens.

SECTION 3.13 Intellectual Property.

(a) The Company exclusively owns or duly licenses, free and clear of all Liens, other than Permitted Liens, all Intellectual Property used in or necessary for the business of the Company as now conducted. Section 3.13(a) of the Company Disclosure Schedule contains a complete list of the registered patents, trademarks, copyrights and domain names and pending patent, trademark and copyright applications owned by or exclusively licensed to the Company.

(b) The material Company IP Rights shall, except as otherwise disclosed in Section 3.13 of the Company Disclosure Schedule, be available for use by the Company immediately after the Closing Date on materially the same terms and conditions to those under which each such entity owned or used such Intellectual Property immediately prior to the Closing Date. All Company-Owned Intellectual Property and all Company-Licensed IP that is exclusively licensed to the Company is, to the Knowledge of the Company, subsisting, valid and enforceable. Each employee of the Company, and each contractor, consultant or other Person who has engaged with the Company who has contributed, conceived, developed, or reduced to practice of any material Company-Owned Intellectual Property has done so pursuant to a valid and enforceable written agreement that protects the confidential information of the Company and grants the Company exclusive ownership of that Person’s contribution, conception, or development.

(c) Except for off-the-shelf software and other similar items licensed on a non-exclusive basis and used in the ordinary course of its business, except as otherwise disclosed in Section 3.13 of the Company Disclosure Schedule, the Company is not obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution or provision of any Products or other Company IP Rights; provided, however, that this sentence is not a representation or warranty of non-infringement.

(d) The conduct and operation of the Company’s business does not dilute, infringe, misappropriate or otherwise violate, and has not in the last six (6) years, diluted, infringed, misappropriated or otherwise violated, any Intellectual Property of other persons, provided however, that this Section 3.13(d) shall be limited to the Knowledge of the Company as it relates to patent infringements, and, to the Knowledge of the Company, there has been no dilution, infringement, misappropriation or other violation by a third party of any of the Company-Owned Intellectual Property, except as otherwise disclosed in Section 3.13 of the Company Disclosure Schedule. As of the date of this Agreement, the Company has not received any written claim, notice, or threat alleging that it has violated or, by conducting its business, would violate any of the Intellectual Property of any other Person. The Company has taken reasonable measures to protect the Company-Owned Intellectual Property, including the secrecy, confidentiality and value of all trade secrets within the Company-Owned Intellectual Property (“Company Proprietary Information”). There has not been any breach or unauthorized use of, disclosure of or loss by any party of Company Proprietary Information.

(e) There has been no failure, material substandard performance, or breach of any Business Systems, or of the computer systems of Company contractors that has caused any material disruption to the business, activities or operations of the Company or resulted in any unauthorized intrusion, disclosure of, or access to any data owned or Processed by the Company. The Company owns, leases, licenses, or otherwise has the legal right to use all Business Systems, and such Business Systems are sufficient for the immediate needs of the business of the Company as currently conducted by the Company. The Company is in material compliance with all obligations under any agreement pursuant to which the Company has obtained the right to use any third party software. The Company has taken commercially reasonable actions to protect the security and integrity of the Business Systems and the data stored or contained therein or transmitted thereby including by implementing industry standard procedures preventing unauthorized access and the introduction of any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry) (“Malicious Code”).

(f) None of the software owned by the Company, or, to the Knowledge of the Company, licensed by the Company, and incorporated into and licensed, sold or distributed with the Products includes or incorporates any software, including “open source” or similar software, in such a manner that requires the Company to (i) disclose or distribute in source code form, license for making derivative works, or redistribute at no or de minimis charge any such Product of the Company (other than the applicable open source or similar software) or (ii) give third parties free rights in or to use any such Product or any of the source code related thereto (other than the applicable open source or similar software). To the Knowledge of the Company, neither the Business Systems nor the Products contain any Malicious Code, material defect, or software code designed or intended to have any of the following functions: (1) disrupting, disabling, harming, or otherwise impeding in any material manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (2) damaging or destroying any data or file without the user’s consent.

SECTION 3.14 Taxes.

(a) All material Tax Returns which are required to be filed by the Company and each Company Subsidiary have been duly and timely filed (taking into account any applicable extension of time within which to file), and all such Tax Returns are true, correct, and complete in all material respects. All material Taxes owed by the Company and each of the Company Subsidiaries, or for which the Company and the Company Subsidiaries may be liable, have been paid in full to the appropriate Governmental Authority, other than Taxes which are not yet due and payable and for which adequate reserves in respect thereof have been established in the Required Financial Statements in accordance with GAAP. The Company and each Company Subsidiary have duly and timely deducted or withheld and remitted to the relevant Governmental Authority all material Taxes required to be deducted or withheld from any payment to any current or former shareholder, partner or employee or any other person and have complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding or deduction of Taxes.

(b) As of the date of this Agreement, neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency other than as a result of extending the due date of a Tax Return, which extensions remain in effect.

(c) There is no outstanding claim against the Company or any Company Subsidiary for a material amount of Taxes, and no outstanding assessment or deficiency against the Company or any Company Subsidiary for any material amount of Taxes has been asserted or threatened in writing by any Governmental Authority.

(d) There are no ongoing audits, examinations or investigations relating to any liability of the Company or any Company Subsidiary for any material amount of Taxes .

(e) There are no Liens (other than Permitted Liens) for Taxes upon any assets of the Company or any Company Subsidiary .

(f) Each of the Company and each Company Subsidiary is, and has been at all times since its formation, properly treated as a partnership or a disregarded entity for U.S. federal and applicable state and local income tax purposes. Neither the Company nor any Company Subsidiary is a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income tax purposes (other than another Company Subsidiary), and neither the Company nor any Company Subsidiary owns any interest, directly or indirectly, in any non-U.S. person. Neither the Company nor any Company Subsidiary has any outstanding liability for Taxes pursuant to Section 965 of the Code (including as a result of an election pursuant to Section 965(h) of the Code).

(g) Neither the Company nor any Company Subsidiary has received written notice of any claim by any Governmental Authority in any jurisdiction, other than jurisdictions in which it currently files a Tax Return, that it is or may be subject to taxation by such jurisdiction.

(h) Neither the Company nor any Company Subsidiary has entered into a transaction that is a “listed transaction” (irrespective of the effective date) within the meaning of Treasury Regulation Section 1.6011-4(b)(2) or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law.

(i) Each of the Company and each Company Subsidiary that is treated as a partnership for U.S. federal income tax purposes has in effect a valid election under Section 754 of the Code .

(j) Neither the Company nor any Company Subsidiary is bound by, nor has any obligation under, any material Tax sharing agreement, Tax indemnification agreement, Tax allocation agreement or similar contract, agreement or arrangement nor has a potential liability or obligation to any Person as a result of or pursuant to any such contract, agreement or arrangement, in each case, other than (i) a contract, an agreement, or an arrangement entered into in the ordinary course of business the primary purpose of which does not relate to Taxes or (ii) a contract, an agreement, or an arrangement among only the Company and the Company Subsidiaries. Neither the Company nor any Company Subsidiary has any liability for the Taxes of any other Person (other than the Company and the Company Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law), as a transferee or successor or by contract or otherwise (other than, in each case, liabilities for Taxes pursuant to a contract, an agreement, or an arrangement entered into in the ordinary course of business the principal purposes of which do not relate to Taxes).

(k) No private letter rulings, technical advice memoranda, closing agreements or similar rulings or agreements have been requested, entered into, or issued by any Tax authority with respect to the Company or any Company Subsidiary. No power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect the Company or any Company Subsidiary.

(l) Neither the Company nor any Company Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) adjustment under Code Section 481 (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) by reason of a change in method of accounting made prior to the Closing; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) entered into or created prior to the Closing; or (v) prepaid amount received prior to the Closing outside the ordinary course of business.

(m) As of the date hereof, neither the Company nor any Company Subsidiary is aware of any current facts or circumstances that are reasonably expected to prevent the Mergers and the OpCo Unit Contribution from qualifying for the Intended Tax Treatment (other than with respect to clause (i) of the definition of Intended Tax Treatment, the possibility of the exercise of the Redemption Rights with respect to a substantial number of shares of New PubCo Class A Common Stock).

SECTION 3.15 Environmental Matters.

(a) The Company is, and since the Lookback Date has been, in compliance with all applicable Environmental Laws in all material respects (including with respect to all Permits issued to the Company), and, to the Knowledge of the Company, no capital or operating expenditures are required to maintain such compliance that have not otherwise been budgeted for or adequately reserved.

(b) The Company is currently in possession of, and to the extent applicable has filed timely application to renew, all Permits required under applicable Environmental Laws.

(c) To the Knowledge of the Company, none of the properties currently or formerly owned, leased, or operated by the Company (including, without limitation, soils and surface and ground waters associated with such properties) are contaminated with any Hazardous Substances, requiring reporting, investigation, remediation, monitoring, or other response action by the Company pursuant to applicable Environmental Laws.

(d) There has been no Release of any Hazardous Substances by the Company at any property currently or, to the Knowledge of the Company, formerly owned, leased, or operated by the Company or any predecessor.

(e) The Company has not treated, stored, disposed of, transported, handled, manufactured, Released or exposed any Person to any Hazardous Substances (i) in material violation of any applicable Environmental Law or (ii) in any manner that would reasonably be expected to require material investigation, removal or remediation obligation by any of the Company or its Subsidiaries pursuant to Environmental Laws.

(f) The Company is not subject to any Order issued pursuant to or otherwise relating to any Environmental Law, the subject of which remains unresolved.

(g) There are no Proceedings pending, or, to the Knowledge of the Company, threatened against the Company, relating to any violation of or Liability under Environmental Laws.

(h) Excluding customary indemnities entered into in the ordinary course, the Company has not assumed by operation of law or contract any Liability of any other Person under Environmental Law.

(i) The Company has made available to Acquiror true and correct copies of all material environmental reports, assessments, analyses, studies, audits, and similar documentation relating to the operation of the Company in the possession of the Company.

(j) The representations contained in this Section 3.15 are the only representations of the Company with respect to environmental matters.

SECTION 3.16 Material Contracts.

(a) Subsections (i) through (xxii) of Section 3.16(a) of the Company Disclosure Schedule list, as of the date of this Agreement, the following types of Contracts currently in effect to which the Company or any Company Subsidiary is a party (other than any Company Employee Benefit Plans listed on Section 3.10(a) of the Company Disclosure Schedule) (such contracts and agreements as are required to be set forth in Section 3.16(a) of the Company Disclosure Schedule being the “Material Contracts”):

(i) each Contract that involves consideration paid or payable to the Company or any Company Subsidiary reasonably expected to exceed $1,000,000, in the aggregate, or that involved payments to or from the Company or any Company Subsidiary of more than $1,000,000, including contracts or agreements with contractors, installers and channel partners with whom the Company contracts to originate loans, financing or related products or services, as applicable, or to provide any such channel partners services in connection therewith, and with capital providers or any other third party that may purchase, or is required to purchase, loans, financing or related products or services from the Company from time to time;

(ii) each Contract with any Material Channel Partner (as defined herein);

(iii) each Contract with any Capital Provider (as defined herein);

(iv) each Contract for the purchase of technology services, credit evaluation or information services and other technology services or licenses with any third party vendor or for the furnishing of services to the Company or any Company Subsidiary or otherwise related to the businesses to which the Company or Company Subsidiary is a party, in each case, that involves consideration payable by the Company or any Company Subsidiary that is reasonably expected to exceed $1,000,000, in the aggregate (or that involved payments to or from the Company or any Company Subsidiary of more than $1,000,000), including any contracts for the servicing or subservicing, as applicable, of any loans, financing or related products or services owned, held or otherwise serviced by the Company or any Company Subsidiary for itself or any third party;

(v) each Contract with any Material Vendor (as defined herein)

(vi) each Contract with any Affiliate of the Company or otherwise relating to an Interested Party Transaction (as defined herein);

(vii) each Contract that contains “most favored nation” terms or other similar preferential status, in each case, that require the Company or any Company Subsidiary to offer more favorable pricing to a counterparty pursuant to such terms or status;

(viii) all Contracts under which the Company or any Company Subsidiary has agreed to purchase goods or services from a vendor, supplier or other Person on a preferred supplier or “most favored supplier” basis;

(ix) all broker, distributor, dealer, marketing or manufacturer’s representative Contracts to which the Company or any Company Subsidiary is a party which both (i) cannot be cancelled or otherwise terminated by the Company or Company Subsidiary for convenience without penalty on not less than thirty (30) days’ notice and (ii) involved payments to or from the Company or any Company Subsidiary of more than $1,000,000, in the aggregate;

(x) all Contracts involving the payment of royalties or other amounts to third parties with respect to the marketing, sale, distribution or provision of any Products or services in respect of any Company-Licensed IP other than off-the-shelf software and other similar items licensed on a non-exclusive basis and used in the ordinary course of the Company’s business;

(xi) all Contracts involving the payment of royalties or other amounts calculated based upon the revenues or income of the Company or any Company Subsidiary or income or revenues related to any product of the Company to which the Company is a party;

(xii) all Contracts (excluding the Bridge Loan) (A) evidencing outstanding indebtedness for borrowed money, other than indebtedness incurred by use of credit cards, of the Company or any Company Subsidiary in an aggregate amount thereunder in excess of $250,000 and any pledge agreements, security agreements or other collateral agreements in which the Company or any Company Subsidiary granted to any Person a security interest in or lien on any of the property or assets of the Company or any Company Subsidiary, and all agreements or instruments guarantying the debts or other obligations of any Person and (B) obligating the Company or its Subsidiaries;

(xiii) all partnership, joint venture or similar agreements;

(xiv) all Contracts that involve the acquisition or disposition, directly or indirectly (by merger or otherwise), of material assets (other than in the ordinary course of business) or capital stock or other equity interests of another person which has been entered into since the Look-Back Date and involves the acquisition of any Person or any assets of a Person in excess of $1,000,000;

(xv) all Contracts with any Governmental Authority to which the Company or any Company Subsidiary is a party;

(xvi) all material Contracts that result in any Person or entity holding a power of attorney from the Company or any Company Subsidiary that relates to the Company or its business;

(xvii) all Contracts that limit, or purport to limit, in any material respect the ability of the Company or any of its Affiliates to compete in any line of business or with any Person or entity or in any geographic area or during any period of time, excluding customary confidentiality agreements and agreements that contain customary confidentiality clauses;

(xviii) all Contracts and consulting services that require payment by the Company or any Company Subsidiary of annual base compensation in excess of $300,000;

(xix) the Lease Documents;

(xx) all Contracts pursuant to which (A) the Company or any Company Subsidiary has a license under, or a covenant not to sue with respect to Intellectual Property or Business Systems material to the operation of the businesses or operations of the Company, other than non-exclusive licenses to commercially available “off-the-shelf” software or systems with annual license, renewal or assurance fees of less than $50,000 per year in the aggregate, or (B) the Company or any Company Subsidiary has granted to a third party a license under, or a covenant not to sue in respect of, any Company-Owned Intellectual Property that is material to the operation of the businesses or operations of the Company; and

(xxi) each Contract (A) which includes the Company or any of Company Subsidiary as a party, guarantor or third party beneficiary and (B) with an underlying economic value, including the economic value of any benefit, right (whether or not contingent), option or obligation thereto over the term of the Contract, of at least $1,000,000.

(b) Each Material Contract is a legal, valid and binding obligation of the Company or Company Subsidiary and, to the Knowledge of the Company, the other parties thereto, and the Company or Company Subsidiary is not in material breach or violation of, or default under, any Material Contract nor has any Material Contract been cancelled or otherwise terminated by the Company or any other party, nor, except as set forth in Section 3.16(b) of the Company Disclosure Schedule, has any written notice of termination or cancellation been given by any party; to the Company’s Knowledge, no other party is in breach or violation of, or default under, any Material Contract; and the Company or any Company Subsidiary has not received any written, or to the Knowledge of the Company, oral claim of breach, violation or default by any party thereto under any Material Contract. The Company has furnished or made available to Acquiror in the Virtual Data Room true and complete copies of all Material Contracts, including any and all amendments thereto.

SECTION 3.17 Insurance. Section 3.17 of the Company Disclosure Schedule sets forth with respect to each material insurance policy under which the Company or any Company Subsidiary is an insured, a named insured or otherwise the principal beneficiary of coverage as of the date of this Agreement (i) the names of the insurer and the principal insured, (ii) the policy number and the policy type, (iii) the period and limits of coverage and (iv) the premium most recently charged. There have not been any material claims pending against the insurance policies where the Company or any Company Subsidiary is named as an insured party currently in effect, and all premiums due and payable with respect to such policies have been fully paid. To the Knowledge of the Company, as of the date of this Agreement, the Company or any Company Subsidiary has not received any threatened termination of any such insurance policies. All such insurance policies are in full force and effect, and the Company or any Company Subsidiary has not received from any of its insurance carriers any written notice of cancellation or nonrenewal of any such insurance policies where the Company or any Company Subsidiary is named as an insured party. With respect to each such insurance policy to which the Company or any Company Subsidiary is a beneficiary, (i) the policy is legal, valid, binding and enforceable against the Company in accordance with its terms, except for policies that have expired under their terms in the ordinary course, (ii) neither the Company nor any Company Subsidiary is in material breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy, nor has there been any failure to give notice of or present any claim under such policies in a due and timely fashion; (iii) to the Knowledge of the Company, no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation; and (iv) neither the Company nor any of the Company Subsidiaries has received any disclaimer of coverage, other than reservation rights notices received in the ordinary course of business. The Company maintains, and has maintained, insurance policies and coverage in such amounts and against such risk (i) as is sufficient for compliance with all contracts to which the Company or any Company Subsidiary is a party or by which it is bound, (ii) as is sufficient for compliance with all applicable Laws, and (iii) as is sufficient to cover the expected liabilities of the Company and the Company Subsidiaries.

SECTION 3.18 Key Business Partners. Section 3.18 of the Company Disclosure Schedule sets forth true and complete lists of (a) the top ten (10) channel partners of the Company and Company Subsidiaries on a consolidated basis (based on sales revenue generated through Contracts with such channel partners during the twelve (12) month period ended December 31, 2022) (“Material Channel Partners”), (b) each capital provider that provides or has provided financing or similar services with respect to the Contracts between the Company (or any Company Subsidiary) and retail customers during the twelve (12) month period ended December 31, 2022 (“Capital Providers”), and (c) the top ten (10) vendors of the Company on a consolidated basis (specifically excluding channel partners, marketers and capital providers) (based on the payments to such supplier during the twelve (12) month period ended December 31, 2022) (“Material Vendors”). As of the date of this Agreement, none of the Material Channel Partners, Capital Providers or Material Vendors (i) has cancelled or otherwise terminated any Contract with the Company or any Company Subsidiary prior to the expiration of the contract term, or (ii) to the Company’s Knowledge, has threatened to cancel or otherwise terminate its relationship with the Company or any Company Subsidiary.

SECTION 3.19 Certain Business Practices.

(a) None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any directors, managers, officers, employees or agents of the Company, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any payment in the nature of criminal bribery.

(b) None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any directors, managers, officers, employees or, to the Knowledge of the Company, agents of the Company or any Company Subsidiary (i) is or has been a Sanctioned Person; (ii) has transacted business with or for the benefit of any Sanctioned Person or has otherwise violated applicable Sanctions; or (iii) has violated any Ex-Im Laws.

(c) There are no, and since the Look-Back Date, there have not been, any internal or, to the Company’s Knowledge, external investigations, audits, actions or proceedings pending, or any voluntary or involuntary disclosures made to any Governmental Authority, with respect to any apparent or suspected violation by the Company, any Company Subsidiary or any of its officers, directors, employees, or agents with respect to any Anti-Corruption Laws, Sanctions, or Ex-Im Laws.

SECTION 3.20 Interested Party Transactions. Except as described in Section 3.20 of the Company Disclosure Schedule, and other than the payment of compensation and provision of benefits to, and the entering into of compensatory arrangements, benefit plans and similar transactions, agreements or contracts in ordinary course of business, no director, manager, officer or Affiliate of the Company or Company Subsidiary, to the Company’s Knowledge, has or has had, directly or indirectly: (i) an economic interest in any contractor, marketer, vendor, supplier, installer and channel partner with whom the Company contracts; (ii) a beneficial interest in any contract or agreement disclosed in Section 3.16(a) of the Company Disclosure Schedule; or (iii) any contractual or other arrangement with the Company or any Company Subsidiary, other than customary indemnity arrangements (collectively, “Interested Party Transactions”). The Company and Company Subsidiaries have not, since the Look-Back Date, (x) extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company or any Company Subsidiary, or (y) materially modified any term of any such extension or maintenance of credit. There are no contracts or arrangements between the Company or any of the Company Subsidiaries and any family member of any director, officer or other affiliate of the Company or any of the Company Subsidiaries.

SECTION 3.21 Data Security/Privacy.

(a) Except as described in Section 3.21(a) of the Company Disclosure Schedule, in connection with the Company’s collection, use, disclosure, storage and other Processing of all Personal Information (and that of any third party engaged by the Company, including any subservicer), the Company is, and to the Knowledge of the Company, any third party to the extent acting at the discretion or on the behalf of the

Company, and since the Look-Back Date has been, in compliance with (i) all Privacy Laws applicable to the Company, (ii) any applicable privacy and security policies of the Company concerning the collection, dissemination, storage or use of Personal Information or other Company Proprietary Information, including any privacy disclosures posted to websites or other media maintained or published by the Company and, as applicable, the privacy policies of any one or more third parties with which the Company is required to comply, (iii) all contractual commitments that the Company has entered into or is otherwise bound with respect to privacy and/or data security, and (iv) applicable industry standards (e.g., PCI DSS) (collectively, the “Data Privacy and Security Requirements”).

(b) The Company (i) solely owns and possesses all right, title and interest in and to the Business Data, free and clear of any restrictions other than those imposed by applicable Privacy Laws, or (ii) has the right to use, exploit, publish, reproduce, distribute, license, sell, and create derivative works of such Business Data, in whole or in part, in the manner in which the Company receives and uses such Business Data. The Data Privacy and Security Requirements will not prohibit New PubCo or Suntuity from Processing Personal Information or Business Data after the Closing Date, in the same manner in which the Company Processes such Personal Information and other Business Data prior to the Closing Date or cause New PubCo or Suntuity to incur liability in connection with the receipt or Processing of such Personal Information or Business Data. The Company maintains commercially reasonable security measures to protect all Personal Information under its control from unauthorized access, use, disclosure, modification, deletion or other Processing. The Company has not suffered any breach that has resulted in any unauthorized access to, use of, disclosure of or other loss of any Personal Information. Except as described in Section 3.21(b) of the Company Disclosure Schedule, since the Look-Back Date, the Company has not been subject to any written complaints, lawsuits, investigations or other written claims regarding its Processing of any Personal Information, and to the Knowledge of the Company, there are no such pending complaints, lawsuits, investigations or claims. The Company has not provided and has not been legally required to provide any notices to data owners or Governmental Authorities in connection with any unauthorized access, use or disclosure of Personal Information.

SECTION 3.22 Brokers. Except for fees and expenses of Persons listed in Section 3.22 of the Company Disclosure Schedule, no Person (including an Affiliate of the Company or any Company Subsidiary) is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

SECTION 3.23 Exchange Act. None of Company or the Company Subsidiaries is currently (or has previously been) subject to the requirement of Section 12 of the Exchange Act to file a registration statement thereunder.

SECTION 3.24 Sexual Harassment and Misconduct. Except as set forth on Section 3.24 of the Company Disclosure Schedule, none of the Company or Company Subsidiaries is a party to a settlement agreement with a current or former officer, director, employee or independent contractor of the Company or any of the Company Subsidiaries resolving allegations of sexual harassment, discrimination, or retaliation by either (a) an officer, director or executive of the Company or any of the Company Subsidiaries, or (b) an employee of the Company or any of the Company Subsidiaries. Except as set forth on Section 3.24 of the Company Disclosure Schedule, there are no, and there have not been any Actions pending or, to the Company’s Knowledge, threatened, against the Company or any Company Subsidiary involving material allegations of sexual harassment, discrimination, retaliation, or misconduct by an employee of the Company or any of the Company Subsidiaries.

SECTION 3.25 NO OTHER REPRESENTATIONS OR WARRANTIES.

(a) NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN ARTICLE III, THE COMPANY DOES NOT MAKE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE COMPANY, COMPANY SUBSIDIARIES OR ANY OTHER PERSON OR THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO ACQUIROR GROUP OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OF ANY DOCUMENTATION, FORECASTS, PROJECTIONS OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY THE COMPANY IN THIS ARTICLE III, ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE EXPRESSLY DISCLAIMED BY THE COMPANY.

(b) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NONE OF THE COMPANY NOR ITS AFFILIATES, NOR ANY OF ITS REPRESENTATIVES, HAS MADE, AND NONE OF THEM SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATIONS OR WARRANTIES IN THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF THE COMPANY OR COMPANY SUBSIDIARIES THAT HAVE BEEN MADE AVAILABLE TO ACQUIROR GROUP, INCLUDING DUE DILIGENCE MATERIALS AND MATERIALS INCLUDED IN THE VIRTUAL DATA ROOM TO WHICH ACQUIROR GROUP AND THEIR REPRESENTATIVES WERE PROVIDED ACCESS, OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF THE COMPANY BY THE MANAGEMENT OF THE COMPANY OR OTHERS IN CONNECTION WITH THE TRANSACTIONS, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY ACQUIROR GROUP IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT AND THE TRANSACTIONS. IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE BY THE COMPANY AND ITS REPRESENTATIVES, ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF THE COMPANY, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY ACQUIROR GROUP IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT AND THE TRANSACTIONS.

ARTICLE IV

[INTENTIONALLY OMITTED]

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF ACQUIROR GROUP

As an inducement to the Company to enter into this Agreement, except as set forth in the Acquiror SEC Reports (as defined herein) (excluding any disclosures in such Acquiror SEC Reports under the headings “Risk Factors,” “Forward-Looking Statements” or “Qualitative Disclosures About Market Risk” and other disclosures therein to the extent they are predictive, cautionary or forward looking in nature and (b) any exhibits or other documents appended thereto), Acquiror Group, jointly and severally, hereby represent and warrant to the Company as follows:

SECTION 5.01 Corporate Organization. Each member of the Acquiror Group is a corporation or a limited liability company, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation, as applicable, and has the requisite corporate or limited liability company, as applicable, power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted. Each member of the Acquiror Group is duly qualified or licensed as a foreign limited liability company or other organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where such failure to be so qualified or licensed and in good standing would not individually or in the aggregate result in a Acquiror Group Material Adverse Effect.

SECTION 5.02 Organizational Documents. Each member of the Acquiror Group has heretofore furnished to the Company a complete and correct copy of the its Organizational Documents. Such Organizational Documents of each member of the Acquiror Group are in full force and effect. No member of the Acquiror Group is in breach or violation of any provision of its respective Organizational Documents.

SECTION 5.03 Capitalization.

(a) The authorized capital stock of Acquiror consists of (i) 200,000,000 shares of Acquiror Class A Common Stock, (ii) 20,000,000 shares of Acquiror Class V Common Stock and (iii) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Acquiror Preferred Stock”). As of the date of this Agreement, (A) 23,001,250 shares of Acquiror Class A Common Stock and 5,751,250 shares of Acquiror Class V Common Stock are issued and outstanding (which includes 23,001,250 shares that constitute “Offering Shares” as defined in Section 9.1(b) of the Acquiror Certificate of Incorporation and are subject to Redemption Rights), all of which are validly issued, fully paid, non-assessable and are free and clear of all Liens (other than as set forth in the Organizational Documents of Acquiror or restrictions on transfer under applicable federal and state securities Laws) (collectively, the “Outstanding Acquiror Shares”), (B) no shares of Acquiror Class A Common Stock or Acquiror Class V Common Stock are held in the treasury of Acquiror and (C) 23,725,000 shares of Acquiror Class A Common Stock are reserved for future issuance pursuant to Acquiror Warrants. As of the date of this Agreement, there are 23,725,000 Acquiror Warrants issued and outstanding, of which 12,225,000 Acquiror Warrants are Acquiror Private Warrants (collectively, the “Outstanding Acquiror Warrants”). There are no shares of Acquiror Preferred Stock issued and outstanding. Other than 23,725,000 Acquiror Warrants and other than with respect to the conversion and anti-dilution rights of the Acquiror Class V Common Stock set forth in Section 4.3(b) of the Acquiror Certificate of Incorporation, there are no options, warrants or convertible, exercisable or exchangeable securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Acquiror or obligating Acquiror to issue or sell any shares of capital stock of, or other interest convertible, exercisable or exchangeable for any equity interest in, Acquiror or any of its Affiliates (including following the Closing, the Company). Acquiror is not a party to, or otherwise bound by, and has not granted, any equity appreciation rights, participations, phantom equity or similar rights whether direct or indirect. Other than the Acquiror Letter Agreement, the Sponsor Agreement and the OpCo LLC Agreement, there are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements with respect to the voting or transfer of Acquiror Class A Common Stock, Acquiror Class V Common Stock or any of the equity interests or other securities of Acquiror. Except for the Redemption Rights, there are no outstanding contractual obligations of Acquiror to repurchase, redeem or otherwise acquire any shares of Acquiror Class A Common Stock or Acquiror Class V Common Stock. There are no outstanding contractual obligations of Acquiror to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person.

(b) The authorized capital stock of Merger Sub I consists of 10,000 shares of common stock, par value $0.0001 per share (“Merger Sub I Common Stock”), of which 10,000 shares of Merger Sub I Common Stock are issued and outstanding (the “Outstanding Merger Sub I Common Stock”). The Outstanding Merger Sub I Common Stock has been duly authorized, validly issued, fully paid and is non-assessable and is not subject to preemptive rights, and is held by New PubCo free and clear of all Liens, other than transfer restrictions under applicable securities laws and New PubCo’s and Merger Sub I’s respective Organizational Documents. Merger Sub I is a wholly owned Subsidiary of New PubCo. There are no options, warrants or convertible, exercisable or exchangeable securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of Merger Sub I or obligating Merger Sub I to issue or sell any shares of capital stock of, or other interest convertible, exercisable or exchangeable for any equity interest in, Merger Sub I or any of its Affiliates. Merger Sub I is not a party to, or otherwise bound by, and has not granted, any equity appreciation rights, participations, phantom equity or similar rights whether direct or indirect. There are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements with respect to the voting or transfer of Merger Sub I Common Stock or any of the equity interests or other securities of Merger Sub I. There are no outstanding contractual obligations of Merger Sub I to repurchase, redeem or otherwise acquire any shares of Merger Sub I Common Stock. There are no outstanding contractual obligations of Merger Sub I to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person.

(c) The authorized limited liability company interests of Merger Sub II consist of non-unitized membership interests (“Merger Sub II Interests”), of which 100% of the Merger Sub II Interests are issued and outstanding (the “Outstanding Merger Sub II Interests”). The Outstanding Merger Sub II Interests have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and are held by New PubCo free and clear of all Liens, other than transfer restrictions under applicable securities laws and New PubCo’s and Merger Sub II’s respective Organizational Documents. Merger Sub II is a wholly owned Subsidiary of New PubCo. There are no options, warrants or convertible, exercisable or exchangeable securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued interests of Merger Sub II or obligating Merger Sub II to issue or sell any limited liability company member interests of, or other interest convertible, exercisable or exchangeable for any equity interest in, Merger Sub II or any of its Affiliates.

(d) The authorized capital stock of New PubCo consists of 10,000 shares of common stock, par value $0.0001 per share, of which 10,000 shares are issued and outstanding (the “Outstanding New PubCo Shares”). The Outstanding New PubCo Shares have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and are held by Acquiror free and clear of all Liens, other than transfer restrictions under applicable securities laws and Acquiror’s and New PubCo’s respective Organizational Documents. New PubCo is a wholly owned Subsidiary of Acquiror. There are no options, warrants or convertible, exercisable or exchangeable securities or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of New PubCo or obligating New PubCo to issue or sell any shares of capital stock of, or other interest convertible, exercisable or exchangeable for any equity interest in, New PubCo or any of its Affiliates. New PubCo is not a party to, or otherwise bound by, and has not granted, any equity appreciation rights, participations, phantom equity or similar rights whether direct or indirect. There are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements with respect to the voting or transfer of New PubCo Class A Common Stock or any of the equity interests or other securities of New PubCo. There are no outstanding contractual obligations of New PubCo to repurchase, redeem or otherwise acquire any shares of New PubCo Class A Common Stock. There are no outstanding contractual obligations of New PubCo to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any person.

(e) Except for Merger Sub I and Merger Sub II, New PubCo does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in any corporation, partnership, joint venture, business association or other Person.

(f) Except for OpCo and New PubCo, Acquiror does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in any corporation, partnership, joint venture, business association or other Person.

(g) Other than the Outstanding Acquiror Shares, the Outstanding Acquiror Warrants, the Outstanding Merger Sub I Common Stock, the Outstanding Merger Sub II Interests, the Outstanding New PubCo Shares, and any other Contract involving any Equity Interests of Acquiror Group or any of their Affiliates entered into after the date of this Agreement without any breach or failure to perform of any of the covenants set forth in Section 6.02, (i) there are no outstanding Equity Interests of Acquiror Group or any of their respective Affiliates; and (ii) other than the Transaction Documents, neither Acquiror Group nor any of its Affiliates is bound by any Contract involving any Equity Interest of Acquiror Group or any of its Affiliates.

SECTION 5.04 Authority Relative to This Agreement. Each member of the Acquiror Group has all necessary power and authority to execute and deliver this Agreement and, subject to obtaining the approval of the stockholders of Acquiror, New PubCo and Merger Sub I, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement by Acquiror Group and the consummation by Acquiror Group of the Transactions, has been duly and validly authorized by all necessary action, and no other proceedings, with the exception of required shareholder approvals under Acquiror’s, New PubCo’s and Merger Sub I’s Organizational Documents and applicable Law, on the part of Acquiror Group are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly and validly executed and delivered by Acquiror Group and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Acquiror Group, enforceable against each member of the Acquiror Group in accordance with its terms.

SECTION 5.05 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by Acquiror Group does not, and the performance of this Agreement by Acquiror Group will not, conflict with or violate the Organizational Documents of any member of the Acquiror Group; assuming that all consents, approvals, authorizations and other actions described in Section 5.05(b) have been obtained and all filings and obligations described in Section 5.05(b) have been satisfied, conflict with or violate any Law applicable to any member of the Acquiror Group or by which any of their property or assets is bound or affected; or result in any breach of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any capital stock or other interest, property or asset of Acquiror Group pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation binding on Acquiror Group, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually, or in the aggregate, be material and adverse to the Acquiror Group.

(b) The execution and delivery of this Agreement by Acquiror Group does not, and the performance of this Agreement by Acquiror Group will not, require any material consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) for applicable requirements, if any, of the Exchange Act, Blue Sky Laws, the HSR Act, and filing and recordation of appropriate merger documents as required under applicable Law and (ii) such consents, approvals, authorizations, permissions, filings or notifications, which, if not made or obtained, would not, individually or in the aggregate, materially impair or delay Acquiror Group’s ability to consummate the Transactions.

SECTION 5.06 Compliance. No member of the Acquiror Group is in material conflict with, or in default, breach or violation of, any (a) Law applicable to such member of the Acquiror Group or by which any property or asset of such member of the Acquiror Group is bound or affected, or (b) note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such member of the Acquiror Group is a party or by which such member of the Acquiror Group or any property or asset of such member of the Acquiror Group is bound, except, in each case, for any such conflicts, defaults, breaches or violations that would not, individually or in the aggregate, have an Acquiror Group Material Adverse Effect. Each member of the Acquiror Group is in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and Orders of any Governmental Authority necessary for such member of the Acquiror Group to own, lease and operate their respective properties or to carry on its business as it is now being conducted.

SECTION 5.07 SEC Filings; Financial Statements.

(a) Acquiror has filed all forms, reports and documents, including any exhibits thereto, required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder since the filing of Acquiror’s registration statement on Form S-1 filed with the SEC on March 9, 2021, together with any amendments, restatements or supplements thereto (collectively, the “Acquiror SEC Reports”). Acquiror has furnished to the Company true and correct copies of all amendments and modifications that have not been filed by Acquiror with the SEC to all agreements, documents and other instruments that previously had been filed by Acquiror with the SEC and are currently in effect. As of their respective dates, the Acquiror SEC Reports complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations promulgated thereunder, and did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each director and executive officer of Acquiror has filed with the SEC on a timely basis all statements required with respect to Acquiror by Section 16(a) of the Exchange Act and the rules and regulations thereunder. As used in this Section 5.07, the term “file” shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC or NYSE.

(b) Each of the financial statements (including, in each case, any notes thereto) contained in the Acquiror SEC Reports was prepared in accordance with GAAP and Regulation S-X or Regulation S-K, as applicable, applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of Acquiror as of the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which, individually or in the aggregate, have not had, and would not reasonably be expected to have an Acquiror Group Material Adverse Effect). Acquiror has no off-balance sheet arrangements that are not disclosed in the Acquiror SEC Reports. No financial statements other than those of Acquiror are required by U.S. GAAP to be included in the consolidated financial statements of Acquiror.

(c) Acquiror does not have any liabilities or obligations of a nature (whether accrued, absolute, contingent or otherwise) required to be reflected on a balance sheet prepared in accordance with GAAP, except for liabilities and obligations arising in the ordinary course of Acquiror’s business.

SECTION 5.08 Absence of Certain Changes or Events. Since December 31, 2022 and prior to the date of this Agreement, or as expressly contemplated by this Agreement, (a) each member of the Acquiror Group has conducted its business in all material respects in the ordinary course and in a manner consistent with past practice, (b) there has not been any Acquiror Group Material Adverse Effect and (c) Acquiror has not taken any action that, if taken after the date of this Agreement, would constitute a breach of any of the covenants set forth in Section 6.02.

SECTION 5.09 Absence of Litigation. As of the date of this Agreement, there is no Action pending or, to the knowledge of any member of the Acquiror Group, threatened in writing against such member of the Acquiror Group, or any property or asset of such member of the Acquiror Group, before any Governmental Authority. No member of the Acquiror Group nor any of their respective material properties or assets is subject to any continuing Order of, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of the Acquiror, continuing investigation by, any Governmental Authority, or any Order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

SECTION 5.10 Board Approval.

(a) The Acquiror Board, by resolutions duly adopted by unanimous vote of those voting at a meeting duly called and held and not subsequently rescinded or modified in any way, has duly (i) determined that this Agreement and the Transactions, including the Mergers and OpCo Unit Contribution, are fair to and in the best interests of Acquiror and its stockholders; and (ii) recommended that the stockholders of Acquiror approve and adopt this Agreement and the Transactions (including the Mergers and OpCo Unit Contribution).

(b) The board of directors of Merger Sub I, by resolutions duly adopted by unanimous written consent, has duly (i) determined that this Agreement and the Transactions, including the Mergers and OpCo Unit Contribution, are fair to and in the best interests of Merger Sub I and its sole stockholder and (ii) recommended that its sole stockholder approve and adopt this Agreement and the Transactions (including the Mergers and OpCo Unit Contribution).

(c) The board of directors of New PubCo, by resolutions duly adopted by unanimous written consent, has duly (i) determined that this Agreement and the Transactions, including the Mergers and OpCo Unit Contribution, are fair to and in the best interests of New PubCo and its sole stockholder; (ii) approved this Agreement, the Restated New PubCo Charter, the Restated New PubCo Bylaws, and the Transactions; and (iii) recommended that its sole stockholder approve and adopt this Agreement, the Restated New PubCo Charter, the Restated New PubCo Bylaws and the Transactions (including the Mergers and OpCo Unit Contribution).

(d) The sole member of Merger Sub II, by resolutions duly adopted by written consent, has duly (i) determined that this Agreement and the Transactions, including the Mergers and OpCo Unit Contribution, are fair to and in the best interests of Merger Sub II and its sole member and (ii) approved and adopted this Agreement and the Transactions (including the Mergers and OpCo Unit Contribution).

SECTION 5.11 Taxes.

(a) All material Tax Returns which are required to be filed by Acquiror and OpCo have been duly and timely filed (taking into account any applicable extension of time within which to file), and all such Tax Returns are true, correct, and complete in all material respects. All material Taxes owed by Acquiror and OpCo, or for which Acquiror and OpCo may be liable, have been paid in full to the appropriate Governmental Authority, other than Taxes which are not yet due and payable and for which adequate reserves in respect thereof have been established in the Acquiror SEC Reports in accordance with GAAP. Acquiror and OpCo have duly and timely deducted or withheld and remitted to the relevant Governmental Authority all material Taxes required to be deducted or withheld from any payment to any current or former shareholder, partner or employee or any other person and have complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding or deduction of Taxes.

(b) As of the date of this Agreement, neither Acquiror nor OpCo has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency other than as a result of extending the due date of a Tax Return, which extensions remain in effect.

(c) There is no outstanding claim against Acquiror or OpCo for a material amount of Taxes, and no outstanding assessment or deficiency against Acquiror or OpCo for any material amount of Taxes has been asserted or threatened in writing by any Governmental Authority.

(d) There are no ongoing audits, examinations or investigations relating to any liability of Acquiror or OpCo for any material amount of Taxes.

(e) There are no Liens (other than Permitted Liens) for Taxes upon any assets of Acquiror or OpCo.

(f) Acquiror is, and has been at all times since its formation, treated as a corporation for U.S. federal and applicable state and local income tax purposes. OpCo is, and has been at all times since its formation, treated as a partnership or a disregarded entity for U.S. federal and applicable state and local income tax purposes. Neither Acquiror nor OpCo is a party to any joint venture, partnership, or other arrangement that is treated as a partnership for U.S. federal income tax purposes (other than OpCo), and neither Acquiror nor OpCo owns any interest, directly or indirectly, in any non-U.S. person. Neither Acquiror nor OpCo has any outstanding liability for Taxes pursuant to Section 965 of the Code (including as a result of an election pursuant to Section 965(h) of the Code).

(g) Neither Acquiror nor OpCo has received written notice of any claim by any Governmental Authority in any jurisdiction, other than jurisdictions in which it currently files a Tax Return, that it is or may be subject to taxation by such jurisdiction.

(h) Neither Acquiror nor OpCo has entered into a transaction that is a “listed transaction” (irrespective of the effective date) within the meaning of Treasury Regulation Section 1.6011-4(b)(2) or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law.

(i) Neither Acquiror nor OpCo is bound by, nor has any obligation under, any material Tax sharing agreement, Tax indemnification agreement, Tax allocation agreement or similar contract, agreement or arrangement nor has a potential liability or obligation to any Person as a result of or pursuant to any such contract, agreement or arrangement, in each case, other than (i) a contract, an agreement, or an arrangement entered into in the ordinary course of business the primary purpose of which does not relate to Taxes or (ii) a contract, an agreement, or an arrangement among only Acquiror and OpCo. Neither Acquiror nor OpCo has any liability for the Taxes of any other Person (other than Acquiror and OpCo) under Treasury Regulation Section 1.1502-6 (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law), as a transferee or successor or by contract or otherwise (other than, in each case, liabilities for Taxes pursuant to a contract, an agreement, or an arrangement entered into in the ordinary course of business the principal purposes of which do not relate to Taxes).

(j) No private letter rulings, technical advice memoranda, closing agreements or similar rulings or agreements have been requested, entered into, or issued by any Tax authority with respect to Acquiror or OpCo. No power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect Acquiror or OpCo.

(k) Neither Acquiror nor OpCo will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) adjustment under Code Section 481 (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) by reason of a change in method of accounting made prior to the

Closing; (ii) “closing agreement” as described in Code Section 7121 (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) executed prior to the Closing; (iii) installment sale or open transaction disposition made prior to the Closing; (iv) intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) entered into or created prior to the Closing; or (v) prepaid amount received prior to the Closing outside the ordinary course of business.

(l) As of the date hereof, neither Acquiror nor OpCo is aware of any current facts or circumstances that are reasonably expected to prevent the Mergers and the OpCo Unit Contribution from qualifying for the Intended Tax Treatment (other than with respect to clause (i) of the definition of Intended Tax Treatment, the possibility of the exercise of the Redemption Rights with respect to a substantial number of shares of New PubCo Class A Common Stock).

SECTION 5.12 No Other Activities. Each of New PubCo, Merger Sub I and Merger Sub II (i) was formed solely for the purpose of engaging in the Transactions, (ii) has not conducted any business or engaged in any activities other than those directly related to the Transactions, (iii) has no liabilities and owns no assets (other than in connection with its formation or as contemplated by the Transaction Documents in connection with the consummation of the Transactions) and (iv) is not a party to any Contract other than their respective Organizational Documents, this Agreement and the other Transaction Documents to which it is, or as of the Closing Date will be, a party.

SECTION 5.13 Brokers. No Person is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Acquiror.

SECTION 5.14 Trust Account. As of the date of this Agreement, there is at least $240,000,000 invested in a trust fund established by Acquiror for the benefit of its public stockholders (the “Trust Fund”) maintained in a trust account at JPMorgan Chase Bank, N.A. (the “Trust Account”). The monies of such Trust Account are held in trust by Continental Stock Transfer & Trust Company (the “Trustee”), pursuant to the Investment Management Trust Agreement, dated as of November 23, 2021, between Acquiror and Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified. There are no separate agreements, side letters or other agreements or understandings (whether written or unwritten, express or implied) (i) between Acquiror and the Trustee that would cause the description of the Trust Agreement in the Acquiror SEC Reports to be inaccurate in any material respect or (ii) that would entitle any Person (other than stockholders of Acquiror who shall have elected to redeem (other than the Persons entitled to receive Deferred IPO Fees) their shares of Acquiror Class A Common Stock pursuant to the Organizational Documents of Acquiror and the Trust Agreement) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement and Acquiror’s Organizational Documents. Amounts in the Trust Account are invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under

Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Acquiror has performed all material obligations required to be performed by it under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the Knowledge of Acquiror, no event has occurred that, with due notice or lapse of time or both, would constitute a default thereunder. There are no claims or proceedings pending with respect to the Trust Account. Since November 29, 2021, neither Acquiror nor any of its Subsidiaries has released any money from the Trust Account (other than interest income earned on the principal held in the Trust Account and in connection with an extension of the Acquiror’s deadline to complete a business combination, in each case, as permitted by the Trust Agreement). As of the Suntuity Merger Effective Time, the obligations of Acquiror to dissolve or liquidate pursuant to Acquiror’s Organizational Documents shall terminate, and as of immediately prior to the Suntuity Merger Effective Time, Acquiror shall have no obligation whatsoever pursuant to Acquiror’s Organizational Documents to dissolve and liquidate the assets of Acquiror by reason of the consummation of the Transactions, and following the Suntuity Merger Effective Time, no Acquiror stockholder shall be entitled to receive any amount from the Trust Account except to the extent such Acquiror stockholder is a Redeeming Stockholder. Acquiror has no reason to believe that, as of immediately prior to the Suntuity Merger Effective Time, any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to New PubCo or any of its Affiliates on the Closing Date, other than with respect to satisfying any redemption payments owed to Redeeming Stockholders.

SECTION 5.15 Employees. No member of the Acquiror Group has any employees on its payroll. Other than reimbursement of any out-of-pocket expenses incurred by Acquiror Group’s officers and directors in connection with activities on Acquiror Group’s behalf in an aggregate amount not in excess of the amount of cash held by Acquiror outside of the Trust Account, no member of the Acquiror Group has any unsatisfied liability with respect to any employee. No member of the Acquiror Group is party to any outstanding loan agreements with any current employee, officer or director of such entity. No member of the Acquiror Group has ever and does not currently maintain, sponsor or contribute to and has never been required to contribute to, or incurred any liability (contingent or otherwise) under, or have any direct or indirect liability under, any Employee Benefit Plan.

SECTION 5.16 Listing. The issued and outstanding Acquiror Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “BRD.U”. The issued and outstanding shares of Acquiror Class A Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “BRD.” The issued and outstanding Acquiror Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “BRD.WS.” Acquiror is in compliance in all material respects with the applicable rules of the NYSE. As of the date of this Agreement, there is no Action pending or, to the Knowledge of Acquiror, threatened against Acquiror by the NYSE or the SEC with respect to any intention by such entity to deregister the Acquiror Class A Common Stock, Acquiror Warrants or prohibit or terminate the listing of Acquiror on the NYSE. Neither Acquiror nor any of its Representatives has taken any action that is designed to terminate the registration of Acquiror Class A Common Stock under the Exchange Act.

SECTION 5.17 Affiliate Transactions. Other than (a) for payment of salary and benefits for services rendered, (b) reimbursement for expenses incurred on behalf of Acquiror Group, (c) with respect to any Person’s ownership of equity interests of Acquiror Group or (d) as disclosed in the Acquiror SEC Reports, there are no Contracts between any member of the Acquiror Group, on the one hand, and, on the other hand, (i) any present or former equityholder, manager, employee, officer or director of any member of the Acquiror Group, or (ii) any record or beneficial owner of the outstanding equity interests of any member of the Acquiror Group.

SECTION 5.18 NO OTHER REPRESENTATIONS OR WARRANTIES.

(a) NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY ACQUIROR GROUP IN THIS ARTICLE V, NONE OF ACQUIROR GROUP OR AFFILIATES THEREOF NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY WITH RESPECT TO ANY MEMBER OF THE ACQUIROR GROUP OR ANY OTHER PERSON OR THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OF ANY DOCUMENTATION, FORECASTS, PROJECTIONS OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY MADE BY ANY MEMBER OF THE ACQUIROR GROUP IN THIS ARTICLE V, ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, ARE EXPRESSLY DISCLAIMED BY EACH MEMBER OF THE ACQUIROR GROUP.

(b) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NONE OF ACQUIROR GROUP NOR THEIR RESPECTIVE AFFILIATES, NOR ANY REPRESENTATIVE OF THE FOREGOING, HAS MADE, AND NONE OF THEM SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATIONS OR WARRANTIES IN THE MATERIALS RELATING TO THE BUSINESS AND AFFAIRS OR HOLDINGS OF ACQUIROR GROUP THAT HAVE BEEN MADE AVAILABLE TO THE COMPANY, INCLUDING DUE DILIGENCE MATERIALS, OR IN ANY PRESENTATION OF THE BUSINESS AND AFFAIRS OF ANY MEMBER OF THE ACQUIROR GROUP BY THE MANAGEMENT OF SUCH MEMBER OF THE ACQUIROR GROUP, AS APPLICABLE OR OTHERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, AND NO STATEMENT CONTAINED IN ANY OF SUCH MATERIALS OR MADE IN ANY SUCH PRESENTATION SHALL BE DEEMED A REPRESENTATION OR WARRANTY HEREUNDER OR OTHERWISE OR DEEMED TO BE RELIED UPON BY THE COMPANY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. IT IS UNDERSTOOD THAT ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS, ANY DATA, ANY FINANCIAL INFORMATION OR ANY MEMORANDA OR OFFERING MATERIALS OR PRESENTATIONS, INCLUDING, ANY OFFERING MEMORANDUM OR SIMILAR MATERIALS MADE AVAILABLE

BY ACQUIROR GROUP AND THEIR REPRESENTATIVES, ARE NOT AND SHALL NOT BE DEEMED TO BE OR TO INCLUDE REPRESENTATIONS OR WARRANTIES OF ANY MEMBER OF THE ACQUIROR GROUP, AND ARE NOT AND SHALL NOT BE DEEMED TO BE RELIED UPON BY THE COMPANY IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

ARTICLE VI

CONDUCT OF BUSINESS

SECTION 6.01 Conduct of Business by the Company Pending the Suntuity Merger.

(a) The Company agrees that, between the date of this Agreement and the First Merger Effective Time or the earlier termination of this Agreement in accordance with Section 9.01, except as expressly contemplated by any other provision of this Agreement or any other Transaction Document, unless Acquiror shall otherwise consent in writing (such consent not to be unreasonably conditioned, withheld or delayed), the business of the Company and Company Subsidiaries shall be conducted in, and the Company and Company Subsidiaries shall not take any action except in, the ordinary course of business and in a manner consistent with past practice, and the Company shall use its commercially reasonable efforts to preserve substantially intact the business organization of the Company and Company Subsidiaries, to keep available the services of the current officers, key employees and key consultants of the Company and Company Subsidiaries and to preserve the current relationships of the Company and Company Subsidiaries with Capital Providers, Material Channel Partners, Material Vendors and material customers, suppliers and other Persons with which the Company or any Company Subsidiary has significant business relations. The Company further agrees that, between the date of this Agreement and Suntuity Merger Effective Time, they shall furnish to Acquiror, as soon as available, but in any event not later than twenty (20) days after the end of each calendar month, a consolidated cash flow report and 13-week cash flow forecast of the Company and Company Subsidiaries, substantially in the form attached hereto as Exhibit F, including a variance report reconciling the projections for the prior period to the actual sources and uses of cash for such prior month; such variance report shall be substantially in the same form as, and contain reconciliations to, the sources and uses initially set forth as of the Closing Date on Schedule 9.11 of the Bridge Loan.

(b) Except as expressly contemplated by any other provision of this Agreement or any other Transaction Document, or as set forth in Section 6.01 of the Company Disclosure Schedule or as required by applicable Law, the Company shall not, and shall not permit any Company Subsidiary to, between the date of this Agreement and the First Merger Effective Time or the earlier termination of this Agreement in accordance with Section 9.01, directly or indirectly, take any of the following actions without the prior written consent of Acquiror (such consent not to be unreasonably conditioned, withheld or delayed):

(i) amend or otherwise change its Organizational Documents in any material respect;

(ii) issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any Equity Interests of the Company or any Company Subsidiary, or any options, warrants, convertible securities or other rights of any kind to acquire any Equity Interests, or any other ownership interest (including any phantom interest), of the Company or any Company Subsidiary;

(iii) establish a record date for, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its membership interests or capital stock;

(iv) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its Equity Interests, in each case, other than in connection with the forfeiture of any Company Restricted Units in accordance with the terms of the applicable award agreement governing such Company Restricted Units;

(v) (A) acquire (including by merger, consolidation, or acquisition of equity or assets or any other business combination) any corporation, limited liability company, partnership, other business organization or any division thereof or any material amount of assets; or (B) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, or grant any security interest in any of its assets, any loans and advances to employees of the Company or any Company Subsidiary;

(vi) (A) other than loans or advances made by the Company or any Company Subsidiary in the ordinary course of its business, make any loans, advances or capital contributions to, or investments in, any other Person; (B) make any material change in its existing borrowing or lending arrangements for or on behalf of such Persons, or enter into any “keep well” or similar agreement to maintain the financial condition of any other Person or (C) make any loans or advances to any of its officers, directors, agents or consultants other than advances to employees for travel and other business-related expenses in the ordinary course of business and in compliance with the Company’s or Company Subsidiary’s policies, as applicable, related thereto;

(vii) acquire any fee interest in real property;

(viii) enter into, renew or amend in any material respect any Interested Party Transaction (or any contractual or other arrangement, that if existing on the date of this Agreement, would have constituted an Interested Party Transaction), except to terminate such Contracts as required by Section 7.15;

(ix) make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable Law made subsequent to the date hereof, as agreed to by its independent accountants, or as required in connection with the preparation of the audited financial statements required to be prepared and furnished by the Company pursuant to Section 7.14;

(x) except as required by applicable Law, the terms of a Company Employee Benefit Plan in effect as of the date hereof and set forth on Section 3.10(a) of the Company Disclosure Schedule, (A) grant any new or increase any existing compensation or incentives payable or to become payable or the benefits provided, other than annual base salary or hourly wage increases in the ordinary course of business consistent with past practice to or to be provided to any current or former employee or director of the Company or Company Subsidiary or any Contingent Worker, (B) grant or increase any severance or termination pay, (C) enter into or adopt, or amend or otherwise modify or terminate any Company Employee Benefit Plan, or (D) hire or terminate (other than for cause) any executive-level employee of the Company or any Company Subsidiary;

(xi) (A) amend, modify or consent to the termination (excluding any expiration in accordance with its terms) of any Material Contract or amend, waive, modify or consent to the termination (excluding any expiration in accordance with its terms) of the Company’s or Company Subsidiary’s material rights, as applicable, thereunder, in each case in a manner that is adverse to the Company, except in the ordinary course of business consistent with past practice or (B) enter into any contract or agreement that would have been a Material Contract had it been entered into prior to the date of this Agreement;

(xii) fail to maintain the existence of, or use reasonable efforts to protect, Company-Owned Intellectual Property;

(xiii) enter into any contract, agreement or arrangement that obligates the Company to develop any Intellectual Property related to the business of the Company or the Products;

(xiv) permit any material item of Company-Owned Intellectual Property to lapse or to be abandoned, invalidated, dedicated to the public, or disclaimed, or otherwise become unenforceable or fail to perform or make any applicable filings, recordings or other similar actions or filings, or fail to pay all required fees and Taxes required or advisable to maintain and protect its interest in each material item of Company-Owned Intellectual Property;

(xv) waive, release, assign, settle or compromise any Action, other than waivers, releases, assignments, settlements or compromises that are solely monetary in nature and do not exceed $500,000 individually or $1,000,000 in the aggregate;

(xvi) enter into any material new line of business outside of the business currently conducted by the Company or any Company Subsidiary as of the date of this Agreement;

(xvii) voluntarily fail to maintain, cancel or materially change coverage under any insurance policy in form and amount equivalent in all material respects to the insurance coverage currently maintained with respect to the Company or any Company Subsidiary, its Leased Real Property and its assets and properties;

(xviii) form any Subsidiary or enter into any partnership or joint venture;

(xix) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(xx) except in the ordinary course of business consistent with past practice: (A) make, change or rescind any material Tax election, (B) change any material method of Tax accounting, (C) settle or compromise any material Tax liability, (D) amend any material Tax Return, (E) surrender any right to claim a material Tax refund, (F) enter into any Tax sharing, allocation, indemnity or other similar agreement, or (G) initiate or enter into any voluntary disclosure or closing agreement with respect to any material Tax;

(xxi) sell, lease, license or otherwise transfer, or dispose of, mortgage, sell and lease back or otherwise or create or incur any Lien on, any of the Company’s or Company Subsidiaries’ material assets, securities, properties, interests or businesses or other interests therein whether tangible or intangible (including securitizations), other than in the ordinary course of business;

(xxii) voluntarily fail to maintain, cancel or materially change coverage under any material insurance policy in form and amount equivalent in all material respects to the insurance coverage currently maintained with respect to the Company and any Company Subsidiaries and their assets and properties;

(xxiii) fail to keep current and in full force and effect, or to comply in all material respects with the requirements of, any Company Permit that is material to the conduct of the business of the Company and the Company Subsidiaries taken as a whole;

(xxiv) use the proceeds from the Bridge Loan for any purpose other than as expressly permitted therein; or

(xxv) enter into any binding agreement or otherwise make a commitment to do any of the foregoing.

SECTION 6.02 Conduct of Business by Acquiror Group Pending the First Merger Effective Time. Except (i) as expressly contemplated by any other provision of this Agreement or any other Transaction Document, (ii) as required by applicable Law or (iii) for any action related to or arising out of Acquiror’s compliance with Section 7.16 hereof, no member of the Acquiror

Group shall, between the date of this Agreement and the First Merger Effective Time or the earlier termination of this Agreement in accordance with Section 9.01, directly or indirectly, take any of the following actions without the prior written consent of the Company (such consent not to be unreasonably conditioned, withheld or delayed):

(a) amend or otherwise change any member of the Acquiror Group’s Organizational Documents in any material respect;

(b) establish a record date for, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its membership interests or capital stock, other than redemptions from the Trust Account that are required pursuant to Acquiror’s Organizational Documents;

(c) reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any of its equity interests except for redemptions from the Trust Account that are required pursuant to Acquiror’s Organizational Documents;

(d) issue, sell, pledge, dispose of, grant or encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, any Equity Interests of any member of the Acquiror Group, or any options, warrants, convertible securities or other rights of any kind to acquire any Equity Interests, or any other ownership interest (including any phantom interest), of any member of the Acquiror Group;

(e) (A) acquire (including by merger, consolidation, or acquisition of equity or assets or any other business combination) any corporation, limited liability company, partnership, other business organization or any division thereof or any material amount of assets; or (B) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person, except a loan from the Sponsor or an affiliate thereof or certain of Acquiror’s officers and directors to finance Acquiror’s transaction costs in connection with the transactions contemplated hereby;

(f) make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable Law made subsequent to the date hereof, as agreed to by its independent accountants;

(g) except in the ordinary course of business consistent with past practice: (A) make, change or rescind any material Tax election, (B) change any material method of Tax accounting, (C) settle or compromise any material Tax liability, (D) amend any material Tax Return, (E) surrender any right to claim a material Tax refund, (F) enter into any Tax sharing, allocation, indemnity or other similar agreement, or (G) initiate or enter into any voluntary disclosure or closing agreement with respect to any material Tax;

(h) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(i) incur or suffer any indebtedness, debts or other liabilities, commitments and obligations, except (i) in the ordinary course of business consistent with past practice, and (ii) any fees and expenses incurred in connection with consummating the Transactions;

(j) enter into any Contract with respect to any Equity Interest of Acquiror or any of its Affiliates; or

(k) enter into any binding agreement or otherwise make a commitment, to do any of the foregoing.

SECTION 6.03 RESERVED.

SECTION 6.04 Claims Against Trust Account. The Company agrees that, notwithstanding any other provision contained in this Agreement, neither they nor the Company currently have, and shall not at any time prior to the Suntuity Merger Effective Time have, any claim to, or make any claim against, the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between the Company, on the one hand, and any member of the Acquiror Group, on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 6.04 as the “Claims”); provided, that (i) nothing herein shall serve to limit or prohibit the Company to pursue a claim against Acquiror for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, and (ii) nothing herein shall serve to limit or prohibit any claims that the Company may have in the future against the Acquiror’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) or arising out of or relating to this Agreement or any Transaction Document.

SECTION 6.05 Employee Matters.

(a) Prior to Closing, the Company shall (i) adopt an equity incentive plan, and (ii) pursuant to such equity incentive plan, issue the Company Restricted Units pursuant to an award agreement; provided, that, (w) such equity incentive plan shall be, in form and substance, reasonably acceptable to the Acquiror and the Company, (x) the Company shall issue Company Restricted Units with a grant date fair market value of at least $8,000,000 to employees of the Company or its Subsidiaries who are not executive officers or members of the Management Committee, with such vesting dates to be agreed between the Acquiror and the Company, (y) the Company Restricted Units shall be issued to such service providers of the Company and in such amounts as are reasonably acceptable to Acquiror and the Company and (z) and such award agreement shall be, in form and substance reasonably acceptable to Acquiror.

(b) Prior to the Closing, New PubCo shall adopt a customary equity incentive plan that is reasonably acceptable to the Company and Acquiror.

(c) Prior to the Closing, New PubCo and the Company shall use reasonable best efforts to obtain an employment agreement entered into by and between New PubCo or one of its Affiliates and each of Dan Javan and the other individuals intended to serve as executive officers of New PubCo after Closing, on terms mutually agreeable by each of such officers and New PubCo, in each case subject to and effective as of Closing and approved by Acquiror.

ARTICLE VII

ADDITIONAL AGREEMENTS

SECTION 7.01 Proxy Statement/Prospectus; Registration Statement.

(a) As promptly as practicable, after the date of this Agreement, (i) Acquiror shall prepare and file with the SEC the proxy statement/prospectus (as amended or supplemented from time to time, the “Proxy Statement/Prospectus”) to be sent to the stockholders of Acquiror soliciting proxies from such stockholders to obtain the Acquiror Stockholders Approval (as defined herein) at the special meeting of Acquiror’s stockholders to be called for such purpose (the “Acquiror Stockholders’ Meeting”) and (ii) New PubCo shall prepare and file with the SEC a registration statement on Form S-4 or such other applicable form (as amended or supplemented from time to time, the “Registration Statement”), in which the Proxy Statement/Prospectus will be included as a prospectus, in connection with the registration under the Securities Act of the shares of New PubCo Class A Common Stock issuable in connection with the Transactions. The Company shall furnish all information as New PubCo or Acquiror may reasonably request in connection with such actions and assist and cooperate with the preparation, filing and distributions of the Proxy Statement/Prospectus and Registration Statement as reasonably requested by Acquiror or New PubCo. Each of Acquiror, New PubCo and the Company shall use its commercially reasonable efforts to cause the Proxy Statement/Prospectus and Registration Statement to become effective as promptly as practicable and to keep the Proxy Statement/Prospectus and Registration Statement effective as long as is necessary to consummate the Transactions. As promptly as practicable after the Registration Statement is declared effective by the SEC, Acquiror shall use its commercially reasonable efforts to cause the Proxy Statement/Prospectus to be mailed to its stockholders. The Company and its legal counsel shall be given reasonable opportunity to review and comment on the Proxy Statement/Prospectus and Registration Statement prior to the filing thereof with the SEC and Acquiror or New PubCo, as applicable, shall give reasonable consideration to any such comments. Acquiror and New PubCo, as applicable, shall promptly notify the Company and its legal counsel upon the receipt of any comments received by Acquiror, New PubCo or their legal counsel from the SEC or its staff with respect to the Proxy Statement/Prospectus and Registration Statement, or any request from the SEC for amendments or supplements to the Proxy Statement/Prospectus or Registration Statement, and shall promptly provide the Company and its legal counsel with copies of all written correspondence between the Acquiror, New PubCo and their respective Representatives, on the one hand, and the SEC, on the other hand, or, if not in writing, a description of such communication. Acquiror and New PubCo shall give the Company and its legal counsel a reasonable opportunity to participate in preparing their proposed response(s) to comments received from the SEC or its staff and to promptly provide comments on any proposed response(s) thereto, and Acquiror and New PubCo shall give reasonable consideration to any such comments. Each of the Parties: (A) shall use its commercially reasonable efforts to respond promptly to any comments of the SEC or its staff with respect to the Proxy Statement/Prospectus and Registration Statement; and (B) to the extent required by the applicable requirements of United States securities Laws and the rules and regulations of the SEC promulgated thereunder, shall use its commercially reasonable efforts to promptly correct any information provided by it for use in the Proxy Statement/Prospectus and Registration Statement to the extent such information shall be or shall have become false or misleading in any material respect.

(b) No amendment or supplement to the Proxy Statement/Prospectus or the Registration Statement will be made by Acquiror, New PubCo or the Company without the approval of each other (such approval not to be unreasonably withheld, conditioned or delayed). Acquiror, New PubCo and the Company each will advise the other, promptly after they receive notice thereof, of the time when the Proxy Statement/Prospectus and/or Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of the qualification of the shares of New PubCo Class A Common Stock to be issued or issuable to the Pre-Closing SPAC Holders and the holders of Company Interests and Company Restricted Awards in connection with this Agreement for offering or sale in any jurisdiction.

(c) Acquiror and New PubCo represent that the information supplied by each of them for inclusion in the Registration Statement and the Proxy Statement/Prospectus shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) is first mailed to the stockholder of Acquiror, (iii) the time of the Acquiror Stockholders’ Meeting, and (iv) the First Merger Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the First Merger Effective Time, any event or circumstance should be discovered by Acquiror or New PubCo that is required to be set forth in an amendment or a supplement to the Registration Statement or the Proxy Statement/Prospectus by the applicable requirements of the Securities Act and the rules and regulations promulgated thereunder or the Exchange Act and the rules and regulations promulgated thereunder, Acquiror or New PubCo, as applicable, shall promptly inform the Company. Assuming the accuracy of the representations in Section 7.01(d), all documents that Acquiror or New PubCo is responsible for filing with the SEC in connection with the Transactions will comply as to form and substance in all material aspects with the applicable requirements of the Securities Act and the rules and regulations promulgated thereunder and the Exchange Act and the rules and regulations promulgated thereunder.

(d) The Company represents that the information supplied by the Company for inclusion in the Registration Statement and the Proxy Statement/Prospectus shall not, at (i) the time the Registration Statement is declared effective, (ii) the time the Proxy Statement/Prospectus (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Acquiror, (iii) the time of the Acquiror Stockholders’ Meeting and (iv) the First Merger Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the First Merger Effective Time, any event or circumstance should be discovered by the Company that is required to be set forth in an amendment or a supplement to the Registration Statement or the Proxy Statement/Prospectus by the applicable requirements of the Securities Act and the rules and regulations promulgated thereunder or the Exchange Act and the rules and regulations thereunder, the Company shall promptly inform Acquiror or New PubCo, as applicable.

SECTION 7.02 Acquiror Stockholders’ Meeting and Other Approvals.

(a) Acquiror shall, as promptly as practicable, establish a record date (which date shall be mutually agreed with the Company) for, duly call, give notice of, convene and hold the Acquiror Stockholders’ Meeting for the purpose of voting solely upon (i) the approval and adoption of this Agreement, the Mergers, the OpCo Unit Contribution and the other Transactions; (ii) any other proposals Acquiror shall deem necessary to effectuate the Transactions; and (iii) a proposal to adjourn the Acquiror Stockholders’ Meeting, as necessary, to solicit additional proxies if there are not sufficient votes at the time of the Acquiror Stockholders’ Meeting to approve the foregoing proposals or otherwise in connection with the Transactions (the “Acquiror Stockholders Approval”); provided that in no event shall the Acquiror Stockholders’ Meeting be adjourned for more than a total of thirty (30) days after the original date of the Acquiror’s Stockholder Meeting (the latest such date, the “Adjournment Date”) as set forth in Acquiror’s notice therefor. Acquiror shall hold the Acquiror Stockholders’ Meeting as soon as practicable after the date on which the Registration Statement becomes effective. Acquiror shall use commercially reasonable efforts to solicit from its stockholders proxies in favor of the approval and adoption of the Acquiror Stockholders Approval and shall take all other action necessary or advisable to secure the required vote or consent of its stockholders with respect to the Acquiror Stockholders Approval. Acquiror covenants that none of the Acquiror Board or any committee thereof shall withdraw or modify, or propose publicly or by formal action of the Acquiror Board to withdraw or modify, in a manner adverse to the Company, the Acquiror Board Recommendation or any other recommendation by the Acquiror Board of the proposals set forth in the Proxy Statement/Prospectus and the Proxy Statement/Prospectus shall include the unanimous recommendation of the Acquiror Board to the stockholders of Acquiror in favor of the proposals set forth in the Proxy Statement/Prospectus, including the Acquiror Board Recommendation. Notwithstanding the foregoing, if the Acquiror Board or any committee thereof, after consultation with outside legal counsel, determines in good faith that failure to withdraw or modify its recommendation would be inconsistent with its fiduciary duties to the Acquiror stockholders under applicable Law, then the Acquiror Board may withdraw or modify its recommendation in the Proxy Statement/Prospectus.

(b) Acquiror, in its capacity as the sole shareholder of New PubCo, shall, promptly after the execution and delivery of this Agreement, deliver to the Company a written consent duly executed by Acquiror sufficient to approve and adopt this Agreement and the consummation of the Transactions under the Organizational Documents of New PubCo and the DGCL.

(c) New PubCo, in its capacity as the sole stockholder of Merger Sub I, shall, promptly after the execution and delivery of this Agreement, deliver to the Company a written consent duly executed by New PubCo sufficient to approve and adopt this Agreement and the consummation of the Transactions under the Organizational Documents of Merger Sub I and the DGCL.

(d) The Company shall, as promptly as practicable after the Registration Statement is declared effective by the SEC and in accordance with the Support Agreement (and in any event no later than two (2) Business Days after such effective date), deliver to Acquiror a written consent duly executed by the Key Company Member sufficient to approve and adopt this Agreement and the consummation of the Transactions, including the Suntuity Merger, under the Company LLC Agreement and the RULLCA, in substantially the form attached as Section 7.02(d) to the Company Disclosure Schedule (the “Written Consent”). The Company covenants that the Management Committee shall not withdraw or modify, or propose publicly or by formal action of the Management Committee to withdraw or modify, in a manner adverse to Acquiror, the Company Board Recommendation.

SECTION 7.03 Access to Information; Confidentiality.

(a) Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which the Company or Acquiror or any of their respective Subsidiaries is a party or pursuant to applicable Law, from the date of this Agreement until the Suntuity Merger Effective Time, the Company shall (and shall cause its Subsidiaries to) and Acquiror shall (and Acquiror shall cause its Subsidiaries to): (i) provide to the other party (and the other party’s officers, managers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, “Representatives”) access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to the books and records thereof; and (ii) furnish promptly to the other party such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party and its subsidiaries as the other party or its Representatives may reasonably request; provided, however, that (A) Acquiror and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Company; and (B) nothing herein shall require the Company to provide access to, or to disclose any information to, Acquiror or any of its Representatives if such access or disclosure, in the good faith reasonable belief of the Company, (x) would waive any legal privilege or (y) would be in violation of applicable Laws or regulations of any Governmental Authority or the provisions of any agreement to which the Company is a party (taking into account the confidential nature of the disclosure) provided, further, the Company shall inform Acquiror as to the general nature of what is being withheld and the Company shall (and shall cause its Subsidiaries to) reasonably cooperate to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the foregoing impediments, including through the use of commercially reasonable efforts to (1) obtain the required consent or waiver of any third party required to provide such information and (2) implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if Acquiror and the Company determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege.

(b) All information obtained by the parties pursuant to this Section 7.03 shall be kept confidential in accordance with the confidentiality agreement, dated November 8, 2022, between Acquiror and the Company (the “Confidentiality Agreement”).

(c) No investigation pursuant to this Section 7.03 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

(d) Notwithstanding anything in this Agreement to the contrary, each Party (and its representatives, agents and employees) may consult any Tax advisor regarding the Tax treatment and Tax structure of the Transactions and may disclose to any Person, without limitation of any kind, the Tax treatment and Tax structure of the Transactions and all materials (including opinions or other Tax analyses) that are provided relating to such treatment or structure.

SECTION 7.04 Solicitation.

(a) From and after the date hereof until the Suntuity Merger Effective Time or, if earlier, the valid termination of this Agreement in accordance with Section 9.01, the Company shall not (and shall cause its Subsidiaries not to), and shall direct its and the Company’s Representatives not to, (i) initiate, solicit, facilitate or encourage (including by way of furnishing non-public information), whether publicly or otherwise, any inquiries with respect to, or the making of, any Company Acquisition Proposal, (ii) engage in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to, any Person relating to a Company Acquisition Proposal, (iii) enter into, engage in and maintain discussions or negotiations with respect to any Company Acquisition Proposal (or inquiries, proposals or offers or other efforts that would reasonably be expected to lead to any Company Acquisition Proposal) or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, offers, efforts, discussions or negotiations, (iv) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity interests of the Company, (v) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Company Acquisition Proposal, (vi) approve, endorse, recommend, execute or enter into any agreement in principle, letter of intent, memorandum of understanding, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Company Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to a Company Acquisition Proposal, or (vii) resolve or agree to do any of the foregoing or otherwise authorize or permit any of its Representatives to take any such action. The Company shall, and shall instruct and cause its Representatives to, immediately cease any solicitations, discussions or negotiations with any Person (other than the parties hereto and their respective Representatives) in connection with a Company Acquisition Proposal. The Company shall promptly notify Acquiror (and in any event within twenty-four (24) hours) of the receipt of any Company Acquisition Proposal after the date hereof. Without limiting the foregoing, the Company agrees that any violation of the restrictions set forth in this Section 7.04(a) by the Company, its or their Affiliates or its or their Representatives shall be deemed to be a breach of this Section 7.04(a) by the Company.

SECTION 7.05 Notification of Certain Matters. The Company shall give prompt notice to Acquiror, Acquiror shall give prompt notice to the Company of the occurrence, or non-occurrence, of any event the occurrence, or non-occurrence, of which could reasonably be expected to cause the conditions set forth in Article VIII to not be satisfied; provided, however, that the delivery of any notice pursuant to this Section 7.05 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

SECTION 7.06 Further Action; Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions of this Agreement, each of the parties hereto shall (and each of the parties hereto shall cause their Affiliates to, as necessary) (i) at the reasonable request of any other party hereto, execute and deliver such other instruments and do and perform such other acts and things as may be reasonably necessary or desirable for effecting completely the consummation of the Mergers, the OpCo Unit Contribution and the other Transactions and (ii) use their commercially reasonable efforts to take promptly, or cause to be taken, all appropriate action, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the Transactions, to satisfy the conditions to the obligations to consummate the Mergers and OpCo Unit Contribution, to effect all necessary registrations and filings and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the Transactions for the purpose of securing to the parties hereto the benefits contemplated by this Agreement, including using its reasonable best efforts to obtain all permits, consents, waivers, approvals, authorizations, qualifications and Orders of Governmental Authorities as are necessary for the consummation of the Transactions and to fulfill the conditions to the Mergers and OpCo Unit Contribution, including all necessary pre-Closing and post-Closing filing or notification requirements applicable under any state laws applicable to entities engaged in the Company’s business. In case, at any time after the Suntuity Merger Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers, managers and directors of each party to this Agreement shall use their reasonable best efforts to take all such action. The Company shall be responsible for, (i) as promptly as practicable, providing the notices and seeking approvals of the Governmental Authorities listed in Section 7.06(a) of the Company Disclosure Schedule (with respect to any such approval to the extent an approval is required by the terms of such state licensing requirements) and (ii) providing Acquiror or its designee progress reports on such notices and approvals periodically and upon the reasonable request of Acquiror. The Company shall use commercially reasonable efforts to provide all such notices and obtain all such approvals as soon as practicable after the date of this Agreement.

(b) In furtherance and not in limitation of Section 7.06(a), to the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, including the HSR Act (“Antitrust Laws”), each party hereto agrees to promptly make any required filing or application under Antitrust Laws, as applicable and no later than ten (10) Business Days after the date of this Agreement, the Company and Acquiror each shall file with the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission a Notification and Report From as required by the HSR Act. The applicable filing fees with respect to any and all notifications required under the HSR Act in order to consummate the Transactions contemplated in this Agreement shall be paid by Acquiror. The parties hereto agree to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to Antitrust Laws and to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods or obtain required approvals, as applicable under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the HSR Act. Each party shall, in connection with its efforts to obtain all requisite approvals and authorizations for the Transactions under any Antitrust Law, to the extent permitted by applicable Law use its commercially reasonable efforts to: (i) cooperate in all respects with each other party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person; (ii) keep the other parties reasonably informed of any communication received by such party or its Representatives from, or given by such party or its Representatives to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private Person, in each case regarding any of the Transactions; (iii) permit a Representative of the other parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by such Governmental Authority or other Person, give a Representative or Representatives of the other parties the opportunity to attend and participate in such meetings and conferences; (iv) in the event a party’s Representative is unable to participate in or attend any meetings or conferences, the other parties shall keep such party promptly and reasonably apprised with respect thereto; and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the Transactions, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority.

(c) No party hereto shall take any action that could reasonably be expected to adversely affect or materially delay the approval of any Governmental Authority of any required filings or applications under Antitrust Laws. The parties hereto further covenant and agree, with respect to a threatened or pending preliminary or permanent injunction or other Order, decree or ruling or statute, rule, regulation or executive Order that would adversely affect the ability of the parties to consummate the Transactions, to use commercially reasonable efforts to prevent or lift the entry, enactment or promulgation thereof, as the case may be.

(d) The Company shall use commercially reasonable efforts to obtain, or cause to be obtained, all consents, approvals or authorizations required for the Company or any Company Subsidiary to continue as a party to each Material Contract or a lease agreement, and prevent any breach, under any Material Contract or a lease to which any of the Company or any or any Company Subsidiary is a party, including amending any Material Contract or a lease agreement with substantially similar economic terms.

SECTION 7.07 Public Announcements. The initial press release relating to this Agreement shall be a joint press release, the text of which has been agreed to by each of Acquiror and the Company. Thereafter, between the date of this Agreement and the Closing Date or the earlier termination of this Agreement in accordance with Section 9.01, unless otherwise required by applicable Law or the requirements of the NYSE (in which case Acquiror and the Company shall each use their reasonable best efforts to consult with each other before making or causing any Affiliate to make any required public statement or communication and coordinate such required public statement or communication with the other party, prior to announcement or issuance), no party to this Agreement shall make any other public statement or issue any other public communication regarding this Agreement or the Transactions without the prior written consent of Acquiror and the Company, in each case, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, each party hereto and its Affiliates may make internal announcements regarding this Agreement and the Transactions to their respective directors, officers, managers and employees without the consent of any other party hereto and may make public statements regarding this Agreement and the Transactions containing information or events already publicly known other than as a result of a breach of this Section 7.07.

SECTION 7.08 NYSE Listing. Acquiror, New PubCo and the Company shall use their respective reasonable best efforts to cause, as promptly as practicable after the date of this Agreement, but in no event later than the Closing Date: (a) any initial listing application of New PubCo required with the NYSE or such other national securities exchange agreed to by the Acquiror and the Company in connection with the Transactions to have been approved; (b) New PubCo to satisfy all applicable initial and continuing listing requirements of the NYSE or such other national securities exchange agreed to by the Acquiror and the Company; and (c) the shares of New PubCo Class A Common Stock to be issued or issuable in connection with the Transactions to have been approved for listing on the NYSE or such other national securities exchange agreed to by the Acquiror and the Company, subject to official notice of issuance thereof.

SECTION 7.09 Tax Matters.

(a) On or prior to the Closing Date, the Company shall use commercially reasonable efforts to cause each of the holders of the Company Interests and Company Warrants to deliver to New PubCo a duly executed IRS Form W-9.

(b) Notwithstanding anything to the contrary contained herein, New PubCo shall pay, or cause to be paid, all transfer, documentary, sales, use, stamp, registration, value added or other similar Taxes incurred in connection with the Transactions. Acquiror shall, at its own expense, timely file, or cause to be timely filed, with the relevant Governmental Authority, all necessary Tax Returns with respect to all such Taxes (to the extent permitted by applicable Law). For the avoidance of doubt, such Taxes shall not include Taxes imposed on or with respect to income (however denominated) or gain of any of the parties.

(c) This Agreement is intended to constitute, and the parties hereto hereby adopt this Agreement as, a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) with respect to the First Merger. Each of the Parties (i) shall use its reasonable best efforts to cause the Mergers and the OpCo Unit Contribution to qualify for the Intended Tax Treatment and (b) shall not (and shall not permit or cause any of their Affiliates, Subsidiaries or Representatives to) take or fail to take any action, or become obligated to take or fail to take any action, which action or failure could reasonably be expected to materially prevent or impede the Mergers and the OpCo Unit Contribution from qualifying for the Intended Tax Treatment. Without limiting the foregoing, each Party shall report and file all relevant Tax Returns consistent with (including attaching the statement described in Treasury Regulations Sections 1.368-3(a) and 1.351-3(b) on or with its Tax Return for the taxable year of the Closing, as applicable), and take no position inconsistent with, the Intended Tax Treatment (whether in audits, Tax Returns or otherwise), unless required to do so pursuant to applicable Law (e.g., a “determination” within the meaning of Section 1313(a) of the Code).

(d) Each party hereto shall (and shall cause its Affiliates to) use its reasonable best efforts to reasonably cooperate with the other parties hereto and their respective Tax advisors in connection with the provision of advice or issuance of any opinion to New PubCo, Acquiror, OpCo, Sponsor or the Company relating to the Tax consequences of the Transactions, including using reasonable best efforts to deliver to the relevant counsel certificates (dated as of the necessary date and signed by an officer of New PubCo, Merger Sub I, Merger Sub II, Acquiror, OpCo, Sponsor or the Company, or their respective Affiliates, as applicable) containing such customary representations as are reasonably necessary or appropriate for such counsel to render such advice or opinion. If the SEC or any other Governmental Authority requests or requires that an opinion be provided at or prior to the Closing in respect of the Tax consequences of or related to the Transactions or the Intended Tax Treatment: (i) to the extent such opinion relates to Acquiror, OpCo or any equityholders thereof, Acquiror shall use its reasonable best efforts to cause its Tax advisors to provide such opinion, subject to customary assumptions and limitations, and (ii) to the extent such opinion relates to the Company or any equityholders thereof, the Company shall use its reasonable best efforts to cause its Tax advisors to provide such an opinion, subject to customary assumptions and limitations.

SECTION 7.10 Indemnification and Insurance.

(a) For a period of six (6) years after the First Merger Effective Time, New PubCo agrees that it shall indemnify and hold harmless each present and former director, officer and manager of Acquiror Group and the Company against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the First Merger Effective Time, whether asserted or claimed prior to, at or after the First Merger Effective Time, to the fullest extent that each of the Acquiror Group and the

Company, as the case may be, would have been permitted under applicable Law and its respective Organizational Documents in effect on the date of this Agreement to indemnify such Person (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Notwithstanding the foregoing, New PubCo shall not have any obligation to indemnify, reimburse or otherwise “gross-up” any Person for any Tax incurred pursuant to Section 409A or 4999 of the Code with respect to any payments made at or after the First Merger Effective Time. Without limiting the foregoing, New PubCo shall for a period of not less than six (6) years from the First Merger Effective Time (i) maintain provisions in its Organizational Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of officers, directors and managers that are no less favorable to those Persons than the provisions of such Organizational Documents of each of member of the Acquiror Group and the Company as of the date of this Agreement and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.

(b) For a period of six (6) years from the First Merger Effective Time, New PubCo shall maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the directors’ and officers’ liability insurance policies of the Acquiror Group and the Company for liability prior to the date hereof, on terms not less favorable than the terms of such current insurance coverage; provided, however, that (i) in no event shall New PubCo be required to pay an annual premium for such insurance in excess of 250% of the aggregate combined annual premiums payable by Acquiror Group and the Company for such insurance coverage for their respective directors and officers for the year ended December 31, 2022 (the “Maximum Annual Premium”), (ii) New PubCo may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6)-year “tail” policy containing terms no less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the First Merger Effective Time so long as the aggregate cost for such “tail policy” does not exceed the Maximum Annual Premium; and (iii) if any claim is asserted or made within such six (6)-year period, any insurance required to be maintained under this Section 7.10 shall be continued in respect of such claim until the final disposition thereof. If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then New PubCo will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. If Acquiror is unable to obtain the “tail” policy or the insurance described in this Section 7.10(b) for an amount less than or equal to the Maximum Annual Premium, Acquiror will instead obtain as much comparable insurance as possible for an annual premium equal to the Maximum Annual Premium.

(c) Notwithstanding anything contained in this Agreement to the contrary, this Section 7.10 shall survive the consummation of the Mergers indefinitely and shall be binding on New PubCo and all successors and assigns of New PubCo. In the event that New PubCo or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, New PubCo shall ensure that proper provision shall be made so that the successors and assigns of Acquiror shall succeed to the obligations set forth in this Section 7.10.

SECTION 7.11 Filing of Restated Charter. Prior to the First Merger Effective Time and the Suntuity Merger Effective Time, but after the Acquiror Stockholders Approval, New PubCo shall cause the Restated Charter to be duly executed, filed and recorded with the Secretary of State of the State of Delaware in accordance with the DGCL.

SECTION 7.12 Directors. New PubCo shall take all necessary action so that immediately after the Suntuity Merger Effective Time, the board of directors of New PubCo is comprised of seven (7) individuals, including five (5) individuals designated by the Company, (1) individual designated by the Acquiror and (1) individual designated by the lenders under the Bridge Loan.

SECTION 7.13 Stockholder Litigation. In the event that any litigation related to this Agreement, the other Transaction Documents or any or the Transactions contemplated hereby or thereby is brought or, to the Knowledge of Acquiror, threatened in writing, against Acquiror or the Acquiror Board by any of Acquiror stockholders prior to the Closing, Acquiror shall promptly notify the Company of any such litigation and keep the Company reasonably informed with respect to the status thereof. Acquiror shall provide the Company the opportunity to participate in (subject to a customary joint defense agreement), but not control, the defense of any such litigation, and shall give due consideration to the Company’s advice with respect to such litigation.

SECTION 7.14 Audited Financial Statements. The Company shall deliver true and complete copies of (i) the audited balance sheet of the Company and the Company Subsidiaries as of December 31, 2022 and December 31, 2021, and the related audited statements of income and cash flows of the Company and the Company Subsidiaries and statement of changes in equity of the Company and the Company Subsidiaries for such years, each audited in accordance with the auditing standards of the PCAOB, and (ii) any other audited or reviewed financial statements of the Company and the Company Subsidiaries that are required by applicable Law to be included in the Proxy Statement/Prospectus and the Registration Statement (collectively, the “Required Financial Statements”) by July 31, 2023, but in any event not later than August 20, 2023. Upon delivery of such Required Financial Statements, the representations and warranties set forth in Section 3.08 shall be deemed to apply to the Required Financial Statements with the same force and effect as if made as of the date of this Agreement (provided that, in the case of any reviewed financial statements provided pursuant to this Section 7.14, such statements are subject to normal year-end adjustments that were not or are not expected to be material in amount or effect).

SECTION 7.15 Termination of Certain Affiliate Contracts. The Company shall use commercially reasonable efforts to cause each Contract set forth on Section 6.15(a) of the Company Disclosure Schedule to be terminated at or prior to First Merger Effective Time (other than any such Contracts that will expire on their own terms at or prior to First Merger Effective Time).

SECTION 7.16 Extension. If either Party reasonably believes that the Closing will not occur on or before December 29, 2023, Acquiror shall use reasonable best efforts to seek the approval of the Acquiror stockholders to extend the deadline for Acquiror to consummate its initial business combination to a date after December 29, 2023 in accordance with the Acquiror Organizational Documents so as to permit the consummation of the Transactions (the “Extension”). The Company shall be responsible for the costs, fees and expenses related to the Extension to the extent that it does not result in the Company’s failure to maintain the minimum consolidated liquidity required by the Bridge Loan.

SECTION 7.17 OpCo Unit Contribution Agreement. Each of Beard and Sponsor agrees that he or it, as applicable, shall execute and deliver the OpCo Unit Contribution Agreement in accordance with the terms of this Agreement and shall do and perform all such other acts and things as may be reasonably necessary to effect the consummation of the transactions contemplated by the OpCo Unit Contribution Agreement.

SECTION 7.18 IP and IT Matters. Prior to Closing, the Company shall obtain a Termination of Trademark Use Agreement, in the form mutually agreed to by the Parties, executed by any and all Persons using the SUNTUITY trademark or any trademark incorporating “Suntuity” or similar mark to which the Company or its predecessors, employees or founders, including Dan Javan, have at any time prior to Closing given permission or a license, whether or not such permission or license was given in writing. The Termination of Trademark Use Agreement will confirm that any use of the SUNTUITY trademark or any trademark incorporating “Suntuity” or similar mark has ceased.

ARTICLE VIII

CONDITIONS TO THE MERGERS

SECTION 8.01 Conditions to the Obligations of Each Party. The obligations of the Parties to consummate the Transactions are subject to the satisfaction or waiver by Acquiror and the Company of the following conditions:

(a) Acquiror Stockholders Approval. The stockholders of Acquiror, by the requisite approval required under the Acquiror Certificate of Incorporation and the DGCL, shall have approved and adopted the Acquiror Stockholders Approval.

(b) Company Member Approval. The Written Consent shall have been delivered to Acquiror.

(c) No Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law, rule, regulation, judgment, decree, writ, injunction, determination, Order or award which is then in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions.

(d) U.S. Antitrust Approvals and Waiting Periods. All required filings under the HSR Act shall have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Mergers, the OpCo Unit Contribution and the other Transactions under the HSR Act shall have expired or been terminated, and any pre-Closing approvals or clearances reasonably required thereunder shall have been obtained.

(e) Registration Statement Effectiveness. The SEC shall have declared the Registration Statement effective and no stop Order shall be in effect.

(f) Penny Stock. The New PubCo Class A Common Stock shall not constitute “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act.

(g) OpCo Unit Contribution. Each of Beard and Sponsor has executed and delivered the OpCo Unit Contribution Agreement in accordance with the terms of this Agreement, which execution and delivery shall be contingent on the consummation of First Merger Effective Time.

(h) Stock Exchange Listing. The shares of New PubCo Class A Common Stock issuable in connection with the Transactions shall have been approved for listing on the NYSE, or another securities exchange mutually agreed to by the parties, as of the Closing Date, subject only to official notice of issuance.

SECTION 8.02 Conditions to the Obligations of Acquiror, New PubCo, Beard, Sponsor, Merger Sub I and Merger Sub II. The obligations of Acquiror Group, Beard and Sponsor to consummate the Mergers, the OpCo Unit Contribution and the other Transactions are subject to the satisfaction or waiver by Acquiror (where permissible) of the following additional conditions:

(a) Representations and Warranties regarding the Company.

(i) The representations and warranties of the Company contained in Section 3.01 (Organization and Qualification; Subsidiaries), Section 3.02 (Organizational Documents), Section 3.03 (Capitalization), Section 3.04 (Authority Relative to this Agreement), and Section 3.22 (Brokers), (the “Company Specified Representations”), shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the date hereof and the Closing Date, as though made on and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

(ii) The representations and warranties of the Company contained in this Agreement (including Article III and other than the Company Specified Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date hereof and the Closing Date, as though made on and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, has not caused and will not reasonably be expected to cause a Company Material Adverse Effect.

(b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the First Merger Effective Time.

(c) Company Officer Certificate. The Company shall have delivered to Acquiror a certificate, dated the Closing Date, signed by an authorized officer of the Company, certifying as to the satisfaction of the conditions specified in Section 8.02(a) and Section 8.02(b) and Section 8.02(d).

(d) Material Adverse Effect. No Company Material Adverse Effect shall have occurred between the date of this Agreement and the First Merger Effective Time.

SECTION 8.03 Conditions to the Obligations of the Company. The obligations of the Company to consummate the Suntuity Merger and the other Transactions are subject to the satisfaction or waiver (where permissible) by the Company of the following additional conditions:

(a) Representations and Warranties.

(i) The representations and warranties of Acquiror Group contained in Section 5.01 (Corporate Organization), Section 5.02 (Organizational Documents), Section 5.03 (Capitalization), Section 5.04 (Authority Relative to this Agreement), and Section 5.13 (Brokers) (the “Acquiror Specified Representations”) shall be true and correct (without giving effect to any limitation as to “materiality” or “Acquiror Group Material Adverse Effect” or any similar limitation set forth herein) in all material respects as of the date hereof and the Closing Date, as though made on and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

(ii) The representations and warranties of Acquiror Group contained in this Agreement (other than the Acquiror Specified Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Acquiror Group Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date hereof and the Closing Date, as though made on and as of such date (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, has not caused and will not reasonably be expected to cause an Acquiror Group Material Adverse Effect.

(b) Agreements and Covenants. Each member of the Acquiror Group, respectively, shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the First Merger Effective Time.

(c) Officer Certificate. Acquiror Group shall have delivered to the Company a certificate, dated the Closing Date, signed by an authorized officer of Acquiror Group, certifying as to the satisfaction of the conditions specified in Section 8.03(a) and Section 8.03(b).

(d) Director & Officer Resignations. All of the directors, unless otherwise provided herein, and all of the officers of the Acquiror shall have resigned or otherwise been removed as a director or officer, as applicable, as of or prior to the Closing.

(e) Material Adverse Effect. No Acquiror Group Material Adverse Effect shall have occurred between the date of this Agreement and the First Merger Effective Time.

(f) Registration Rights Agreement. New PubCo shall have delivered, or caused to be delivered, to the Company counterpart signatures to the Registration Rights Agreement executed by New PubCo.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

SECTION 9.01 Termination. This Agreement may be terminated and the Mergers, the OpCo Unit Contribution and the other Transactions may be abandoned at any time prior to the First Merger Effective Time, as follows:

(a) by mutual written consent of Acquiror and the Company; or

(b) by either Acquiror or the Company if the First Merger Effective Time shall not have occurred on or before the earlier to occur of the date that is March 31, 2024 and the date that Acquiror is required to dissolve or liquidate pursuant to Acquiror’s Organizational Documents (the “Outside Date”); provided, however, that this Agreement may not be terminated under this Section 9.01(b) by or on behalf of any party that is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein and such breach or violation is the primary cause of the failure of a condition set forth in Article VIII to be satisfied on or prior to the Outside Date; provided, further, that in the event that any Law is enacted after the date hereof extending the applicable waiting period under the HSR Act, the Outside Date shall automatically be extended by the length of any such extension; or

(c) by either Acquiror or the Company if any Governmental Authority in the United States shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction, Order, decree or ruling that has become final and non-appealable and has the effect of making consummation of the Transactions, including the Mergers and the OpCo Unit Contribution, illegal or otherwise preventing or prohibiting consummation of the Transactions, including the Mergers and the OpCo Unit Contribution; or

(d) by either Acquiror or the Company if the Acquiror Stockholders Approval is not adopted and approved by the requisite Acquiror stockholders at the Acquiror Stockholders’ Meeting; or

(e) by Acquiror upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue, in either case such that the conditions set forth in Section 8.02(a) or Section 8.02(b) would not be satisfied (“Terminating Company Breach”); provided, however, that Acquiror has not waived such Terminating Company Breach and Acquiror Group is not then in breach of any representation, warranty, covenant or agreement on the part of Acquiror Group set forth in this Agreement such that the conditions set forth in Section 8.03(a) would not be satisfied; provided, however, that, if such Terminating Company Breach is curable by the Company, Acquiror may not terminate this Agreement under this Section 9.01(e) for so long as the Company continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty (30) days after written notice of such breach is provided by Acquiror to the Company; or

(f) by the Company upon a breach of any representation, warranty, covenant or agreement on the part of Acquiror Group set forth in this Agreement, or if any representation or warranty of Acquiror Group shall have become untrue, in either case such that the conditions set forth in Section 8.03(a) would not be satisfied (“Terminating Acquiror Breach”); provided, that the Company have not waived such Terminating Acquiror Breach and the Company is not then in breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that the conditions set forth in Section 8.02(a) and Section 8.02(b) would not be satisfied; provided, however, that, if such Terminating Acquiror Breach is curable by Acquiror, Merger Sub I, Merger Sub II or New PubCo, the Company may not terminate this Agreement under this Section 9.01(f) for so long as Acquiror, Merger Sub I, Merger Sub II and New PubCo continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty (30) days after written notice of such breach is provided by the Company to Acquiror; or

(g) by the Acquiror if the Required Financial Statements have not been delivered to Acquiror by the Company on or before August 20, 2023; or

(h) by Acquiror if the Member Approval is not adopted and approved and the Company has not delivered the Written Consent within two (2) Business Days after the date on which the Registration Statement is declared effective by the SEC; or

(i) by the Company, if the Acquiror Board or any committee thereof withdraws or adversely modifies its recommendation to its stockholders to be included in the Proxy Statement/Prospectus to vote “FOR” the approval of this Agreement and the consummation of the Transactions.

SECTION 9.02 Effect of Termination. Subject to Section 9.03 and except as set forth in Article X, in the event of the termination of this Agreement pursuant to Section 9.01, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any party hereto, except in the case of termination subsequent to a willful and intentional material breach of this Agreement by a party hereto, as determined by a final non-appealable decision by a court of competent jurisdiction.

SECTION 9.03 Fees and Expenses. Except as otherwise set forth in this Agreement or any Transaction Document, all expenses incurred in connection with this Agreement and the Transactions shall be paid by the Company, whether or not the Transactions are consummated; provided that if the Closing shall occur, New PubCo shall pay or cause to be paid (i) the unpaid expenses of the Company incurred in connection with this Agreement and the Transactions, and (ii) any expenses of the Acquiror Group or its Affiliates incurred in connection with this Agreement and the Transactions; including, for the avoidance of doubt, (a) any Deferred IPO Fees, and (b) any fees, costs and expenses of counsel, accountants or other advisors or service providers, it being understood that any payments to be made (or to cause to be made) by New PubCo under this Section 9.03 shall be paid upon consummation of the Mergers and the OpCo Unit Contribution and release of proceeds from the Trust Account. Notwithstanding anything to the foregoing, the Company shall not be responsible for payment of any expenses of the Acquiror Group or its Affiliates incurred in connection with this Agreement and the Transactions if the Company terminates this Agreement in accordance with Section 9.01(f).

SECTION 9.04 Amendment. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective boards of directors or managers at any time prior to the First Merger Effective Time. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

SECTION 9.05 Waiver. At any time prior to the First Merger Effective Time, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

ARTICLE X

GENERAL PROVISIONS

SECTION 10.01 Non-Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall not survive the Closing, and all of the foregoing shall terminate and expire upon the occurrence of the Suntuity Merger (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Closing (for the avoidance of doubt, including Section 7.09), and then only with respect to any breaches occurring after the Closing, (b) Section 3.25 and 5.18 (No Other Representations or Warranties), and (c) this Article X. Effective as of the Closing, there are no remedies available to the parties hereto with respect to any breach of the representations, warranties, covenants or agreements of the parties to this Agreement, except, with respect to those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Closing, and the remedies that may be available under Section 10.06.

SECTION 10.02 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

if to any member of Acquiror Group:

Beard Energy Transition Acquisition Corp.

95 Madison Avenue, 29th Floor

New York, NY 10022

Attention: Sarah James

Email: sjames@beardacq.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.

1114 Avenue of the Americas, 32nd Floor

New York, NY 10036

Attention: Stancell Haigwood

Email: shaigwood@velaw.com

if to the Company:

Suntuity Renewables LLC

9 Overbrook Road

Piscataway, NJ 08854

Attention: Dan Javan

Email: dan.javan@suntuity.com

with a copy to (which shall not constitute notice):

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attention: Mitchell S. Nussbaum

Email: mnussbaum@loeb.com

SECTION 10.03 Certain Definitions.

(a) For purposes of this Agreement:

“Acquiror Certificate of Incorporation” means the Acquiror Certificate of Incorporation, as amended and restated on November 23, 2021.

“Acquiror Class A Common Stock” means Acquiror’s Class A common stock, par value $0.0001 per share.

“Acquiror Class V Common Stock” means Acquiror’s Class V common stock, par value $0.0001 per share.

“Acquiror Group” means Acquiror, New PubCo, Merger Sub I and Merger Sub II.

“Acquiror Group Material Adverse Effect” means any change, effect, event, occurrence, circumstance, condition, state of facts or development (each a “Change,” and collectively, “Changes”) that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operation of Acquiror Group, taken as a whole; provided, however, that in no event will any of the following be deemed, either alone or in combination, to constitute, or be taken into account in determining whether there has been or will be, an Acquiror Group Material Adverse Effect: any Change attributable to: operating, business, regulatory or other conditions (financial or otherwise) generally affecting the industries in which Acquiror operates; general economic conditions, including changes in the credit, securities, currency, banking, exchange, debt, financial or capital markets (including changes in interest or exchange rates), in each case, in the United States or anywhere else in the world, including any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; the announcement or pendency or consummation of the Transactions (including the identity of the Company or any communication by the Company or its Affiliates regarding the Transactions, including the impact thereof on relationships with customers, suppliers, distributors, partners or employees or others having relationships with Acquiror Group) or the taking of any action required or otherwise expressly contemplated by this Agreement and the other agreements contemplated hereby, including the completion of the Transactions contemplated hereby and thereby, including any action taken at the written request of the Company; provided, that this clause (iii) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the consequences resulting from this Agreement or the consummation of the transactions contemplated hereby; changes in GAAP or other accounting requirements or principles or any changes in applicable Laws or other legal or regulatory conditions; the failure of any member of Acquiror Group to meet or achieve the results set forth in any internal or published budget, plan, projection, prediction or forecast (it being understood, in each case, that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of Acquiror Group Material Adverse Effect may be taken into account); global, national or regional political, financial, economic or business conditions, including hostilities, acts of war, sabotage or terrorism or military actions or any escalation, worsening or diminution of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway; and solely to the extent such Changes first arise on or after the date of this Agreement, hurricanes, earthquakes, floods, tsunamis, tornadoes, mudslides, wild fires or other natural disasters, epidemic, pandemic, disease outbreak (including the COVID-19 virus) and other force majeure events in the United States or any other country or region in the world, which, in each case of any of the foregoing clauses (i), (ii), (iv), (vi), and (vii) to the extent such Change does not disproportionately affect Acquiror Group, taken as a whole, relative to other companies in the industries in which Acquiror Group operates.

“Acquiror Private Warrant” means each Acquiror Warrant held by the Sponsor or its Affiliates.

“Acquiror Unit” means one share of Acquiror Class A Common Stock and one-half of one Acquiror Warrant.

“Acquiror Warrant” means the issued and outstanding warrants to acquire shares of Acquiror Class A Common Stock whether or not redeemable by Acquiror.

“Acquiror Letter Agreement” means that certain Letter Agreement, dated November 23, 2021, entered into by and among Acquiror, Sponsor, Gregory A. Beard, Charles Cherington, Sarah James, and Robert C. Reeves.

“Acquiror Warrant Agreement” means that certain Pubic Warrant Agreement, dated November 23, 2023, entered into by and among the Acquiror and Continental Stock Transfer & Trust Company, as warrant agent, and that certain Private Placement Warrant Agreement, dated November 23, 2023, entered into by and among the Acquiror and Continental Stock Transfer & Trust Company, as warrant agent.

“Affiliate” of a specified Person means a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Anti-Corruption Laws” means (i) the U.S. Foreign Corrupt Practices Act of 1977, (ii) the UK Bribery Act 2010, (iii) anti-bribery legislation promulgated by the European Union and implemented by its member states, (iv) legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and (v) similar legislation applicable to the Company from time to time.

“Bridge Loan” means that certain First Lien Secured Bridge Note Agreement, dated May 18, 2023, entered into by and among the Company, each Person named as a Guarantor on the signature pages thereto, each Person named as an Noteholder on the signature pages thereto and Wilmington Trust, National Association, as collateral agent.

“Business Data” means all business information and data, including aggregated, pseudonymized, or anonymized Personal Information, (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium) that is Processed by any of the Business Systems or otherwise in the course of the conduct of the business of the Company.

“Business Day” means a day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York or the State of Delaware are authorized or required by Law to be closed.

“Business Systems” means all software, computer hardware (whether general or special purpose), electronic data processing, information, record keeping, communications, telecommunications, networks, interfaces, platforms, servers, peripherals and computer systems, including any outsourced systems and processes that are owned or used by or for the Company in the conduct of its business.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company Acquisition Proposal” means any, direct or indirect, acquisition, merger, reorganization, business combination, conversion, liquidation, dissolution or other similar transaction, in one transaction or a series of transactions, involving the Company and all or a material portion of its assets, securities (or instruments convertible into or exercisable or exchangeable for such securities) or businesses (whether by merger, consolidation, recapitalization, purchase or issuance of securities, purchase of assets, tender offer or otherwise), in each case other than the Transactions.

“Company Employee Benefit Plan” means each Employee Benefit Plan in effect and covering one or more current or former employees, directors and/or consultants of the Company or any Company Subsidiary or the beneficiaries or dependents of any such Persons, and is maintained, sponsored, contributed to, or required to be contributed to by the Company or any Company Subsidiary, or under which the Company or any Company Subsidiary has any material liability, whether direct or indirect, actual or contingent.

“Company Interests” means the units of membership interests of the Company.

“Company IP Rights” means, collectively, the Company-Owned Intellectual Property and the Company-Licensed IP.

“Company-Licensed IP” means all Intellectual Property owned by a third party and licensed to the Company or to which the Company otherwise has a right to use, in each case to the extent used or held for use in its business as currently conducted.

“Company LLC Agreement” means the Second Amended and Restated Operating Agreement of Suntuity Renewables LLC, dated as of May 18, 2023.

“Company Material Adverse Effect” means any Change that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, financial condition or results of operation of the Company, taken as a whole; provided, however, that in no event will any of the following be deemed, either alone or in combination, to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: any Change attributable to: operating, business, regulatory or other conditions (financial or otherwise) generally affecting the industries in which the Company operates; general economic conditions, including changes in the credit, securities, currency, banking, exchange, debt, financial or capital markets (including changes in interest or exchange rates), in each case, in the United States or anywhere else in the world, including any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; the announcement or pendency or consummation of the Transactions (including the identity of Acquiror, New PubCo, Merger Sub I, Merger Sub II, OpCo or any communication by Acquiror, New PubCo, Merger Sub I, Merger Sub II, OpCo or any of their respective Affiliates regarding its plans or intentions with respect to the business of the

Company, and in each case, including the impact thereof on relationships with customers, suppliers, distributors, partners or employees or others having relationships with the Company) or the taking of any action required or otherwise expressly contemplated by this Agreement and the other agreements contemplated hereby, including the completion of the Transactions contemplated hereby and thereby, including any action taken at the written request of Acquiror; provided, that this clause (iii) shall not apply to any representation or warranty to the extent the purpose of such representation or warranty is to address the consequences resulting from this Agreement or the consummation of the Transactions contemplated hereby; changes in GAAP or other accounting requirements or principles or any changes in applicable Laws or other legal or regulatory conditions; the failure of the Company to meet or achieve the results set forth in any internal or published budget, plan, projection, prediction or forecast (it being understood, in each case, that the facts or occurrences giving rise or contributing to such failure that are not otherwise excluded from the definition of Company Material Adverse Effect may be taken into account); global, national or regional political, financial, economic or business conditions, including hostilities, acts of war, sabotage or terrorism or military actions or any escalation, worsening or diminution of any such hostilities, acts of war, sabotage or terrorism or military actions existing or underway; and solely to the extent such Changes first arise on or after the date of this Agreement, hurricanes, earthquakes, floods, tsunamis, tornadoes, mudslides, wild fires or other natural disasters, epidemic, pandemic, disease outbreak (including the COVID-19 virus) and other force majeure events in the United States or any other country or region in the world, which, in each case of any of the foregoing clauses (i), (ii), (iv), (vi), and (vii) to the extent such Change does not disproportionately affect the Company, taken as a whole, relative to other companies in the industries in which the Company operates.

“Company-Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company, in each case to the extent used or held for use in its business as currently conducted.

“Company Operating Agreement” means that certain Operating Agreement of the Company, dated effective as of January 1, 2023, as amended, restated, supplemented or otherwise modified.

“Company Restricted Unit Award” means an award representing the contingent right to receive a percentage of the limited liability company membership interests of the Company.

“Company Subsidiary” means each Subsidiary of the Company including, for the avoidance of doubt, (a) Suntuity Sourcing LLC, (b) Suntuity Electric LLC, (c) Suntuity Solar Limited Liability Company, (d) Suntuity University LLC, (e) Suntuity Home LLC, (f) Suntuity Holdings I, LLC, (g) Suntuity Internal Holdings, LLC, and (h) Suntuity Energy Capital, LLC.

“Company Transaction Expenses” means all fees, costs and expenses incurred by or on behalf of the Company in connection with this Agreement and the Transactions.

“Company Warrant” means each warrant of the Company issued and outstanding as of the date hereof that entitles the holder of such warrant to purchase from the Company a number of duly authorized, validly issued, fully paid and nonassessable capital units of the Company, free and clear of all Liens.

“Contingent Workers” means independent contractors, consultants, temporary employees, leased employees or other individuals engaged or used with respect to the operation of the business of the Company or any Company Subsidiary who are classified as other than employees or compensated other than through wages paid by the Company or any Company Subsidiary through payroll and reported on a form W-2.

“Contract” means any legally binding agreement, contract, arrangement, lease, loan agreement, security agreement, license, indenture or other similar instrument or obligation to which the party in question is a party, other than any Company Employee Benefit Plan that is not an employment contract.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Deferred IPO Fees” means any fees, commissions, costs, expenses, concessions and other amounts payable to any party, including, without limitation, brokers, underwriters, advisors (accounting, financial, legal and otherwise) and any consultants, in connection with Acquiror’s initial public offering of Acquiror Class A Common Stock that closed on November 29, 2021.

“Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA) and all other retirement, employment, consulting, compensation, incentive, deferred compensation, executive compensation, bonus plan or practice, equity purchase, equity option, restricted equity, equity appreciation right, phantom equity, or other equity-based compensation plan, change in control, employee loan, severance or termination pay, vacation, paid time off, holiday, hospitalization, medical, life or other health, welfare, or other insurance, supplemental unemployment benefits, profit sharing, or pension plan, fringe-benefit agreement, and each other employee benefit plan, policy, program, commitment, agreement or arrangement, whether or not reduced to writing and whether formal or informal.

“Environmental Laws” means all Laws enacted and in effect on or prior to the Closing Date concerning pollution or protection of the environment, natural resources, the exposure of any Person to Hazardous Substances, or worker health and safety, including all those Laws relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, control, or cleanup of any hazardous materials, pollutants, contaminants, substances or solid or hazardous wastes (as such terms may be defined under applicable Environmental Laws).

“Equity Interest” means any capital stock of, or other ownership, membership, partnership, voting, joint venture, equity interest, preemptive right, stock appreciation, phantom stock, profit participation or similar rights in, such Person or any indebtedness, securities, options, warrants, call, subscription or other rights or entitlements of, or granted by, such Person or any of its Affiliates that are convertible into, or are exercisable or exchangeable for, or give any Person any right or entitlement to acquire any such capital stock or other ownership, partnership, voting, joint venture, equity interest, preemptive right, stock appreciation, phantom stock, profit participation or similar rights, in all cases, whether vested or provisionally vested, of such Person or any of its Affiliates or any similar security or right that is derivative or provides any economic benefit based, directly or indirectly, on the value or price of any such capital stock or other ownership, partnership, voting, joint venture, equity interest, preemptive right, stock appreciation, phantom stock, profit participation or similar rights, in all cases, whether vested or provisionally vested.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any Person that together with the Company is deemed to be a “single employer” for purposes of Section 4001(b)(i) of ERISA or part of the same “controlled group” as the Company for purposes of Section 302(d)(3) of ERISA and/or Section 414 of the Code.

“Ex-Im Laws” means all applicable Laws relating to export, re-export, transfer, and import controls, including the U.S. Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as they may be amended from time to time.

“Hazardous Substances” means any chemicals, materials, wastes, or substances that are defined, regulated, determined, or identified as toxic or hazardous or as a pollutant or contaminant (or words of similar intent or meaning) under any Environmental Laws, including, but not limited to, petroleum, petroleum by-products, asbestos or asbestos-containing material, polychlorinated biphenyls, per- or poly-fluoroalkyl substances, radon, radioactive materials, mold, or urea formaldehyde foam.

“Intellectual Property” means (a) patents and patent applications, together with all reissues, continuations, continuations-in-part, divisionals, revisions, extensions or reexaminations thereof, and inventions and all improvements thereto (whether or not patentable or reduced to practice) (b) trademarks and service marks, trade dress, trade names, internet domain names and other source identifiers together all applications, registrations and renewals in connection therewith, together with all of the goodwill associated with the foregoing, (c) copyrights and other works of authorship (whether or not copyrightable), moral rights, and registrations and applications for registration thereof, (d) software, (e) trade secrets (including know how, formulas, compositions, inventions (whether or not patentable or reduced to practice)), and customer and supplier lists, improvements, protocols, processes, methods and techniques, research and development information, industry analyses, algorithms, architectures, layouts, drawings, specifications, designs, plans, methodologies, proposals, industrial models, technical data, financial and accounting and all other data, databases and database rights, pricing and cost information, business and marketing plans and proposals, and customer and supplier lists (including lists of prospects and related information, in each case, to the extent constituting a trade secret under applicable law); and (f) all other intellectual property, industrial property, or proprietary rights of any kind or description throughout the world.

“Key Company Member” means TJFT STY Holdings, LLC.

“Knowledge” or “to the Knowledge” of a Person means in the case of the Company, the actual knowledge of Dan Javan, Kam Mofid, Alexandra Gerritsen and Anthony DiPaolo after reasonable inquiry, and in the case of Acquiror, the actual knowledge of Gregory A. Beard and Sarah James after reasonable inquiry.

“Liens” means any mortgage, lien, hypothecation, pledge, charge, encumbrance or any other security interest of third parties or any agreement to create any of the foregoing.

“Look-Back Date” means December 31, 2020.

“Member Approval” means the approval and adoption of the Suntuity Merger, this Agreement and the Transactions by the requisite affirmative vote or written consent of the members of the Company in accordance with the RULLCA and the Organizational Documents.

“Mergers” means the First Merger and the Suntuity Merger.

“Minority Investment Entity” means any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which the Company directly or indirectly owns or controls Equity Interests or other securities and which is not a Company Subsidiary, and including, for the avoidance of doubt, Solar Quote, Inc. and Bluedot Energies Inc.

“New PubCo Class A Common Stock” means New PubCo’s Class A common stock, par value $0.0001 per share.

“New PubCo Class V Common Stock” means New PubCo’s Class V common stock, par value $0.0001 per share.

“New PubCo Unit” means one share of New PubCo Class A Common Stock and on half of one New PubCo Warrant.

“New PubCo Warrant” means the issued and outstanding warrants to acquire shares of New PubCo Class A Common Stock whether or not redeemable by New PubCo.

“NYSE” means the New York Stock Exchange.

“OpCo LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Beard Energy Transition Acquisition Holdings LLC, dated as of November 23, 2021.

“Order” means any writ, judgment, injunction, determination, consent, order, decree, stipulation, award or executive order of or by any Governmental Authority.

“Organizational Documents” means: (i) in the case of a Person that is a corporation or a company, its articles or certificate of incorporation and its bylaws, memorandum of association, articles of association, regulations or similar governing instruments required by the laws of its jurisdiction of formation or organization; (ii) in the case of a Person that is a partnership, its articles or certificate of partnership, formation or association, and its partnership agreement (in each case, limited, limited liability, general or otherwise); (iii) in the case of a Person that is a limited liability company, its articles or certificate of formation or organization, and its limited liability company agreement or operating agreement; and (iv) in the case of a Person that is none of a corporation, partnership (limited, limited liability, general or otherwise), limited liability company or natural Person, its governing instruments as required or contemplated by the laws of its jurisdiction of organization.

“PCAOB” means the Public Company Accounting Oversight Board.

“PCI DSS” means the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council.

“Permit” means any franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and Orders of any Governmental Authority.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’, builders’, construction and other Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith, (b) Liens for Taxes, assessments, utilities or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been made in accordance with GAAP, (c) encumbrances and restrictions on real property (including easements, covenants, conditions, rights of way, servitudes, restrictive covenants, reciprocal agreements, cost-sharing agreements and similar restrictions affecting title to the real property and other title defects) that do not materially interfere with the Company’s present uses or occupancy of such real property, (d) Liens granted to any lender at the Closing in connection with any financing by Acquiror, New PubCo, Merger Sub I, Merger Sub II, or OpCo of the Transactions, (e) zoning, building codes and other land use laws, bylaws, regulations and ordinances regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property and which are not violated by the current use or occupancy of such real property, (f) any right, interest, Lien or title of a lessor or sublessor under any lease or other similar agreement or in the property being leased, (g) development agreements, subdivision agreements, site plan control agreements, servicing agreements and other similar agreements with any Governmental Authority or utility company affecting the development, servicing use or operation of any real property and any Liens in respect of security given to any Governmental Authority or utility company in connection therewith, (h) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business and (i) purchase money Liens and Liens securing rental payments under operating or capital lease arrangements for amounts not yet due or payable.

“Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Personal Information” means (a) any information which on its own or in combination with any other piece of information allows, direct or indirectly, the identification of a natural person or household, including a natural person’s name, street address, telephone number, e-mail address, photograph, IP address, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number, biometric identifiers or any other piece of information that allows the identification of or contact with a natural person or household, (b) any information that is governed, regulated or protected by one or more Privacy Laws or (c) any information that is covered by PCI DSS.

“Pre-Closing SPAC Holder” means each holder of Equity Interests in Acquiror immediately prior to the First Merger Effective Time.

“Pre-Closing Tax Period” means any Tax period or portion thereof ending on or prior to the Closing Date.

“Privacy Laws” means all Laws governing the Processing or security of Personal Information, including, to the extent applicable, the following Laws: the Fair Credit Reporting Act, the Federal Trade Commission Act, the CAN-SPAM Act, Canada’s Anti-Spam Legislation, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, Children’s Online Privacy Protection Act, California Consumer Privacy Act, California Senate Bill No. 327 (Security of Connected Devices), state privacy and data security Laws, state data breach notification Laws, applicable Laws relating to the transfer of Personal Information, and any applicable Laws concerning requirements for website and mobile application privacy policies and practices, call or electronic monitoring or recording or any outbound communications (including outbound calling and text messaging, telemarketing, and e-mail marketing).

“Process,” “Processed” or “Processing” means, with respect to data, the use, access, collection, storage, recording, organization, adaption, alteration, transfer, retrieval, consultation, disclosure, sharing, destruction, dissemination, combination or other processing of such data.

“Products” mean any products or services that are developed by, offered for sale, distributed, or otherwise provided by the Company to purchasers, whether directly or through multiple tiers of distribution, including proprietary software.

“Redeeming Stockholder” means each Acquiror stockholder who validly elects to exercise, and does not withdraw, its Redemption Rights in connection with the Acquiror Stockholder Meeting.

“Redemption Rights” means the redemption rights provided for in Section 9.2 of the Acquiror Certificate of Incorporation.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers, and other closed receptacles).

“Sanctioned Person” means at any time any Person (a) listed on any Sanctions-related list of designated or blocked Persons, (b) the government of, resident in, or organized under the laws of a country or territory that is the subject of comprehensive restrictive Sanctions from time to time (which includes, as of the date of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria), or (c) majority-owned or controlled by any of the foregoing.

“Sanctions” means those trade, economic and financial sanctions Laws, regulations, embargoes, and restrictive measures administered or enforced by (i) the United States (including without limitation the U.S. Treasury Office of Foreign Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations, (iv) His Majesty’s Treasury, or (v) any other similar Governmental Authority with jurisdiction over the Company from time to time.

“Subsidiary” means, with respect to a Person, any corporation or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which such Person directly or indirectly owns or controls a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors, executive committee or others performing similar functions with respect to such corporation or other organization or any organization of which such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

“Suntuity Consideration Shares” means 19,000,000 shares of New PubCo Class A Common Stock.

“Tax” or “Taxes” means any U.S. federal, state or local or non-U.S. income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, severance, stamp, occupation, premium, windfall profit, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, unclaimed property or escheat obligation, or other charge in the nature of a Tax imposed by any Governmental Authority, including any interest, penalties or additions to tax in respect of the foregoing, and any liability for the payment of any of the foregoing as a result of being a member of an affiliated, combined, consolidated, unitary or similar group, the operation of applicable Law, or any express or implied obligation to indemnify any other Person.

“Tax Returns” means any return, report, information return or other document (including schedules or any related or supporting information) filed or required to be filed with any Governmental Authority or other authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws or administrative requirements relating to any Tax.

“Transaction Documents” means this Agreement, including all schedules and exhibits hereto, the Company Disclosure Schedule, the Sponsor Agreement, the Support Agreement, the Registration Rights Agreement, the OpCo Unit Contribution Agreement, the Restated Charter, the Restated Bylaws, and all other agreements, certificates and instruments executed and delivered by the Acquiror Group or the Company in connection with the Transaction.

“Transactions” means the transactions contemplated by this Agreement and the Transaction Documents, including the Mergers and the OpCo Unit Contribution.

“Treasury Regulations” means the United States Treasury regulations issued pursuant to the Code.

“Virtual Data Room” means the virtual data room established by the Company, access to which was given to Acquiror in connection with its due diligence investigation of the Company relating to the Transactions contemplated hereby.

(b)	The following terms have the meaning set forth in the Sections below:

Defined Term	Location of Definition
Acquiror	Preamble
Acquiror Board	Recitals
Acquiror Board Recommendation	Recitals
Acquiror Preferred Stock	§ 5.03(a)
Acquiror SEC Reports	§ 5.07(a)
Acquiror Specified Representations	§ 8.03(a)(i)
Acquiror Stockholders Approval	§ 7.02(a)
Acquiror Stockholders’ Meeting	§ 7.01(a)
Action	§ 3.09
Adjournment Date	§ 7.02(a)
Agreement	Preamble
Antitrust Laws	§ 7.06(b)
Audited Financial Statements	§ 3.07(a)
Beard	Preamble
Blue Sky Laws	§ 3.05(b)
Capital Providers	§ 3.18
Certificate of Merger	§ 1.02(a)
Claims	§ 6.04
Closing	§ 1.05
Closing Date	§ 1.05
Company	Preamble
Company Board Recommendation	Recitals
Company Disclosure Schedule	Article III
Company Permits	§ 3.06
Company Proprietary Information	§ 3.13(d)
Company Specified Representations	§ 8.02(a)(i)
Confidentiality Agreement	§ 7.03(b)
Data Privacy and Security Requirements	§ 3.21(a)
DGCL	Recitals
DLLCA	Recitals
Enforceability Exceptions	§ 3.04
Exchange Agent	§ 2.07(a)
Exchange Fund	§ 2.07(a)
First Merger	Recitals
First Merger Effective Time	§ 1.02(a)
First Surviving Company	Recitals
GAAP	§ 3.07(a)
Governmental Authority	§ 3.05(b)
HSR Act	§ 3.05(b)
Intended Tax Treatment	Recitals

Defined Term	Location of Definition
Interested Party Transactions	§ 3.20
IRS	§ 3.10(b)
Law	§ 3.05(a)
Lease Documents	§ 3.12(b)
Leased Real Property	§ 3.12(b)
Lock-Up Agreement or Agreements	Recitals
Malicious Code	§ 3.13(e)
Material Channel Partners	§ 3.18
Management Committee	Recitals
Material Contracts	§ 3.16(a)
Material Vendors	§ 3.18
Maximum Annual Premium	§ 7.10(b)
Merger Sub I	Preamble
Merger Sub I Bylaws	§ 1.06(a)
Merger Sub I Charter	§ 1.06(a)
Merger Sub I Common Stock	§ 5.03(b)
Merger Sub II	Preamble
Merger Sub II Interests	§ 5.03(c)
Minority Interests	§ 3.03(d)
New PubCo	Preamble
Non-Party Affiliates	§ 10.10
OpCo	Recitals
OpCo Class A Units	Recitals
OpCo Class B Units	Recitals
OpCo Unit Contribution	Recitals
OpCo Unit Contribution Agreement	Recitals
Outside Date	§ 9.01(b)
Outstanding Acquiror Shares	§ 5.03(a)
Outstanding Acquiror Warrants	§ 5.03(a)
Outstanding Merger Sub I Common Stock	§ 5.03(b)
Outstanding Merger Sub II Interests	§ 5.03(c)
Outstanding New PubCo Shares	§ 5.03(d)
Party or Parties	Preamble
Proxy Statement/Prospectus	§ 7.01(a)
Registration Rights Agreement	Recitals
Registration Statement	§ 7.01(a)
Representatives	§ 7.03(a)
Rent Roll	§ 3.12(c)
Required Financial Statements	§ 7.14
Restated Bylaws	§ 1.06(c)
Restated Charter	§ 1.06(c)
RULLCA	Recitals
SEC	§ 5.07(a)
Securities Act	§ 3.05(b)
Sponsor	Preamble

Defined Term	Location of Definition
Sponsor Agreement	Recitals
Subsidiary Interests	§ 3.03(d)
Suntuity	Recitals
Suntuity Delaware Certificate of Merger	§ 1.02(c)
Suntuity New Jersey Certificate of Merger	§ 1.02(c)
Suntuity Merger	Recitals
Suntuity Merger Effective Time	§ 1.02(b)
Support Agreement	Recitals
Terminating Acquiror Breach	§ 9.01(f)
Terminating Company Breach	§ 9.01(e)
Trust Account	§ 5.14
Trust Agreement	§ 5.14
Trust Fund	§ 5.14
Trustee	§ 5.14
Written Consent	§ 7.02(d)

SECTION 10.04 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

SECTION 10.05 Entire Agreement; Assignment. This Agreement and the other Transaction Documents constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise); provided, however, that the Company may assign its rights (in whole or in part) under this Agreement to any lender or financing source, but in no event shall any such assignment release the Company from any of its obligations under this Agreement.

SECTION 10.06 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the parties’ obligation to consummate the Transactions) in the Delaware Chancery Court or, if that court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

SECTION 10.07 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and except for the indemnification provisions contained herein, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

SECTION 10.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court, or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware, provided that such other provisions of this Agreement expressly required by the terms of this Agreement to be governed by the DLLCA, shall be governed by the DLLCA. The parties hereto hereby (a) submit to the exclusive jurisdiction of the Delaware Chancery Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

SECTION 10.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.09.

SECTION 10.10 Non-Recourse. All claims or causes of action (whether in contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement or any Transaction Document, or the negotiation, execution or performance of this Agreement or any Transaction Document (including any representation or warranty made in connection with this Agreement or any Transaction Document or as an inducement to enter into this Agreement or any Transaction Document), may be made only against the Persons that are expressly identified as parties hereto or thereto. No Person who is not named as a party to this Agreement or any such Transaction Document, including any director, officer, employee, incorporator, member, partner stockholder, Affiliate, agent, attorney, or representative of any named party to this Agreement or any such Transaction Document (“Non-Party Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity; by or through a proceeding; or based upon attempted piercing of the corporate veil or any theory that seeks to impose liability of an entity party against its owners or Affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or any Transaction Document or for any claim based on, in respect of, or by reason of this Agreement or any Transaction Document or its negotiation or execution; and each party hereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates.

SECTION 10.11 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

SECTION 10.12 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 10.13 Construction. In this Agreement:

(a) References to particular sections and subsections, schedules, and exhibits not otherwise specified are cross-references to sections and subsections, schedules, and exhibits of this Agreement.

(b) The words “herein,” “hereof,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement, and, unless the context requires otherwise, “party” means a party signatory hereto.

(c) Any use of the singular or plural, or the masculine, feminine, or neuter gender, includes the others, unless the context otherwise requires; “including” means “including without limitation;” “or” means “and/or;” “any” means “any one, more than one, or all.”

(d) Unless otherwise specified, any reference to a statute or other law includes any rule, regulation, ordinance, or the like promulgated thereunder, in each case, as amended, restated, supplemented, or otherwise modified from time to time. Any reference to a numbered schedule means the same-numbered section of the Company Disclosure Schedule. Any reference in a schedule contained in the Company Disclosure Schedule shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the applicable representations and warranties (or applicable covenants) that are contained in the section or subsection of this Agreement that corresponds to such schedule and any other representations and warranties (or applicable covenants) contained in this Agreement to which the relevance of such item thereto is reasonably apparent on its face. The mere inclusion of an item in a schedule as an exception to (or, as applicable, a disclosure for purposes of) a representation or warranty (or applicable covenants) shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item would have a Company Material Adverse Effect or establish any standard of materiality to define further the meaning of such terms for purposes of this Agreement.

(e) If any action is required to be taken or notice is required to be given within a specified number of days following a specific date or event, the day of such date or event is not counted in determining the last day for such action or notice. If any action is required to be taken or notice is required to be given on or before a particular day which is not a Business Day, such action or notice shall be considered timely if it is taken or given on or before the next Business Day.

(f) Captions are not a part of this Agreement, but are included for convenience, only.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Solely for purposes of Section 7.17 and Article X,

BEARD ENERGY TRANSITION ACQUISITION SPONSOR LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Solely for purposes of Section 7.17 and Article X,

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard

Signature Page to Business Combination Agreement

SUNTUITY INC.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

BEARD MERGER SUB I CORP.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

BEARD MERGER SUB II LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Signature Page to Business Combination Agreement

SUNTUITY RENEWABLES LLC

By:	/s/ Shadaan Javan
Name:	Shadaan Javan
Title:	Chief Executive Officer

Signature Page to Business Combination Agreement

Exhibit A

OpCo Unit Contribution Agreement

[see attached]

Final Form

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”), dated as of May 18, 2023 (the “Effective Date”), is entered into by and between Suntuity Inc., a Delaware corporation (“New PubCo”), Beard Energy Transition Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Gregory A. Beard, an individual residing in New York (“Beard”, and together with New PubCo and Sponsor, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

Recitals

WHEREAS, Beard Energy Transition Acquisition Holdings LLC, New PubCo, Suntuity Renewables, LLC, a New Jersey limited liability company, Beard Merger Sub I Corp., a Delaware corporation, Beard Merger Sub II LLC, a Delaware limited liability company, and, for limited purposes set forth therein, Sponsor and Beard, have entered into that certain Business Combination Agreement, dated as of May 18, 2023 (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”) pursuant to which the parties thereto will consummate the Transactions on or about the date hereof on the terms and subject to the conditions set forth therein;

WHEREAS, Beard Energy Transition Acquisition Holdings LLC (“OpCo”) is a Delaware limited liability company whose limited liability company membership interests consist of Class A Units, Class B Units and Company Warrants, each as defined in the Second Amended and Restated Limited Liability Company Agreement of Beard Energy Transition Acquisition Holdings LLC, dated as of November 23, 2021 (the “OpCo LLC Agreement”);

WHEREAS, immediately prior to the consummation of the transactions contemplated by this Agreement, on the Effective Date, Beard owns 1,250 Class A Units of OpCo (the “OpCo Class A Units”) and Sponsor owns [___]1 Class B Units of OpCo (the “OpCo Class B Units”, and together with the OpCo Class A Units, the “Contributed Units”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the Closing of the Business Combination Agreement, pursuant to which, contingent on the occurrence of the First Merger each of Beard and Sponsor shall contribute to New PubCo, free and clear of all liens (other than those that may be imposed by federal or state securities laws), one hundred percent (100%) of his or its respective Contributed Units (“the Contribution”) in exchange for an equal number of shares of New PubCo Class A Common Stock. In connection with the transactions contemplated hereunder, New PubCo shall cancel all issued and outstanding New PubCo Class V Common Stock.

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Contribution/Issuance. Subject to the terms and conditions of this Agreement and the Transaction Documents and contingent on the occurrence of the First Merger, immediately after the First Merger Effective Time, (i) Beard hereby contributes, grants, conveys, assigns, transfers and delivers to New PubCo one hundred (100%) of his OpCo Class A Units, (ii) Sponsor hereby contributes, grants, conveys, assigns, transfers and delivers to New PubCo one hundred (100%) of its OpCo Class B Units, and (iii) in

[1]	Note to Draft: To be determined after the forfeiture of any founder shares at closing.

exchange for the aforementioned contributions in clauses (i) and (ii), New PubCo hereby (A) issues to Beard 1,250 shares of New PubCo Class A Common Stock and (B) issues to Sponsor [___] shares of New PubCo Class A Common Stock. Effective concurrently with the foregoing contributions, New PubCo hereby cancels automatically and without any consideration all issued and outstanding shares of New PubCo Class V Common Stock. Effective as of the Contribution, each of Beard and Sponsor hereby withdraws from OpCo as a member thereof and hereby ceases to have or exercise any right, power or obligation in its capacity as a member of OpCo.

2. Effect of Contribution. Effective immediately upon the consummation of the transactions contemplated by Section 1, (i) New PubCo shall own the Contributed Units and shall have beneficial and legal title to the Contributed Units and (ii) New PubCo shall become a member of OpCo. Subject to the terms and conditions of this Agreement, following the Effective Date, New PubCo hereby accepts, assumes and agrees to pay, discharge and perform (or cause to be paid, discharged and performed) when due all liabilities related to the Contributed Units arising following the Effective Date, whether known or unknown, disclosed or undisclosed, matured or unmatured, contingent or otherwise (collectively, the “Assumed Liabilities”). For the avoidance of doubt, New PubCo does not assume or have any liability whatsoever with respect to any liabilities retained by Beard or Sponsor or any other obligation or liability other than the Assumed Liabilities, whether known or unknown, disclosed or undisclosed, matured or unmatured, contingent or otherwise.

3. Further Assurances. From time to time following the consummation of the transactions contemplated by Section 1, at the request of any Party and without further consideration, the other applicable Parties shall execute and deliver to such requesting Party such instruments and documents and take such other action (but without incurring any material financial obligation) as such requesting Party may reasonably request to consummate more fully and effectively the transactions contemplated hereby.

4. Representations and Warranties of Beard and Sponsor. Sponsor and Beard hereby severally but not jointly represents and warrants to New PubCo as of the Effective Date (solely with respect to itself or himself and not with respect to any other Party) as follows:

(a) Organization; Good Standing. Sponsor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authority. Beard represents that he has the requisite capacity to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. The Sponsor has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each of Beard and Sponsor of this Agreement has been duly and validly authorized by all necessary action on the part of Beard and Sponsor. This Agreement has been duly and validly executed by each of Beard and Sponsor and (assuming due authorization, execution and delivery by the New PubCo) constitutes the legal, valid and binding obligation of each of Beard and Sponsor, enforceable against each of Beard and Sponsor in accordance with the terms and conditions hereof, subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally.

(c) No Conflicts; Consents and Approvals. The consummation by each of Beard and Sponsor of the transactions contemplated by this Agreement will not (i) violate or conflict with any provision of any organizational documents of Sponsor or (ii) violate or result in a violation of any law to which Beard or Sponsor is subject. No consent of, with or to any governmental authority is required to be obtained or made by Beard or Sponsor in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(d) Ownership of the Contributed Units. Each of Beard and Sponsor owns its respective portion of the Contributed Units beneficially and of record, free and clear of all liens, claims and encumbrances, other than those arising from restrictions on the sale of securities under applicable securities laws. Except for this Agreement and the Transaction Documents (for the avoidance of doubt including the Side Letter Agreement entered into by and among the parties to the Business Combination Agreement and dated as of May 18, 2023), neither of Beard and Sponsor is a party to any written or verbal agreement obligating them to sell, transfer or otherwise dispose of any of the Contributed Units, or any voting trust, proxy or other agreement or understanding, as applicable, with respect to any of the Contributed Units.

(e) Litigation; Orders. There are no (i) actions, claims, suits or proceedings by or before any governmental authority pending or threatened in writing against Beard or Sponsor or (ii) outstanding orders, writs, judgments, injunctions, stipulations, settlement agreements, determinations, awards or decrees to which Beard or Sponsor is a party or is otherwise bound, in each case, except as would not reasonably be expected, individually or in the aggregate, to prevent, materially impede or materially delay Beard’s or Sponsor’s ability to consummate the transactions contemplated by this Agreement.

(f) Broker’s Commission. Neither Beard nor Sponsor has, directly or indirectly, entered into any written or verbal agreement with any person or entity that would obligate Beard or Sponsor to pay any commission, brokerage fee or “finder’s fee” in connection with the transactions contemplated by this Agreement.

(g) Private Offering of Units. Each of Beard and Sponsor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Each of Beard and Sponsor is fully aware that the offering and sale of securities in New PubCo, including the New PubCo Class A Common Stock, to Beard and Sponsor has not been and will not be registered under the Securities Act, or any other applicable securities laws of any national, provincial, state or local jurisdictions (whether U.S. or non-U.S.). At no time were either of Beard and Sponsor presented with, or solicited by, any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of general advertising or general solicitation with respect to the offering of the securities by New PubCo. Each of Beard and Sponsor is acquiring the New PubCo securities for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling such securities (in whole or in part).

5. Representations and Warranties of New PubCo. New PubCo hereby represents and warrants to Beard and Sponsor as of the Effective Date as follows:

(a) Organization; Good Standing. New PubCo is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authority. New PubCo has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by New PubCo of this Agreement has been duly and validly authorized by all necessary corporate action on the part of New PubCo. This Agreement has been dul

y and validly executed by New PubCo and (assuming due authorization, execution and delivery by Beard and Sponsor) constitutes the legal, valid and binding obligation of New PubCo, enforceable against New PubCo in accordance with the terms and conditions hereof, subject to any bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors generally.

(c) No Conflicts; Consents and Approvals. The consummation by New PubCo of the transactions contemplated by this Agreement will not (i) violate or conflict with any provision of any organizational documents of New PubCo or (ii) violate or result in a violation of any law to which New PubCo is subject. No consent of, with or to any governmental authority is required to be obtained or made by New PubCo in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for those that have been obtained or made.

(d) Litigation; Orders. There are no (i) actions, claims, suits or proceedings by or before any governmental authority pending or threatened in writing against New PubCo or (ii) outstanding orders, writs, judgments, injunctions, stipulations, settlement agreements, determinations, awards or decrees to which New PubCo is a party or is otherwise bound, in each case, except as would not reasonably be expected, individually or in the aggregate, to prevent, materially impede or materially delay New PubCo’s ability to consummate the transactions contemplated by this Agreement.

(e) Broker’s Commission. New PubCo has not, directly or indirectly, entered into any written or verbal agreement with any person or entity that would obligate New PubCo to pay any commission, brokerage fee or “finder’s fee” in connection with the transactions contemplated by this Agreement.

(f) Capitalization. New PubCo Class A Common Stock that are issued and outstanding have been duly authorized, validly issued, fully paid and are non-assessable and are not subject to preemptive rights, and are held by New PubCo free and clear of all Liens, other than transfer restrictions under applicable securities laws and New PubCo’s Organizational Documents.

6. Tax Matters.

(a) Each of the Parties shall be entitled to deduct and withhold from the consideration (including shares, units, warrants, options or other property) otherwise payable, issuable or transferrable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment, issuance or transfer under the Code or any other provision of U.S. federal, state or local or non-U.S. Law. To the extent any amounts are so deducted or withheld and remitted to the applicable Governmental Authority, such amounts so deducted or withheld and remitted shall be treated for all purposes of this Agreement as having been paid, issued or transferred to the person in respect of which such deduction or withholding was made. To the extent any Party hereto becomes aware of any obligation to deduct or withhold from amounts otherwise payable, issuable or transferable pursuant to this Agreement, such Party shall notify the other Parties hereto as soon as reasonably practicable, and the Parties hereto shall reasonably cooperate to obtain any certificates or other documentation required in respect of such deduction or withholding obligation and to reduce or eliminate any applicable deduction or withholding. Each of Beard and Sponsor shall deliver to New PubCo at or prior to the Closing a correct, complete and properly executed Internal Revenue Service Form W-9 or other applicable documentation, including in accordance with Section 9.2(b) of the OpCo LLC Agreement, establishing an exemption from withholding.

(b) The Parties intend for U.S. federal and applicable state income tax purposes that the Contribution, taken together with certain other transactions pursuant to (and as further described in) the Business Combination Agreement, be treated as a transaction described in Section 351(a) of the Code (the “Intended Tax Treatment”). Each of the Parties (i) shall use its reasonable best efforts to cause the Contribution to qualify for the Intended Tax Treatment and (b) shall not (and shall not permit or cause any of their Affiliates, Subsidiaries or Representatives to) take or fail to take any action, or become obligated to take or fail to take any action, which action or failure could reasonably be expected to materially prevent or impede the Contribution from qualifying for the Intended Tax Treatment. Without limiting the foregoing, each Party shall report and file all relevant Tax Returns consistent with, and take no position inconsistent with, the Intended Tax Treatment (whether in audits, Tax Returns or otherwise), unless required to do so pursuant to applicable Law (e.g., a “determination” within the meaning of Section 1313(a) of the Code).

(c) New PubCo shall prepare, or cause to be prepared, at the sole cost of Beard and Sponsor, each income Tax Return for a tax period ending on or before or including the Effective Date that is required to be filed after the Effective Date (each such tax return, a “Pre-Closing Tax Return”) with respect to OpCo in a manner consistent with the OpCo LLC Agreement, except to the extent otherwise required by applicable Law, this Agreement or any Transaction Document. Not later than thirty days prior to the due date (including extensions) for filing any Pre-Closing Tax Returns, New PubCo shall deliver a draft of each such Pre-Closing Tax Return, together with all supporting documentation and workpapers, to Beard and Sponsor for their review and reasonable comment. New PubCo shall consider and incorporate any reasonable comments timely received in good faith. New PubCo shall cause each Pre-Closing Tax Return to be timely filed and will provide a copy thereof to each of Beard and Sponsor. New PubCo shall not, and shall cause its Subsidiaries to not, file or amend any Pre-Closing Tax Return with respect to OpCo in a manner that would reasonably be expected to have a material and disproportionate adverse impact on Beard or Sponsor (or Sponsor’s direct or indirect owners) without the prior written consent of Beard and Sponsor (such consent not to be unreasonably withheld, conditioned, or delayed).

(d) After the Effective Date, each of Beard and Sponsor shall, at their sole cost, be entitled to participate in any audit, examination, contest, litigation or other proceeding relating to Pre-Closing Tax Returns (each, a “Pre-Closing Tax Contest”) with respect to OpCo that would reasonably be expected to have a material and disproportionate adverse impact on Beard or Sponsor (or Sponsor’s direct or indirect owners), as applicable. None of New PubCo or its affiliates shall settle or compromise any such proceeding in a manner that is reasonably expected to have a material and disproportionate adverse impact on Beard or Sponsor (or Sponsor’s direct or indirect owners), as applicable, without the prior written consent of Beard or Sponsor, as applicable (such consent not to be unreasonably withheld, conditioned or delayed).

(e) After the Effective Date, in the event of an audit of a Pre-Closing Tax Return, New PubCo shall cause OpCo to make, or cause its “partnership representative” or “designated individual” to make, the election under Section 6226(a) of the Code (or any similar provision of state or local tax law), and each of Beard, Sponsor and its relevant affiliates will reasonably cooperate with any such election.

(f) The Parties shall cooperate to cause an election under Section 754 of the Code (and any analogous election under applicable state law) to be timely filed by OpCo with respect to the taxable period that includes the Effective Date, to the extent a valid election is not already in effect.

7. Miscellaneous.

(a) Effective immediately upon the consummation of the transactions contemplated by Section 1, New PubCo shall deliver irrevocable instructions to the Exchange Agent, pursuant to which, the Exchange shall deliver the shares of New PubCo Class A Common Stock to Gregory A. Beard and Sponsor, in each case, in accordance with this Agreement and Section 1.04 of the Business Combination Agreement.

(b) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) The Parties hereto shall execute and deliver, or cause to be executed and delivered, such further instruments and take such further action as may reasonably necessary to carry out the intent of this Agreement.

(d) No Other Representations. Notwithstanding anything to the contrary in this Agreement, no Party makes any representation or warranty in any provision of this Agreement or otherwise, except as expressly set forth herein or in the Transaction Documents.

(e) The Parties’ respective representations and warranties contained in this Agreement, and any covenant, agreement or obligation of a Party that contemplates performance following the Effective Date shall terminate and expire upon the occurrence of the Suntuity Merger except for those covenants, agreements or obligations contained herein that by their terms expressly apply in whole or in part after the Closing.

(f) The interpretation and construction of this Agreement, and all matters and controversies relating to or arising out of or in connection with this Agreement, shall be governed, construed and enforced in accordance with the laws of the State of Delaware (and federal law to the extent applicable) without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the substantive law of any jurisdiction other than the State of Delaware. Any legal suit, action, or proceeding arising out of this Agreement or the transactions contemplated hereby or thereby shall be instituted exclusively in any Delaware Chancery Court, or if such court does not have subject matter jurisdiction, any court of the United States located in the State of Delaware, and each Party hereto irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. EACH PARTY HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF, CONNECTED WITH OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE OBLIGATIONS OF THE PARTIES HEREUNDER.

(g) This Agreement may not be transferred, assigned, pledged or hypothecated by any Party hereto, other than with the consent of all other Parties hereto, and shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

(h) The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto, the direct and indirect owners of Sponsor and their respective successors or permitted assigns, and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person or entity.

(i) If any provision, clause or part of this Agreement or the application thereof under certain circumstances is held invalid, or unenforceable, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

(j) This Agreement, the Business Combination Agreement, the Transaction Documents and any other documents referred to herein constitute the entire agreement among the Parties hereto pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the Parties hereto, whether oral or written, and there are no warranties, representations or other agreements among the Parties hereto in connection with the subject matter hereof, except as specifically set forth herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by each Party hereto.

(k) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(l) To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or an “assignment” of the Contributed Units.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

By:
Name:	Gregory A. Beard

BEARD ENERGY TRANSITION ACQUISITION SPONSOR LLC

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

SUNTUITY INC.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

[Signature Page to Contribution Agreement]

Exhibit B

Registration Rights Agreement

[see attached]

Final Form

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of                 , is made and entered into by and among Suntuity Inc., a Delaware corporation (“Company”), Beard Energy Transition Acquisition Corp., a Delaware corporation (the “SPAC”), Beard Energy Transition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned parties (including all of the former owners of Suntuity Renewables, LLC) listed under Holder on the signature pages hereto (each such party, together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2, a “Holder” and collectively, the “Holders”).

RECITALS

WHEREAS, on November 23, 2021, the SPAC, the Sponsor and certain other security holders named therein (the “SPAC Holders”) entered into that certain Registration Rights Agreement (the “SPAC Registration Rights Agreement”), pursuant to which the SPAC granted the Sponsor and such other SPAC Holders certain registration rights with respect to certain securities of the SPAC;

WHEREAS, on May 18, 2023, the SPAC, the Company, Suntuity Renewables LLC, a New Jersey limited liability company (“Suntuity”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned subsidiary of the Company, Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and solely for limited purposes thereunder, each of Sponsor and Gregory A. Beard (“Beard”), entered into that certain Business Combination Agreement (as amended, the “BCA” and the transactions contemplated by the BCA, the “Business Combination”);

WHEREAS, following the closing of the Business Combination (the “Closing”), the Sponsor, Beard and the former owners of Suntuity will own shares of the Company’s Class A common stock, par value $0.0001 per share (such shares, the “Common Stock”);

WHEREAS, following the Closing, the Sponsor and the former owners of Suntuity will own warrants to purchase shares of Common Stock (such warrants, the “Private Placement Warrants”);

WHEREAS, following the Closing, the lenders under that certain First Lien Secured Bridge Note by and between Suntuity and the others party thereto, dated May 18, 2023, will own shares of Common Stock (“Bridge Shares”); and

WHEREAS, in connection with the Closing, the SPAC and the SPAC Holders desire to amend and restate the SPAC Registration Rights Agreement in its entirety as set forth herein, and the Company and the other Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Agreement” shall have the meaning given in the Preamble.

“BCA” shall have the meaning given in the Recitals hereto.

“Beard” shall have the meaning given in the Recitals hereto.

“Block Trade” shall have the meaning given to it in subsection 2.3.1.

“Board” shall mean the board of directors of the Company.

“Bridge Shares” shall have the meaning given in the Recitals hereto.

“Business Combination” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Preamble.

“Demanding Holder” shall mean (a) with respect to Section 2.3, any Holder or group of Holders that together elects to sell Registrable Securities under a Registration Statement pursuant to a Block Trade or Other Coordinated Offering and (b) in all other instances, any Holder or group of Holders that together elects to sell Registrable Securities having an aggregate value of at least $25 million or all remaining Registrable Securities held by such Holder(s), at the time of the Underwritten Demand, under a Registration Statement pursuant to an Underwritten Offering.

“Effectiveness Period” shall have the meaning given in subsection 3.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Financial Counterparty” shall have the meaning given in subsection 2.3.1.

“Holder” and “Holders” shall each have the meaning given in the Preamble so long as such Holder holds Registrable Securities.

“Holder Indemnified Persons” shall have the meaning given in subsection 4.1.1.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.5.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or a Prospectus, or necessary to make the statements in a Registration Statement or Prospectus, in the light of the circumstances under which they were made, not misleading.

“Other Coordinated Offering” shall have the meaning given to it in subsection 2.3.1.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Private Placement Warrants” shall have the meaning given in the Recitals hereto.

“Pro Rata” shall have the meaning given in subsection 2.1.5.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the Private Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Placement Warrants) held by a Holder immediately following the Closing, (b) any outstanding Common Stock held by a Holder immediately following the Closing (including any Common Stock issued or issuable upon exercise of any other outstanding equity securities of the Company (other than equity securities issued pursuant to an employee stock option or other benefit plan) held by a Holder immediately following the Closing), (c) any equity securities (including the shares of Common Stock issued or issuable upon the exercise of any such equity security) of the Company issuable immediately following the Closing upon conversion of any working capital loans in an amount up to $1,500,000 in the aggregate made to the SPAC by a Holder, (d) any other equity security of the Company issued or issuable with respect to any such share of Common Stock held by a Holder immediately following the Closing by way of a stock-dividend or stock-split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization and (e) the Bridge Shares held by a Holder immediately following the Closing; provided, however, that, as to any particular Registrable Security, such security shall cease to be a Registrable Security when: (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such security shall have been otherwise transferred, any legend on such security restricting further transfer shall have been removed and subsequent public distribution of such security shall not require registration under the Securities Act; (C) such security shall have ceased to be outstanding; or (D) such security may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) with no volume or other restrictions or limitations.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and any such registration statement having been declared effective by, or become effective pursuant to rules promulgated by, the Commission.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority and any securities exchange on which the Common Stock is then listed);

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of Registrable Securities held by (i) the Demanding Holders initiating an Underwritten Demand to be registered for offer and sale in the applicable Underwritten Offering, (ii) the Holders participating in a Piggyback Registration and (iii) the Demanding Holders initiating a Block Trade or Other Coordinated Offering.

“Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.4.

“SEC Guidance” is defined in subsection 2.1.3.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall have the meaning given in subsection 2.1.1.

“SPAC” shall have the meaning given in the Preamble.

“SPAC Holders” shall have the meaning given in the Recitals hereto.

“SPAC Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Sponsor” shall have the meaning given in the Preamble.

“Suntuity” shall have the meaning given in the Recitals hereto.

“Suspension Event” shall have the meaning given in Section 3.4.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand” shall have the meaning given in subsection 2.1.4.

“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter(s) in a firm commitment underwriting for distribution to the public.

ARTICLE II

REGISTRATIONS

2.1 Registration.

2.1.1 Shelf Registration. The Company agrees that, within twenty (20) business days after the Closing, the Company will file with the Commission (at the Company’s sole cost and expense) a Registration Statement registering the resale or other disposition of all Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 promulgated under the Securities Act from time to time (a “Shelf Registration”); provided, however, that the Company’s obligations to include the Registrable Securities held by a Holder in such Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the Registration of the Registrable Securities, and such Holder shall execute such documents in connection with such Registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

2.1.2 Effective Registration. The Company shall use its reasonable best efforts to cause such Registration Statement filed pursuant to subsection 2.1.1 to become effective by the Commission within sixty (60) business days after the Closing. Subject to the limitations contained in this Agreement, the Company shall effect any Shelf Registration on such appropriate Registration Statement of the Commission (a) as shall be selected by the Company and (b) as shall permit the resale or other disposition of the Registrable Securities by the Holders; provided that, in the event the Company files such Registration Statement on Form S-1, the Company shall use its reasonable best efforts to convert such Registration Statement (and any subsequent Registration Statement filed to effect a Shelf Registration) to a Registration Statement on Form S-3 as soon as reasonably practicable after the Company is eligible to use Form S-3. If at any time a Registration Statement filed with the Commission pursuant to subsection 2.1.1 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place in accordance with the terms of this Agreement.

2.1.3 SEC Cutback. Notwithstanding the Registration obligations set forth in this Section 2.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (a) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement filed pursuant to subsection 2.1.1 as required by the Commission and/or (b) withdraw the Registration Statement filed pursuant to subsection 2.1.1 and file a new Registration Statement (a “New Registration Statement”) on Form S-3, or if Form S-3 is not then available to the Company for such New Registration Statement, on such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall use its commercially reasonable efforts to advocate with the Commission for the Registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (“SEC Guidance”). Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the Registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to further limit its Registrable Securities to be included on the Registration Statement, the number of Registrable Securities to be registered on such Registration Statement will be reduced Pro Rata among all such selling shareholders whose securities are included in such Registration Statement, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Registration Statement filed pursuant to subsection 2.1.1 or files a New Registration Statement, as the case may be, under clauses (a) or (b) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Registration Statement filed pursuant to subsection 2.1.1, as amended, or the New Registration Statement.

2.1.4 Underwritten Offering. Subject to the provisions of subsection 2.1.5 and Section 2.3, any Demanding Holder may make a written demand to the Company for an Underwritten Offering pursuant to a Registration Statement filed with the Commission in accordance with subsection 2.1.1 (an “Underwritten Demand”). The Company shall, within five (5) days of the Company’s receipt of the Underwritten Demand, notify, in writing, all other Holders of such demand, and each Holder who thereafter requests to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering pursuant to such Underwritten Demand (each such Holder that requests to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering, a “Requesting Holder”) shall so notify the Company, in writing, within two (2) days (one (1) day if such offering is an overnight or bought Underwritten Offering) after the receipt by the Holder of the notice from the Company. Upon receipt by the

Company of any such written notification from a Requesting Holder(s), such Requesting Holder(s) shall be entitled to have their Registrable Securities included in such Underwritten Offering pursuant to such Underwritten Demand. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of Registrable Securities held by the Demanding Holders initiating such Underwritten Offering. Notwithstanding the foregoing, the Company is not obligated to effect (i) more than an aggregate of six (6) Underwritten Offerings pursuant to this subsection 2.1.4 and (ii) an Underwritten Offering pursuant to this subsection 2.1.4 within ninety (90) days after the closing of an Underwritten Offering.

2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Offering pursuant to an Underwritten Demand, in good faith, advises the Company, the Demanding Holders, the Requesting Holders and other persons or entities holding Common Stock or other equity securities of the Company that the Company is obligated to include pursuant to separate written contractual arrangements with such persons or entities (if any) in writing that the dollar amount or number of Registrable Securities or other equity securities of the Company requested to be included in such Underwritten Offering exceeds the maximum dollar amount or maximum number of equity securities of the Company that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Offering (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), Common Stock or other equity securities of the Company that the Company desires to sell and that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), Common Stock or other equity securities of the Company held by other persons or entities that the Company is obligated to include pursuant to separate written contractual arrangements with such persons or entities and that can be sold without exceeding the Maximum Number of Securities.

2.1.6 Registration Withdrawal. The Demanding Holders initiating an Underwritten Offering pursuant to subsection 2.1.4 shall have the right to withdraw from such Underwritten Offering for any or no reason whatsoever upon written notification to the Company of their intention to withdraw from such Underwritten Offering prior to the launch of such Underwritten Offering. A withdrawal of an Underwritten Demand shall not count as an Underwritten Offering for purposes of the number of available demand Underwritten Offerings remaining pursuant to subsection 2.1.4 if the Demanding Holders reimburse the Company for the Registration Expenses incurred in connection with an Underwritten Demand prior to its withdrawal under this subsection 2.1.6.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If the Company proposes to (i) file a Registration Statement with respect to the Registration of equity securities of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities of the Company, for its own account or for the account of stockholders of the Company, other than a Registration Statement (A) filed in connection with any employee stock option or other benefit plan, (B) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (C) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (D) for an offering of debt that is convertible into equity securities of the Company, (E) for a dividend reinvestment plan or (F) that is filed to effect a Shelf Registration on Form S-3 for a primary offering by the Company; provided, that the Company makes no offering of securities pursuant to such Registration Statement prior to the effective date of the Registration Statement required hereunder that includes all of the Registrable Securities, or (ii) consummate an Underwritten Offering for its own account or for the account of stockholders of the Company (other than pursuant to the terms of this Agreement), then the Company shall give written notice of such proposed action to all of the Holders as soon as practicable (but in the case of filing a Registration Statement, not less than ten (10) days before the anticipated filing date of such Registration Statement), which notice shall (x) describe the amount and type of securities to be included, the intended method(s) of distribution and the name of the proposed managing Underwriter or Underwriters, if any, and (y) offer to all of the Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within (a) five (5) days in the case of filing a Registration Statement and (b) two (2) days in the case of an Underwritten Offering (unless such offering is an overnight or bought Underwritten Offering, then one (1) day), in each case after receipt of such written notice (such Registration, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Piggyback Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to include Registrable Securities in an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering under this subsection 2.2.1 by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders participating in the Piggyback Registration in writing that the dollar amount or number of shares of the equity securities of the Company that the Company desires to sell, taken together with (i) the shares of equity securities of the Company, if any, as to which Registration or Underwritten Offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders hereunder, (ii) the Registrable Securities as to which Registration or Underwritten Offering has been requested pursuant to Section 2.2 and (iii) the shares of equity securities of the Company, if any, as to which Registration or Underwritten Offering has been requested pursuant to separate written contractual piggyback registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration or Underwritten Offering is undertaken for the Company’s account, the Company shall include in any such Registration or Underwritten Offering (A) first, the Common Stock or other equity securities of the Company that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities of the Company, if any, as to which Registration or Underwritten Offering has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; or

(b) If the Registration or Underwritten Offering is pursuant to a request by persons or entities other than the Holders, then the Company shall include in any such Registration or Underwritten Offering (A) first, Common Stock or other equity securities of the Company, if any, of such requesting persons or entities, other than the Holders, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), Common Stock or other equity securities of the Company that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Stock or other equity securities of the Company for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to, as applicable, the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or the launch of the Underwritten Offering with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement or abandon an Underwritten Offering in connection with a Piggyback Registration at any time prior to the launch of such Underwritten Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration or Underwritten Offering effected pursuant to Section 2.2 shall not be counted as an Underwritten Offering pursuant to an Underwritten Demand effected under Section 2.1.

2.3 Block Trades and Other Coordinated Offerings.

2.3.1 Notwithstanding any other provision of this Article II, but subject to Section 2.4 and Section 3.4, at any time and from time to time when an effective Registration Statement is on file with the Commission, if a Demanding Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”) or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal, (an “Other Coordinated Offering”), in each case, with a total offering price reasonably expected to exceed, in the aggregate, either (x) $25 million or (y) all remaining Registrable Securities held by the Demanding Holder, then, if such Demanding Holder requires any assistance from the Company pursuant to this Section 2.3, such Holder shall notify the Company of the Block Trade or Other Coordinated Offering at least two (2) business days prior to the day such offering is to commence and, as promptly as reasonably practicable, the Company shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided, that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with the Company and any Underwriters or brokers, sales agents or placement agents (each, a “Financial Counterparty”) prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.

2.3.2 Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to withdraw from such Block Trade or Other Coordinated Offering for any or no reason whatsoever upon written notification to the Company, the Underwriter or Underwriters (if any) and Financial Counterparty (if any). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to the withdrawal under this subsection 2.3.2.

2.3.3 Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Section 2.3.

2.3.4 The majority-in-interest of Registrable Securities held by the Demanding Holders initiating a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and Financial Counterparty (if any) for such Block Trade or Other Coordinated Offering.

2.3.5 The Holders in the aggregate may demand no more than two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.3 in any twelve (12)-month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.3 shall not be counted as a demand for an Underwritten Offering pursuant to subsection 2.1.4 hereof.

2.4 Restrictions on Registration Rights. If (A) the Holders have requested an Underwritten Offering pursuant to an Underwritten Demand and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer or (B) the Holders have requested an Underwritten Offering pursuant to an Underwritten Demand and in the good faith judgment of the Board such Underwritten Offering would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the undertaking of such Underwritten Offering at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Underwritten Offering in the near future and that it is therefore essential to defer the undertaking of such Underwritten Offering. In such event, the Company shall have the right to defer such filing or offering for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any twelve (12)-month period. Any demand that is deferred pursuant to this Section 2.4 shall not be counted as the exercise of one of the demand rights pursuant to subsection 2.1.4 or subsection 2.3.5 hereof.

2.5 Holders’ Information. A Holder shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, or any Financial Counterparty in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the Registration of any Registrable Securities held by such Holder under the Securities Act pursuant to Article II and in connection with the Company’s obligation to comply with federal and applicable state securities laws in the U.S. The Company’s obligations to include the Registrable Securities held by a Holder in any Registration Statement are contingent upon such Holder furnishing in writing to the Company such information regarding the Holder, the securities of the Company held by the Holder and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the Registration of the Registrable Securities, and such Holder shall execute such documents in connection with such Registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. The Company shall use its reasonable best efforts to effect such Registration or Underwritten Offering to permit the sale or other disposition of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible and to the extent applicable:

3.1.1 prepare and file with the Commission a Registration Statement pursuant to Section 2.1 and within the timeframe required thereby and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective, including filing a replacement Registration Statement, if necessary, until all Registrable Securities covered by such Registration Statement have been sold or otherwise disposed of or are no longer outstanding (such period, the “Effectiveness Period”);

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders or any Underwriter or Financial Counterparty or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer outstanding;

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters or Financial Counterparty, if any, and the Holders included in such Registration or Underwritten Offering or Block Trade or Other Coordinated Offering, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus (including each preliminary Prospectus) and such other documents as the Underwriters or Financial Counterparty and the Holders included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the sale of the Registrable Securities owned by such Holders; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.4 prior to any Registration of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders included in such Registration Statement to consummate the sale of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 during the Effectiveness Period, furnish a conformed copy of each filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, promptly after such filing of such documents with the Commission to each seller of such Registrable Securities or its counsel; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act;

3.1.10 in accordance with Section 3.4, notify the Holders of the happening of any event as a result of which a Misstatement exists, and then to correct such Misstatement;

3.1.11 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or a sale by a Financial Counterparty pursuant to such Registration, permit a representative of the Holders (such representative to be selected by a majority-in-interest of Registrable Securities held by the applicable Holders), the Underwriters or other Financial Counterparty facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration and any attorney, consultant or accountant retained by such Holders or Underwriter or Financial Counterparty, if any, to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement or the Prospectus, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, Financial Counterparty, attorney, consultant or accountant in connection with the Registration; provided, however, that to the extent customary in similar situations, such representative, Underwriter or Financial Counterparty enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.12 obtain a comfort letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or a sale by a Financial Counterparty pursuant to such Registration, in customary form and covering such matters of the type customarily covered by comfort letters as the managing Underwriter or Financial Counterparty may reasonably request, and reasonably satisfactory to a majority-in-interest of the Registrable Securities by the participating Holders;

3.1.13 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or a sale by a Financial Counterparty pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders or the Financial Counterparty, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, Financial Counterparty, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to such participating Holders, Financial Counterparty or Underwriter;

3.1.14 in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or a sale by a Financial Counterparty pursuant to such Registration to which the Company has consented, to the extent reasonably requested by the Underwriter or Financial Counterparty in order to engage in such offering, allow the Underwriters or Financial Counterparty to conduct customary “underwriter’s due diligence” with respect to the Company; provided, however, that to the extent customary in similar situations, such Underwriters or Financial Counterparty enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to conducting such “underwriter’s due diligence;”

3.1.15 in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or a sale by a Financial Counterparty pursuant to such Registration, enter into and perform its obligations under an underwriting agreement or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the Financial Counterparty of such offering or sale;

3.1.16 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

3.1.17 use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.18 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses in respect of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees and Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales. Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to (i) delay or postpone the (A) initial effectiveness of any Registration Statement or (B) launch of any Underwritten Offering, Block Trade or Other Coordinated Offering, in each case, filed or requested pursuant to this Agreement, and (ii) from time to time to require the Holders not to sell under any Registration Statement or Prospectus or to suspend the effectiveness thereof, if the Board reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the applicable Registration Statement or Prospectus of material non-public information regarding the Company that it has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement or Prospectus would be expected, in the reasonable determination of the Board, upon the advice of legal counsel, to cause the Registration Statement or Prospectus to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend a Registration Statement, Prospectus or Underwritten Offering, Block Trade or Other Coordinated Offering for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from the Company of a Suspension Event while a Registration Statement filed pursuant to this Agreement is effective or if as a result of a Suspension Event a Misstatement exists, each Holder agrees that (i) it will immediately discontinue offers and sales of Registrable Securities under each Registration Statement filed pursuant to this Agreement until the Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the relevant Misstatements and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales and (ii) it will maintain the confidentiality of information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Holders will deliver to the Company or, in Holders’ sole discretion destroy, all copies of each Prospectus covering Registrable Securities in Holders’ possession; provided, however, that this obligation to deliver or destroy shall not apply (A) to the extent the Holders are required to retain a copy of such Prospectus (x) to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell or otherwise dispose of Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder, its officers, directors, employees, advisors, agents, representatives, members and each person who controls such Holder (within the meaning of the Securities Act) (collectively, the “Holder Indemnified Persons”) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and inclusive of all reasonable attorneys’ fees arising out of the enforcement of each such persons’ rights under this Section 4.1) resulting from any Misstatement or alleged Misstatement, except insofar as the same are caused by or contained or included in any information furnished in writing to the Company by or on behalf of such Holder Indemnified Person specifically for use therein.

4.1.2 In connection with any Registration Statement in which a Holder is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall, severally and not jointly, indemnify the Company, and the other Holders whose Registrable Securities are included in such Registration Statement giving rise to such indemnification obligation, and their respective directors, officers, employees, advisors, agents, representatives, members and agents and each person who controls such party (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and inclusive of all reasonable attorneys’ fees arising out of the enforcement of each such persons’ rights under this Section 4.1) resulting from any Misstatement or alleged Misstatement, but only to the extent that the same are made in reliance on and in conformity with information relating to the Holder so furnished in writing to the Company by or on behalf of such Holder specifically for use therein. In no event shall the liability of any selling Holder hereunder be greater in amount than the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement giving rise to such indemnification obligation.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one outside counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, advisor, agent, representative, member or controlling person of such indemnified party and shall survive the transfer of securities.

4.1.5 If the indemnification provided under Section 4.1 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall to the extent permitted by law contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery or (iii) transmission by hand delivery, telecopy, telegram, facsimile or email. Each notice or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third (3rd) business day following the date on which it is mailed, in the case of notices delivered by courier service, hand delivery, telecopy or telegram, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation, and in the case of notices delivered by facsimile or email, at such time as it is successfully transmitted to the addressee. Any notice or communication under this Agreement must be addressed, if to the Company, to: 9 Overbrook Road, Piscataway, NJ 08854, if to the Sponsor, to: 595 Madison Avenue, 28th Floor, New York, NY 10022, or by email at: sjames@beardacq.com, and, if to any Holder, to the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing by such Holder (including on the signature pages hereto). Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third-Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors.

5.2.3 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto or do not hereafter become a party to this Agreement pursuant to Section 5.2.

5.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice as provided in accordance with Section 5.1 and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Other Registration Rights. The Company represents and warrants that no person, other than (i) a Holder and (ii) the holders of the Company’s warrants pursuant to (A) that certain Public Warrant Agreement, dated as of November 23, 2021, by and between the SPAC and Continental Stock Transfer & Trust Company, and assigned to and assumed by the Company on or about the date hereof and (B) that certain Private Warrant Agreement, dated as of November 23, 2021, by and between the SPAC and Continental Stock Transfer & Trust Company, and assigned to and assumed by the Company on or about the date hereof, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement, including the SPAC Registration Rights Agreement, or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

5.7 Term. This Agreement shall terminate upon the earlier of (i) the tenth (10th) anniversary of the date of this Agreement and (ii) with respect to any Holder, the date as of which such Holder ceases to hold any Registrable Securities. The provisions of Article IV shall survive any termination.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

SUNTUITY INC.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

SPAC:

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer, Chief Financial
Officer, Chief Accounting Officer & Secretary

HOLDERS:

BEARD ENERGY TRANSITION ACQUISITION HOLDINGS LLC

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer, Chief Financial
Officer, Chief Accounting Officer & Secretary

By:
Name:	Gregory A. Beard

[Signature Page to Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

HOLDERS:

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

Exhibit C

Certificate of Merger

[see attached]

C-1

CERTIFICATE OF MERGER

MERGING

BEARD MERGER SUB I CORP.

(a Delaware corporation),

WITH AND INTO

BEARD ENERGY TRANSITION ACQUISITION CORP.

(a Delaware corporation)

[        ], 2023

Pursuant to Title 8, Section 251(c) of the General Corporation Law of the State of Delaware (the “DGCL”), Beard Energy Transition Acquisition Corp., a Delaware corporation (the “Company”), in connection with the merger of Beard Merger Sub I Corp., a Delaware corporation (“Beard Merger Sub I”), with and into the Company (the “Merger”), has executed the following Certificate of Merger:

1. The name and state of incorporation of the constituent corporations to the Merger are as follows:

Name	Type of Entity	State of Incorporation

Beard Merger Sub I Corp.	Corporation	Delaware

Beard Energy Transition Acquisition Corp.	Corporation	Delaware

2. The Agreement and Plan of Merger providing for the merger of the constituent corporations (the “Business Combination Agreement”) has been approved, adopted, certified, executed and acknowledged by the constituent corporations in accordance with the DGCL.

3. Under the terms of the Business Combination Agreement, Beard Merger Sub I will be merged with and into the Company. The Company will be the surviving corporation in the Merger, and the name of the surviving corporation is “Beard Energy Transition Acquisition Corp.” (the “Surviving Corporation”).

4. The certificate of incorporation of Beard Merger Sub I Corp., as in effect at the effectiveness of the Merger, shall be the certificate of incorporation of the Surviving Corporation.

5. The Merger shall become effective [        ], 2023.

6. The Business Combination Agreement is on file at 595 Madison Avenue, 28th Floor, New York, NY 10022, an office of the Surviving Corporation.

7. A copy of the Business Combination Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

(Signature Page Follows)

C-2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger as of the date first written above.

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:
Name: Gregory A. Beard
Title:	Chief Executive Officer

SIGNATURE PAGE TO CERTIFICATE OF MERGER OF

BEARD MERGER SUB I AND

BEARD ENERGY TRANSITION ACQUISITION CORP.

Exhibit D

Suntuity Delaware Certificate of Merger

[see attached]

CERTIFICATE OF MERGER

of

BEARD MERGER SUB II LLC,

a Delaware limited liability company,

with and into

SUNTUITY RENEWABLES LLC,

a New Jersey limited liability company

[        ], 2023

Pursuant to the provisions of Section 18-209 of the Delaware Limited Liability Company Act (the “Act”), Suntuity Renewables LLC (“Suntuity”) submits this Certificate of Merger for filing and certifies the following for the purpose of merging Beard Merger Sub II LLC (“Beard Merger Sub II”, and together with Suntuity, the “Constituent Entities”) with and into Suntuity:

1. The names and jurisdictions of formation or organization of each limited liability company that is to merge are:

Name of Entity	State of Formation
Beard Merger Sub II LLC	Delaware

Suntuity Renewables LLC	New Jersey

2. A Business Combination Agreement, dated as of May 18, 2023 (the “Business Combination Agreement”), by and among the Constituent Entities and the other parties thereto has been approved, adopted and executed by each of the Constituent Entities in accordance with the Act.

3. The name of the surviving limited liability company is Suntuity Renewables LLC (the “Surviving Company”).

4. The certificate of formation of Suntuity shall be the certificate of formation of the Surviving Company.

5. This Certificate of Merger shall be effective at [        ], 2023.

6. The executed Business Combination Agreement is on file at 9 Overbrook Road, Piscataway, NJ 08854, a place of business of the Surviving Company.

7. A copy of the Business Combination Agreement will be furnished by the Surviving Company, upon request and without cost, to any member of any Constituent Entity.

8. The Surviving Company hereby agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for the enforcement of any obligation of any Constituent Entity that is a domestic limited liability company and hereby irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such action, suit or proceeding. A copy of any such service of process shall be mailed to the Surviving Company by the Secretary of State of the State of Delaware at the following address: 9 Overbrook Road, Piscataway, NJ 08854.

[Signature Page Follows]

IN WITNESS WHEREOF, this Certificate of Merger has been duly executed as of the date first written above, and is being filed in accordance with the Act by authorized persons of the surviving entity in the merger.

SUNTUITY RENEWABLES LLC

By:
Name:	Shadaan Javan
Title:	Chief Executive Officer

SIGNATURE PAGE TO CERTIFICATE OF MERGER OF

BEARD MERGER SUB II LLC AND

SUNTUITY RENEWABLES LLC

Exhibit E

Suntuity New Jersey Certificate of Merger

[see attached]

UMC-1 11/03

New Jersey Division of Revenue

Certificate of Merger/Consolidation

(Limited Liability Co.‘s, Limited Partnerships & Partnerships)

This form may be used to record the merger or consolidation of a limited liability company, limited partnership or partnership with or into another business entity or entities, pursuant to NJSA 42, 42:2A and 42:2B. Applicants must insure strict compliance with the requirements of State law and insure that all filing requirements are met. This form is intended to simplify filing with the New Jersey State Treasurer. Applicants are advised to seek out private legal advice before submitting filings to the State Treasurer’s office.

1.	Type of Filing (check one): ☒ Merger ☐ Consolidation

2.	Name of Surviving Business Entity: Suntuity Renewables LLC

3.	Address of the Surviving Business Entity: 9 Overbrook Road, Piscataway, NJ 08854

4.	Name(s)/Jurisdiction(s) of All Participating Business Entities:

Name	Jurisdiction	Identification # Assigned by by Treasurer (if applicable)
Beard Merger Sub II LLC	Delaware
Suntuity Renewables LLC	New Jersey

5.	Service of Process Address (For use if the surviving business entity is not authorized or registered by the State Treasurer):

The surviving business entity agrees that it may be served with process in this State in any action, suit or proceeding for the enforcement of any obligation of a merging or consolidating LLC, LP or partnership. The Treasurer is hereby appointed as agent to accept service of process in any such action, suit, or proceeding which shall be forwarded to the Surviving Business Entity at the Service of Process address stated above.

6.	Effective Date (see instructions): [ ], 2023

The undersigned represent(s) that the agreement of merger/consolidation is on file at the place of business of the surviving business entity and that an agreement of merger/consolidation has been approved and executed by each business entity involved. Additionally, a copy of the merger/consolidation agreement has been or shall be furnished by the surviving entity to any member or any person having an interest.

The undersigned also represent(s) that they are authorized to sign on behalf of the surviving business entity.

Signature	Name	Title	Date
	Shadaan Javan	Chief Executive Officer

**

Important Notes — New Jersey law prohibits domestic LLCs, LPs and partnerships from merging/consolidating with another business entity, if authority for such merger/consolidation in not granted under the laws of the jurisdiction under which the other business entity was organized. Also, a merger/consolidation certificate may be filed pursuant to Title 42, 42:2A or 42:2B only if the surviving or resulting business entity is a limited partnership, limited liability company or partnership. Also, at least one participating business entity must be a limited partnership or limited liability company. If a for-profit domestic or foreign corporation participates or is the survivor, file the merger/consolidation pursuant to Title 14A. Title 15A corporations are not authorized to participate in mergers/consolidations involving LPs, LLCs, partnerships and for-profit corporations.

NJ Division of Revenue, PO Box 308, Trenton NJ 08646

Rev 2/06

Instructions for Form UMC-1

CERTIFICATE OF MERGER OR CONSOLIDATION

LLC’S, PARTNERSHIPS & LP’S

(Titles 42, 42:2A AND 42:2B)

**

New Jersey law prohibits domestic LLC’s, LP’S and PARTNERSHIPS from merging/consolidating with another business entity if authority for such merger/ consolidation is not granted under the laws of the jurisdiction under which the other business entity was organized.

**	“Other business entity” is defined as a corporation, business trust, common-law trust, or other unincorporated business, including a partnership, and a foreign limited liability company.

**

A merger/consolidation certificate may be filed pursuant to Title 42, 42:2A or 42:2B only if the surviving or resulting business entity is a limited partnership, limited liability company or partnership. At least one participating business entity must be a limited partnership or limited liability company to use this form. If a for-profit domestic or foreign corporation participates, file the merger pursuant to Title 14A (see section 5.2). If a for-profit domestic or foreign corporation is the survivor, use Form UMC-2 when filing.

STATUTORY FEE: $100

The MANDATORY fields are:

Field #1 — Type of Filings

Indicate whether you are submitting a merger or consolidation filing.

Field # 2 — Name Of Surviving Business Entity

List the name of the surviving entity. If the surviving entity is to have a new name, remember that the name availability provisions apply:

**

The name must be distinguishable from other names on the State’s database. The Division of Revenue will check the proposed name for availability as part of the filing review process. If desired, you can reserve/register a name prior to submitting your filing by obtaining a reservation/registration. For information on name availability and reservation/registration services and fees, visit the Division’s WEB site at http://www.state.nj.us/treasury/revenue/certcomm.htm or call (609) 292-9292 Monday-Friday, 8:30 a.m. - 4:30 p.m.

Field # 3 — Address Of The Surviving Business Entity

List the main business address of the survivor.

Field # 4 — Name(s)/Jurisdiction(s) Of All Participating Business Entities

List the name and home jurisdiction of each business entity involved in the merger/consolidation (participants).

Inst. Form UMC-1

Field #5 – Service of Process/Attestations

Add statements indicating that: the agreement of merger/consolidation is on file at the place of business of the surviving business entity; an agreement of merger/ consolidation has been approved and executed by each business entity involved; and that the surviving entity will forward a copy of the agreement to anyone holding an interest. Include a statement indicating that the signer(s) is (are) authorized to sign on behalf of the surviving business involved. Finally, if the surviving business entity is not authorized or registered by the State Treasurer, add a statement appointing the New Jersey State Treasurer as agent to accept service of process and an address to which the Treasurer may mail such service (Field #5). Form UMC -1 provides the required statements.

Field #6 – Effective Date (as needed)

Specify the effective date only if it is other than the filing date. The effective date cannot be before the filing date nor can it be more than 30 days after the filing date. The filing date is the date the document is received for processing.

EXECUTION (Signature/Date)

An authorized representative of the surviving entity must sign. Also, list the date of execution (signature).

**********

These documents should be filed in duplicate. Non-profits should file in triplicate. Make checks payable to: TREASURER, STATE OF NEW JERSEY. (No cash, please)

Mail to: NJ Division of Revenue, PO Box 308, Trenton NJ 08646

FAX File: 609.984.6851 (Fax Filing is an optional expedited service subject to processing fees that are in addition to those stated above. For FAX Filing information, visit http://www.state.nj.us/treasury/revenue/dcr/programs/ffs.html.)

Exhibit F

Monthly Cash Reporting Template

[ Intentionally Omitted ]

F-1

Exhibit G

Merger Sub I Charter

[see attached]

CERTIFICATE OF INCORPORATION

OF

BEARD MERGER SUB I CORP.

ARTICLE I

NAME

The name of the corporation is Beard Merger Sub I Corp. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall have all power necessary or convenient to the conduct, promotion or attainment of such acts and activities.

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 10,000 shares of common stock, par value of $0.0001 per share (“Common Stock”).

Section 4.2 Common Stock. Except as otherwise required by law or this Certificate of Incorporation, the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the stockholders generally are entitled to vote.

ARTICLE V

INCORPORATOR

The name of the incorporator is Sarah James and her mailing address is c/o Beard Energy Transition Acquisition Corp., 595 Madison Avenue, 28th Floor, New York, NY 10022.

ARTICLE VI

BYLAWS

In furtherance of, and not in limitation of, the powers conferred by the General Corporation Law of the State of Delaware, the board of directors of the Corporation (the “Board”) shall have the power and is expressly authorized to adopt, amend or repeal the bylaws of the Corporation (the “Bylaws”).

ARTICLE VII

BOARD OF DIRECTORS

Section 7.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board.

Section 7.2 Number, Election, Term. The number of directors of the Corporation shall be as specified in, or determined in the manner provided in, the Bylaws. Unless and except to the extent that the Bylaws so provide, the election of directors need not be by written ballot.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless he or she violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her action as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses. The Corporation, to the fullest extent permitted by applicable law, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

ARTICLE IX

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time, and from time to time, to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and all rights, preferences and privileges of any nature conferred upon directors, stockholders, or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article IX.

[Signature Page Follows]

I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate of Incorporation, hereby declaring that this is my act and deed and that the facts herein stated are true, and accordingly have hereunto set by hand this 15th day of May, 2023.

BEARD MERGER SUB I CORP.

/s/ Sarah James
By: Sarah James, Incorporator

SIGNATURE PAGE TO

CERTIFICATE OF INCORPORATION OF

BEARD MERGER SUB I CORP.

Exhibit 2.1

BUSINESS COMBINATION AGREEMENT

by and among

BEARD ENERGY TRANSITION ACQUISITION CORP.,

SUNTUITY RENEWABLES, LLC,

SUNTUITY INC.,

BEARD MERGER SUB I CORP.,

BEARD MERGER SUB II LLC

and, solely for purposes of Section 7.17 and Article X,

BEARD ENERGY TRANSITION ACQUISITION SPONSOR LLC and

GREGORY A. BEARD

Dated as of May 18, 2023

i

Exhibit 10.1

SUPPORT AGREEMENT

This SUPPORT AGREEMENT, dated as of May 18, 2023, (this “Agreement”), is by and among Beard Energy Transition Acquisition Corp., a Delaware corporation (“Acquiror”), and TJFT STY Holdings, LLC, a Delaware limited liability company (“TJFT”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Acquiror, Suntuity Renewables, LLC, a New Jersey limited liability company (the “Company”), Suntuity Inc., a Delaware corporation, Beard Merger Sub I Corp., a Delaware corporation, Beard Merger Sub II LLC, a Delaware limited liability company, and, for limited purposes set forth therein, Beard Energy Transition Acquisition Sponsor LLC, a Delaware limited liability company, and Gregory A. Beard, have entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”) pursuant to which the parties thereto will consummate the Transactions on the terms and subject to the conditions set forth therein;

WHEREAS, the limited liability company membership interests of the Company are represented by capital units (“Units”) and, as of the date hereof, TJFT holds 98% of the Units; and

WHEREAS, in order to induce Acquiror Group to enter into the Business Combination Agreement, the Company and TJFT are executing and delivering this Agreement to the Acquiror Group.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, each of Acquiror and TJFT hereby agrees as follows:

1. Agreement to Deliver Written Consent.

(a) TJFT agrees that as promptly as practicable after the Registration Statement is declared effective by the SEC (and in no event later than one (1) Business Day after such effective date), TJFT shall execute and deliver a written consent, substantially in the form set forth in Section 7.02(d) of the Company Disclosure Schedules to the Business Combination Agreement (the “Written Consent”), which consent shall approve and adopt the Business Combination Agreement and the consummation of the Transactions, including the Suntuity Merger, under the Company LLC Agreement and the RULLCA. Following such execution and delivery, TJFT hereby agrees that it will not revoke, withdraw, repudiate or modify the Written Consent. Such Written Consent shall be coupled with an interest and, prior to the Expiration Time (as defined below), shall be irrevocable. Until the Expiration Time, and subject to Section 2 hereof, TJFT shall not enter into any tender or voting agreement, or any similar agreement, arrangement or understanding, or grant proxy or power of attorney, with respect to the Units that is inconsistent with this Agreement or otherwise take any other action with respect to the Units that would prevent, materially restrict, materially limit or materially interfere with the performance of TJFT’s obligations hereunder or the consummation of any of the Transactions, including the Suntuity Merger.

(b) Until the Expiration Time, at any meeting of the members of the Company or at any postponement or adjournment thereof or in any other circumstances upon which TJFT’s vote, consent or other approval (including by written consent) is sought, TJFT shall vote (or cause to be voted) all of its Units, currently or hereinafter owned by TJFT, against and withhold consent with respect to any Company Acquisition Proposal. TJFT shall not commit or agree to take any action inconsistent with the foregoing that would be effective prior to the Expiration Time.

2. Agreement to Vote.

(a) TJFT, by this Agreement, with respect to its Units, hereby agrees (and agrees to execute such documents or certificates evidencing such agreement as Acquiror may reasonably request in connection therewith), to vote, at any meeting of the members of the Company, and in any action by written consent of the members of the Company, all of TJFT’s Units (i) in favor of the approval and adoption of the Business Combination Agreement and the consummation of the Transactions, including the Suntuity Merger, and this Agreement, and (ii) against any action, agreement or transaction (other than the Business Combination Agreement or the Transactions) or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Business Combination Agreement or that would reasonably be expected to result in the failure of any of the Transactions, including the Suntuity Merger, to be consummated. TJFT acknowledges its receipt and review of a copy of the Business Combination Agreement.

3. Transfer of Units.

(a) TJFT agrees that, until the Expiration Time, it shall not (i) Transfer or otherwise agree to Transfer any Units (unless (A) such Transfer is expressly permitted by the terms of that certain Lock-Up Agreement executed and delivered by TJFT to the Acquiror and New PubCo and (B) the transferee agrees pursuant to a written instrument with Acquiror (in a form reasonably satisfactory to Acquiror) to be bound by this Agreement), (ii) deposit any Units into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (iii) take any action that would have the effect of preventing or disabling TJFT from performing its obligations hereunder. For purposes of this Agreement, “Transfer” shall mean the (A) direct or indirect sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any security, (B) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

2

(b) Until the Expiration Time, TJFT agrees that any Units that TJFT purchases or otherwise hereinafter acquires or with respect to which TJFT otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement to the extent as if they were owned by TJFT as of the date hereof.

(c) Any Transfer or attempted Transfer of any Units in violation of this Section 3 shall, to the fullest extent permitted by applicable Law, be null and void ab initio.

4. No Solicitation of Transactions. TJFT agrees not to directly or indirectly, through any officer, director, representative, agent or otherwise, (a) initiate, solicit or knowingly encourage (including by furnishing non-public information) the submission of, or participate in any discussions or negotiations that relate to a Company Acquisition Proposal or (b) participate in any discussions or negotiations regarding, or furnish to any person, any non-public information with respect to, or otherwise knowingly encourage, any Company Acquisition Proposal (or inquiries, proposals or offers or other efforts that would reasonably be expected to lead to any Company Acquisition Proposal). TJFT shall, and shall direct or cause its representatives and agents to, immediately cease and cause to be terminated any discussions or negotiations with any parties that relate to a Company Acquisition Proposal (other than the Transactions) to the extent required by the Business Combination Agreement.

5. Waiver of Appraisal and Dissenters’ Rights. TJFT hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect (or attempt to exercise, assert or perfect), any rights of appraisal or rights to dissent from the Suntuity Merger or any of the other Transactions that it may at any time have under applicable Law. TJFT agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, any member of the Acquiror Group, Sponsor or any of their respective successors, directors or officers (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Business Combination Agreement.

6. Representations and Warranties. TJFT represents and warrants for and on behalf of itself to Acquiror as follows:

(a) The execution, delivery and performance by TJFT of this Agreement and the consummation by TJFT of the transactions contemplated hereby do not and will not (i) conflict with or violate any Law applicable to TJFT, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any Lien on any Units or (iv) conflict with, violate or result in a breach of or constitute a default under any provision of the Company’s or TJFT’s respective Organizational Documents or any material agreement (including any voting agreements) to which the Company or TJFT is a party.

3

(b) As of the date of this Agreement, TJFT (i) owns exclusively of record and has good, valid and marketable title to 98% of the Company’s outstanding Units free and clear of any and all Liens, options, rights of first refusal and limitations on TJFT’s voting rights (other than pursuant to this Agreement or transfer restrictions under applicable securities laws, the Organizational Documents of the Company or the Organizational Documents of TJFT), (ii) has the sole power (as currently in effect) to vote and full right, power and authority to sell, transfer and deliver such Units, and the power to agree to all of the matters applicable to TJFT set forth in this Agreement and (iii) as of the date of this Agreement, TJFT does not own any rights to purchase or acquire, directly or indirectly, any other Units.

(c) TJFT has the full power, authority and capacity to execute, deliver and perform this Agreement, and that this Agreement has been duly authorized, executed and delivered by TJFT.

7. Termination. This Agreement and the obligations of the parties under this Agreement shall automatically terminate upon the earliest of: (a) the Suntuity Merger Effective Time; (b) the valid termination of the Business Combination Agreement in accordance with its terms prior to the Suntuity Merger Effective Time; and (c) the mutual written agreement of Acquiror and TJFT (the earliest of the events described in clauses (a)—(c) of this Section 7, the “Expiration Time”).

8. Miscellaneous.

(a) Until the Expiration Time, TJFT will and will cause its Representatives to keep confidential and not disclose any non-public information relating to Acquiror or the Company or any of their respective Subsidiaries, including the existence or terms of, or transactions contemplated by, this Agreement, the Business Combination Agreement or the Transactions, except to the extent that such information was, is or becomes generally available to the public after the date hereof other than as a result of a disclosure by TJFT in breach of this Section 8(a). Notwithstanding the foregoing, such information may be disclosed to the extent required to be disclosed in a judicial or administrative proceeding, or otherwise required to be disclosed by applicable Law (including complying with any oral or written questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process to which such disclosing party is subject), provided that TJFT gives Acquiror or the Company, as applicable, prompt written notice of such request(s) or requirement(s) so that Acquiror or the Company may seek an appropriate protective order or similar relief (and TJFT shall reasonably cooperate with such efforts).

(b) All notices, requests, claims, demands and other communications to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent in the same manner as provided in the Business Combination Agreement, with (i) notices to Acquiror being sent to the address set forth therein, in each case with all copies as required thereunder, and (ii) notices to TJFT being sent to the address set forth on its signature page hereto.

4

(c) This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto and thereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(d) No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties hereto, and any purported assignment in violation of the foregoing shall be null and void ab initio. This Agreement shall be binding on the parties hereto and their respective successors and assigns.

(e) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(f) Without further consideration, TJFT shall use its reasonable best efforts to execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(g) This Agreement shall be construed and interpreted in a manner consistent with the provisions of the Business Combination Agreement. In the event of any conflict between the terms of this Agreement and the Business Combination Agreement, the terms of the Business Combination Agreement shall govern. The provisions set forth in Section 9.04 (Amendment), Section 9.05 (Waiver), Section 10.04 (Severability), Section 10.06 (Specific Performance), Section 10.08 (Governing Law), Section 10.09 (Waiver of Jury Trial), Section 10.12 (Counterparts) and Section 10.13 (Construction) of the Business Combination Agreement, as in effect as of the date hereof, are hereby incorporated by reference into, and shall be deemed to apply to, this Agreement, mutatis mutandis.

[Signature pages follow]

5

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

Signature Page to Support Agreement

TJFT STY HOLDINGS, LLC

By:	/s/ Shadaan Javan
Name:	Shadaan Javan
Title:	Manager

Address:
9 Overbrook Road
Piscataway, NJ 08854
Attn: Dan Javan
Email: dan.javan@suntuity.com

Signature Page to Support Agreement

Exhibit 10.2

SPONSOR AGREEMENT

This SPONSOR AGREEMENT (this “Agreement”), dated as of May 18, 2023, is made by and among Beard Energy Transition Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), Beard Energy Transition Acquisition Corp., a Delaware corporation (“Acquiror”), Beard Energy Transition Acquisition Holdings LLC, a Delaware limited liability company and subsidiary of Acquiror (“OpCo”), Suntuity Inc., a Delaware corporation and wholly owned subsidiary of Acquiror (“New PubCo”), Suntuity Renewables, LLC, a New Jersey limited liability company (the “Company”), and Gregory A. Beard, an individual residing in New York (“Beard”). Sponsor, Acquiror, OpCo, New PubCo, Beard and the Company shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Acquiror, the Company, New PubCo, Merger Sub I, Merger Sub II and, for limited purposes set forth therein, Sponsor and Beard, have entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”) pursuant to which the parties thereto will consummate the Transactions on the terms and subject to the conditions set forth therein; and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into the Business Combination Agreement by the parties thereto, pursuant to which, among other things, Sponsor and Beard will agree to (a) engage in certain transactions with respect to the OpCo Class B Units and Acquiror Class V Common Stock held by Sponsor or its permitted transferee immediately before the First Merger Effective Time, (b) engage in certain transactions with respect to the Acquiror Warrants held by Sponsor or its permitted transferee immediately before the First Merger Effective Time, (c) vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and (d) waive (if applicable) certain anti-dilution adjustments to the conversion ratio set forth in Acquiror’s and OpCo’s Organizational Documents prior to the occurrence of the closing of the Transactions (the “Closing”);

WHEREAS, as of the date hereof, Beard holds (i) 1,250 shares of Acquiror Class V Common Stock and (ii) 1,250 OpCo Class A Units; and

WHEREAS, as of the date hereof, the Sponsor holds (i) 5,750,000 shares of Acquiror Class V Common Stock (each a “Founder Share”), (ii) 12,225,000 Acquiror Warrants (each a “Acquiror Private Placement Warrant”) and (iii) 5,750,000 OpCo Class B Units (each a “Sponsor Unit” and together with the Founder Shares and the Acquiror Private Placement Warrants the “Sponsor Interests”).

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

Section 1. Agreement to Vote.

(a) Prior to the Termination Date (as defined herein), each of Sponsor and Beard, in its capacity as a shareholder of Acquiror, irrevocably and unconditionally agrees that at the Acquiror Stockholders’ Meeting (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof), each of Sponsor and Beard shall:

(i) if and when such meeting is held, appear at such meeting or otherwise cause all Covered Shares (as defined below) owned by Sponsor and Beard as of the record date of such meeting to be counted as present thereat for the purpose of establishing a quorum;

(ii) vote, or cause to be voted, at such meeting (or execute and deliver a written consent, if applicable, causing to be voted) all Covered Shares owned by Sponsor and Beard as of the record date for such meeting in favor of the approval and adoption of the Business Combination Agreement, the Mergers, the Contributions and the other Transactions (collectively, the “Transaction Proposals”) and any other matters necessary or reasonably requested by Acquiror for consummation of the Transactions; and

(iii) vote, or cause to be voted, at such meeting (or execute and deliver a written consent, if applicable, causing to be voted) all Covered Shares owned by Sponsor and Beard as of the record date for such meeting against any other action that would reasonably be expected to (x) materially impede, interfere with, delay, postpone or adversely affect the Transaction Proposals, (y) result in a breach of any covenant, representation or warranty or other obligation or agreement of Acquiror or New PubCo under the Business Combination Agreement or (z) result in a breach of any covenant, representation or warranty or other obligation or agreement of Sponsor, Acquiror, OpCo, New PubCo, or Beard contained in this Agreement.

(b) The obligations of the Sponsor and Beard specified in this Section 1 shall apply whether or not the Transactions or any action described above are recommended by the Board of Directors of Acquiror (the “Acquiror Board”) or the Acquiror Board has changed, withdrawn, withheld, qualified or modified, or publicly proposed to change, withdraw, withhold, qualify or modify, its recommendation to adopt and/or approve the Transaction Proposals. For purposes of this Agreement, “Covered Shares” means all shares of Acquiror Class A Common Stock and Acquiror Class V Common Stock held by Sponsor and Beard as of the date hereof, together with any shares of Acquiror Class A Common Stock and Acquiror Class V Common Stock acquired by Sponsor and Beard after the date hereof.

Section 2. Waiver of Anti-Dilution Protection. With respect to each Sponsor Interest, Sponsor hereby, automatically and without any further action by Sponsor, waives and agrees (subject to the remainder of this Section 2) to refrain from asserting or perfecting, subject to, conditioned upon and effective as of immediately prior to, the Closing (for itself and for its successors and assigns), to the fullest extent permitted by Law and the Organizational Documents of Acquiror and OpCo, any rights to adjustment of the conversion ratio with respect to the Sponsor Interests set forth in the Organizational Documents of Acquiror or OpCo, as applicable. Notwithstanding anything to the contrary contained herein, Sponsor does not waive, or agree to refrain from asserting or perfecting any rights in the event the Business Combination Agreement is terminated. If the Business Combination Agreement is terminated, this Section 2 shall be deemed null and void ab initio.

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Section 3. Forfeitures.

(a) Sponsor hereby agrees that, immediately prior to the consummation of the First Merger (but subject to and contingent upon the prior satisfaction of all of the conditions to consummation of the Merger set forth in Article VIII of the Business Combination Agreement) Sponsor shall automatically and irrevocably surrender and forfeit to OpCo for no consideration, as a contribution to capital, a number of Founder Units (the “Forfeited Units”), to be determined as provided below in Section 3(b), and a number of Sponsor Shares equal to the number of Forfeited Units will be cancelled in connection therewith (after which such Sponsor Shares shall no longer be issued or outstanding) for no consideration (the “Forfeited Shares”, and the cancellation of such Forfeited Shares together with the forfeiture of the Forfeited Units, the “Sponsor Share and Unit Forfeiture”) and (iii) the Sponsor shall automatically irrevocably surrender and forfeit to Acquiror for no consideration, as a contribution to capital, a number of Acquiror Private Placement Warrants, to be determined as provided below in Section 3(c) (the “Forfeited Warrants”, and such forfeiture, the “Sponsor Warrant Forfeiture”).

(b) Unless the Parties otherwise agree, each of the number of Forfeited Shares and the number of Forfeited Units shall equal 5,750,000 less (A) (i) the sum of (a) the aggregate number of shares of New PubCo Class A Common Stock received by Acquiror stockholders who are not Redeeming Stockholders and (b) the aggregate number of shares of New PubCo Class A Common Stock issued in connection with the Suntuity Merger (including shares issuable in respect of Company Restricted Unit Awards) to holders of Company Interests and Company Warrants, divided by (ii) 0.9 less (B) the amount calculated pursuant to the preceding clause (A)(i) of this Section 3(b).

(c) The number of Forfeited Warrants shall equal (i) the product of (A) Acquiror Private Placement Warrants multiplied by (B) a fraction, the numerator of which is the number of shares of Acquiror Class A Common Stock redeemed pursuant to the Redemption Rights and the denominator of which is 23,001,250 plus (ii) fifty percent (50%) of the Private Placement Warrants outstanding after the forfeitures contemplated by the immediately preceding clause (i).

(d) The Forfeited Shares, Forfeited Units and Forfeited Warrants shall be automatically and immediately cancelled by Acquiror or OpCo, as applicable, and Acquiror or OpCo, as applicable, shall direct their respective transfer agent (or such other intermediaries as appropriate) to take any and all such actions incident thereto. Acquiror, OpCo and Sponsor shall take such actions as are necessary to cause the Forfeited Shares, Forfeited Units and Forfeited Warrants to be retired and canceled, after which such Forfeited Shares, Forfeited Units and Forfeited Warrants shall no longer be issued, outstanding, convertible or exercisable.

(e) Notwithstanding the foregoing, it is the understanding and agreement among the Parties hereto that New PubCo shall issue to the holders of the Company Interests an aggregate number of New PubCo Warrants equal to fifty percent (50%) of the Private Placement Warrants outstanding after the forfeitures contemplated by Section 3(c)(i).

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Section 4. Lock-Up.

(a) Sponsor and Beard agree not to transfer, assign or sell any of their respective Acquiror Class A Common Stock, Acquiror Class V Common Stock, OpCo Class A Units or OpCo Class B Units (or any shares of New PubCo Class A Common Stock issuable to Sponsor and Beard in connection with the Transactions), as applicable, until one year after the Closing or earlier if, subsequent to the Closing, (i) the last reported sale price of the New PubCo Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the Closing or (ii) New PubCo consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of New PubCo’s stockholders having the right to exchange their shares of New PubCo Class A Common Stock for cash, securities or other property (the “Lock-up” and such date the “Lock-up Date”).

(b) Subject to certain limited exceptions, Sponsor agrees not to transfer, assign or sell any Acquiror Private Placement Warrants or New PubCo Warrants (or Acquiror Class A Common Stock or New PubCo Common Stock underlying such warrants) held by Sponsor, until 30 days after the Closing.

(c) Notwithstanding the provisions set forth in Sections 4(a) and 4(b):

(i) Transfers of the Founder Shares, New PubCo Class A Common Stock, Acquiror Private Placement Warrants, New PubCo Warrants and shares of New PubCo Class A Common Stock underlying the such warrants and that are held by the Sponsor or any of its permitted transferees (that have complied with this Section 4(c)(i)) are permitted following the Closing, in accordance with paragraph 7(c) of that certain Letter Agreement, dated November 23, 2021, among the Acquiror, its officers and directors and Sponsor (“Acquiror Letter Agreement”).

(ii) Transfers of Acquiror Private Placement Warrants by Sponsor to any directly or indirectly wholly owned subsidiary or any affiliate of Sponsor (any such person, a “Permitted Transferee”) are permitted prior to the Closing, provided that such Permitted Transferee executes a joinder to this Agreement agreeing to be bound by the provisions of this Agreement in the same manner as Sponsor with respect to any such transferred Acquiror Private Placement Warrants.

Section 5. Redemption; Other Covenants.

(a) Unless this Agreement shall have been terminated in accordance with Section 7, each of Sponsor and Beard hereby agree that it or him, as applicable, shall not exercise any Redemption Rights.

Section 6. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the Parties hereunder shall terminate without any further liability on the part of any Party in respect thereof, upon the earlier to occur of (the “Termination Date”) (a) Lock-Up Date, (b) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms and (c) the mutual written agreement of the Parties hereto. Acquiror shall promptly notify Sponsor and Beard of the termination of the Business Combination Agreement promptly after the termination of such agreement.

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Section 7. No Recourse. Notwithstanding anything to the contrary contained herein or otherwise, but without limiting any provision in the Business Combination Agreement or any other agreement contemplated by the Transactions, this Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, may only be made against the entities and persons that are expressly identified as Parties to this Agreement in their capacities as such and no former, current or future shareholder, equity holders, controlling persons, directors, officers, employees, general or limited partners, members, managers, agents or Affiliates of any Party hereto, or any former, current or future direct or indirect stockholder, equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of the Parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith. Without limiting the rights of any Party against the other Parties hereto, in no event shall any Party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or in connection therewith seek to recover monetary damages from, any Non-Recourse Party.

Section 8. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the Sponsor makes no agreement or understanding herein in any capacity other than in the Sponsor’s capacity as a record holder and beneficial owner of shares of Sponsor Interests, Beard makes no agreement or understanding herein in any capacity other than in his capacity as a direct or indirect investor in the Sponsor and Acquiror, and not, in Beard’s capacity as a director, officer or employee of Acquiror and (b) nothing herein will be construed to limit or affect any action or inaction by Beard or any representative of the Sponsor serving as a member of the board of directors (or other similar governing body) of Acquiror or as an officer, employee or fiduciary of Acquiror, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of Acquiror.

Section 9. Representations and Warranties.

(a) Each of the Parties hereto represents and warrants that (i) it has the power and authority, or capacity, as the case may be, to enter into this Agreement and to carry out its obligations hereunder, (ii) the execution and delivery of this Agreement and the performance of its obligations hereunder have been, as applicable, duly and validly authorized by all corporate or limited liability company action on its part and (iii) this Agreement has been duly and validly executed and delivered by such Party (if applicable) and constitutes, a legal, valid and binding obligation of such Party enforceable in accordance with its terms, assuming due execution and delivery by the other Parties hereto, except as such enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. If such Party is not an individual, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Party’s corporate, limited liability company or organizational powers.

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(b) Sponsor and Beard hereby severally but not jointly represents and warrants as of the date hereof to Acquiror, the Company and New PubCo (solely with respect to itself or himself and not with respect to any other Party):

(i) The execution and delivery of this Agreement by Sponsor and Beard does not, and the performance by Sponsor and Beard of its or his obligations hereunder will not, (A) result in any breach of any provision of the organizational documents of Sponsor, or (B) require any consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority that has not been given, except for (1) the filing with the SEC of such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement or the transactions contemplated hereby, (2) such filings with and approvals of the Stock Exchange to permit New PubCo Class A Common Stock to be issued in accordance with the Business Combination Agreement to be listed on the Stock Exchange, (3) filing of the First Certificate of Merger and Second Certificate of Merger in accordance with Section 1.02 of the Business Combination Agreement, (4) the Acquiror Stockholder Approval or (5) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not reasonably be expected to be, individually or in the aggregate, material to Sponsor and Beard, as applicable, in each case, to the extent such consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority would prevent, enjoin or materially delay the performance by Sponsor and Beard of its or his obligations, as applicable, under this Agreement.

(ii) Each of Sponsor and Beard is the record and beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good title to, all of the shares of Acquiror Class V Common Stock and the Private Placement Warrants as set forth in Exhibit A attached hereto, and there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Acquiror Class V Common Stock or Private Placement Warrants (other than transfer restrictions under the Securities Act, Acquiror’s Organizational Documents, this Agreement, the Business Combination Agreement, the Acquiror Letter Agreement or any other applicable securities Laws)). The equity securities set forth in Exhibit A are the only equity securities in Acquiror owned of record or beneficially by such Sponsor and Beard on the date of this Agreement, and none of such equity securities are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of such equity securities, except as provided hereunder and under the Acquiror Letter Agreement.

(iii) There are no Actions pending against Sponsor and Beard, or to the knowledge of Sponsor and Beard, threatened against it or him, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by either of Sponsor and Beard of its obligations under this Agreement.

(iv) No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement, other than as disclosed in the Acquiror Disclosure Schedule, based upon arrangements made by Sponsor, for which Acquiror or any of its Affiliates may become liable.

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(v) Sponsor and Beard understands and acknowledges that each of Acquiror, the Company and New PubCo is entering into the Business Combination Agreement in reliance upon Sponsor’s and Beard’s execution and delivery of this Agreement.

Section 10. No Third Party Beneficiaries. This Agreement shall be for the sole benefit of the Parties and their respective successors and permitted assigns and is not intended, nor shall be construed, to give any Person, other than the Parties and their respective successors and assigns, any legal or equitable right, benefit or remedy of any nature whatsoever by reason this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall constitute the Parties, partners or participants in a joint venture.

Section 11. Further Assurances. Each of the Parties hereto is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Each of the Parties hereto shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement on the terms and conditions described therein no later than immediately prior to the consummation of the Transactions.

Section 12. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 13:

If to Acquiror, New PubCo, Sponsor, Beard or OpCo:

c/o Beard Energy Transition Acquisition Corp.

595 Madison Avenue, 28th Floor

New York, NY 10022

Attention: Gregory A. Beard

E-mail: gbeard@beardacq.com

with a required copy (which copy shall not constitute notice) to:

Vinson & Elkins L.L.P.

1114 Avenue of the Americas, 32nd Floor

New York, NY 10036

Attention: Stancell Haigwood

Email: shaigwood@velaw.com

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If to the Company:

Suntuity Renewable, LLC

9 Overbrook Road

Piscataway, NJ 08854

Attention: Dan Javan

Email: dan.javan@suntuity.com

with a required copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attention: Mitchell S. Nussbaum

Telephone: 212-407-4000

Email: mnussbaum@loeb.com

Section 13. No Waiver of Rights, Powers and Remedies. No failure or delay by a Party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the Parties hereto, shall operate as a waiver of any such right, power or remedy of such Party. No single or partial exercise of any right, power or remedy under this Agreement by a Party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such Party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a Party hereto shall not constitute a waiver of the right of such Party to pursue other available remedies. No notice to or demand on a Party not expressly required under this Agreement shall entitle the Party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

Section 14. Fees and Expenses. Unless otherwise provided under the Business Combination Agreement, all expenses incurred by Sponsor and Beard in connection with this Agreement and the transactions contemplated hereby and the Business Combination Agreement and the Transactions, including without limitation, any expenses incurred by the Sponsor in connection with obtaining an extension to the deadline for Acquiror to complete the Transactions, shall be paid by the Sellers, whether or not such transactions are consummated.

Section 15. Entire Agreement. This Agreement, the Acquiror Letter Agreement and the Business Combination Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise).

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Section 16. Incorporation by Reference. Section 9.04 (Amendments); Section 10.04 (Severability); Section 10.08 (Governing Law); 10.09 (Waiver of Jury Trial); Section 10.11 (Headings); Section 10.12 (Counterparts) and Section 10.13 (Construction) of the Business Combination Agreement are incorporated herein and shall apply to this Agreement mutatis mutandis.

[signature page follows]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

BEARD ENERGY TRANSITION ACQUISITION SPONSOR LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

BEARD ENERGY TRANSITION ACQUISITION HOLDINGS LLC

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

GREGORY A. BEARD

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard

SUNTUITY RENEWABLES LLC

By:	/s/ Shadaan Javan
Name:	Shadaan Javan
Title:	Chief Executive Officer

SUNTUITY INC.

By:	/s/ Gregory A. Beard
Name:	Gregory A. Beard
Title:	Chief Executive Officer

[Signature Page to Sponsor Agreement]

EXHIBIT A

Beneficial Ownership

Owner Name	Acquiror Class V Common Stock	Acquiror Warrants
Gregory A. Beard	1,250	0
Beard Energy Transition Acquisition Sponsor LLC	5,750,000	12,225,000

Exhibit A

Exhibit 10.3

May 18, 2023

Beard Energy Transition Acquisition Corp.

595 Madison Avenue, 28th Floor

New York, NY 10022

Suntuity Inc.

595 Madison Avenue, 28th Floor

New York, NY 10022

Re: Lock-Up Agreement

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in accordance with the Business Combination Agreement (as the same may be amended, supplemented or modified, the “BCA”) entered into by and among Beard Energy Transition Acquisition Corp., a Delaware corporation (“Acquiror”), Suntuity Inc., a Delaware corporation and wholly owned Subsidiary of Acquiror (“New PubCo”), Beard Merger Sub I Corp., a Delaware corporation and wholly owned Subsidiary of New PubCo, Beard Merger Sub II LLC, a Delaware limited liability company and wholly owned Subsidiary of New PubCo, Suntuity Renewables LLC, a Delaware limited liability company, and, solely with respect to Section 7.17 and Article X therein, Beard Energy Transition Acquisition Sponsor LLC, a Delaware limited liability company, and Gregory A. Beard, an individual residing in New York. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the BCA.

In order to induce the parties to proceed with the Transactions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (the “Securityholder”) hereby agrees with Acquiror and New PubCo as follows:

1. Subject to the exceptions set forth herein, the Securityholder agrees not to Transfer (A) any shares of New PubCo Class A Common Stock, (B) New PubCo Warrants (or any shares of New PubCo Class A Common Stock issuable to Securityholder in connection with New PubCo Warrants), (C) any restricted stock unit or equity award from New PubCo in connection with the Transaction (or any shares of New PubCo Class A Common Stock issuable to Securityholder in connection with such restricted stock unit or equity award) and (D) any Equity Interests in a Person that is beneficial owner of securities listed in clauses (A)-(C) received in connection with the Transactions (the securities listed in clauses (A)-(C), the “Lock-up Securities”) until the expiration of the applicable “Lock-up Period” (as defined below).

For the purpose of this Agreement, “Lock-up Period” shall mean:

(i) with respect to (A) any shares of New PubCo Class A Common Stock and (B) any restricted stock unit or equity award from New PubCo in connection with the Transaction (or any shares of New PubCo Class A Common Stock issuable to Securityholder in connection with such restricted stock unit or equity award), the earlier of (i) one year after the Closing, and (ii) subsequent to the Closing Date, if (A) the last reported sale price of the New PubCo Class A

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Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the Closing or (B) New PubCo consummates a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of New PubCo’s stockholders having the right to exchange their shares of New PubCo Class A Common Stock for cash, securities or other property.

(ii) With respect to New PubCo Warrants (or any shares of New PubCo Class A Common Stock issuable to Securityholder in connection with New PubCo Warrants), until thirty (30) days after the Closing.

2. For purposes of this Letter Agreement, “Transfer” shall mean the (A) direct or indirect sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any security, (B) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

3. The restrictions set forth in Section 1 shall not apply to the following (each a “Permitted Transferee”):

(i)	in the case of an entity, Transfers to a Person who is a stockholder, partner, member or Affiliate of such entity as of the Closing Date;

(ii)

in the case of an individual, Transfers by gift to members of the individual’s immediate family (as defined below) or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an affiliate of such person or to a charitable organization;

(iii)	in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of the individual;

(iv)	in the case of an individual, Transfers pursuant to a qualified domestic relations order;

(v)	in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity;

(vi)

transactions relating to New PubCo Class A Common Stock or other securities convertible into or exercisable or exchangeable for New PubCo Class A Common Stock acquired in open market transactions after the Closing; provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise, other than a required filing on Schedule 13F, 13G or 13G/A) during the applicable Lock-up Period; or

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(vii)

exchanges of New PubCo Warrants to New PubCo Class A Common Stock; provided that, following such exchange, the issued New PubCo Class A Common Stock shall be subject to the Lock-up Period described in Section 1(ii);

provided, however, that (A) in the case of clauses (i) through (v), these Permitted Transferees must enter into a written agreement, in substantially the form of this Letter Agreement (it being understood that any references to “immediate family” in the agreement executed by such Permitted Transferee shall expressly refer only to the immediate family of the Securityholder and not to the immediate family of the Permitted Transferee), agreeing to be bound by these Transfer restrictions. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

4. Prior to the Closing, the Securityholder hereby agrees that it shall not Transfer any Equity Interests in Suntuity Renewables, LLC (“Suntuity”) or any Equity Interests in any Person that is a beneficial owner of Equity Interests in Suntuity, in each case, to any Person that is not an Affiliate of the Securityholder on the date hereof, and in connection with any such Transfer to an Affiliate prior to the Closing, the Securityholder will cause the transferee to execute and deliver a lock-up agreement substantially in the form of this Letter Agreement.

5. This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

6. No party hereto may assign either this Letter Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on the Securityholder and each of its respective successors, heirs and assigns and permitted transferees.

7. This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in any Delaware Chancery Court, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

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8. This Letter Agreement shall be binding upon the Securityholder upon the Securityholder’s execution and delivery of this Letter Agreement, but except for Section 4, this Letter Agreement shall only become effective upon the Closing.

9. This Letter Agreement shall terminate on the earlier of the expiration of the Lock-up Period and such time as the Securityholder no longer beneficially owns any Lock-up Securities (provided the Securityholder complied with the restrictions set forth in this Letter Agreement). Notwithstanding anything to the contrary contained herein, in the event that the BCA is terminated in accordance with its terms prior to the Closing, this Letter Agreement shall automatically terminate and become null and void, and the parties shall not have any rights or obligation hereunder. Upon termination of this Letter Agreement, none of the parties hereto shall have any further obligations or liabilities under this Letter Agreement; provided, that nothing in this Section 9 shall relieve any party hereto of liability for any willful material breach of this Letter Agreement prior to its termination.

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Very truly yours,

(Name of Securityholder – Please Print)

(Signature)

(Name of Signatory if Securityholder is an entity – Please Print)

(Title of Signatory if Securityholder is an entity – Please Print)

Address:

[Signature Page to Lock-Up Agreement]

Acknowledged and Agreed:

BEARD ENERGY TRANSITION ACQUISITION CORP.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

SUNTUITY INC.

By:
Name:	Gregory A. Beard
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement]